UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4647
                                   ------------


                       AXP SPECIAL TAX-EXEMPT SERIES TRUST
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
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

Item 1. Reports to Shareholders.

AXP(R) California Tax-Exempt Fund
AXP(R) Massachusetts Tax-Exempt Fund
AXP(R) Michigan Tax-Exempt Fund
AXP(R) Minnesota Tax-Exempt Fund
AXP(R) New York Tax-Exempt Fund
AXP(R) Ohio Tax-Exempt Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2003

Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local income tax.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshots                                         3-8
    AXP California Tax-Exempt Fund                       3
    AXP Massachusetts Tax-Exempt Fund                    4
    AXP Michigan Tax-Exempt Fund                         5
    AXP Minnesota Tax-Exempt Fund                        6
    AXP New York Tax-Exempt Fund                         7
    AXP Ohio Tax-Exempt Fund                             8

Questions & Answers
   with Portfolio Management                             9

Average Annual Total Returns                            15

Each Fund's Long-term Performance                       18

Investments in Securities                               24

Financial Statements                                    61

Notes to Financial Statements                           68

Independent Auditors' Report                            91

Federal Income Tax Information                          92

Board Members and Officers                             104

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2 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP California Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              1/02
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For California investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates
A: 8/18/86        B: 3/20/95        C: 6/26/00

Ticker symbols
A: ICALX          B: ACABX          C: --

Total net assets                                         $268.8 million

Number of holdings                                                  126

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 72.7%
Non-Insured  27.3%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          68.2%
AA bonds                                                            4.5
A bonds                                                             5.5
BBB bonds                                                           3.9
Non-investment grade bonds                                          9.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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3 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP Massachusetts Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For Massachusetts investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from respective state and local tax.

Inception dates
A: 7/2/87         B: 3/20/95        C: 6/26/00

Ticker symbols
A: IDMAX          B: AXMBX          C: --

Total net assets                                          $98.8 million

Number of holdings                                                   65

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 58.7%
Non-Insured  41.3%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          60.7%
AA bonds                                                           18.7
A bonds                                                             1.1
BBB bonds                                                           6.1
Non-investment grade bonds                                          5.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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4 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP Michigan Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              1/02
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For Michigan investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local tax.

Inception dates
A: 7/2/87         B: 3/20/95        C: 6/26/00

Ticker symbols
A: INMIX          B: --             C: --

Total net assets                                          $81.0 million

Number of holdings                                                   63

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 50.6%
Non-Insured  49.4%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          75.0%
AA bonds                                                            8.5
A bonds                                                             2.6
BBB bonds                                                           2.3
Non-investment grade bonds                                          7.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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5 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP Minnesota Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For Minnesota investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local tax.

Inception dates
A: 8/18/86        B: 3/20/95        C: 6/26/00

Ticker symbols
A: IMNTX          B: IDSMX          C: --

Total net assets                                         $470.7 million

Number of holdings                                                  166

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 36.4%
Non-Insured  63.6%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          59.4%
AA bonds                                                           12.8
A bonds                                                             2.6
BBB bonds                                                           8.2
Non-investment grade bonds                                          9.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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6 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP New York Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For New York investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates
A: 8/18/86        B: 3/20/95        C: 6/26/00

Ticker symbols
A: INYKX          B: --             C: --

Total net assets                                         $117.4 million

Number of holdings                                                   67

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 46.1%
Non-Insured  53.9%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          47.9%
AA bonds                                                           26.6
A bonds                                                            12.4
Non-investment grade bonds                                          4.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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7 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

AXP Ohio Tax-Exempt Fund

PORTFOLIO MANAGER

Portfolio manager                                    Terry Fettig, CFA*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For Ohio investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates
A: 7/2/87         B: 3/20/95        C: 6/26/00

Ticker symbols
A: IOHIX          B: --             C: --

Total net assets                                          $82.6 million

Number of holdings                                                   62

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
          X      X   HIGH
          X      X   MEDIUM
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)
Insured 56.5%
Non-Insured  43.5%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          57.8%
AA bonds                                                           24.1
A bonds                                                             1.3
BBB bonds                                                           6.8
Non-investment grade bonds                                          3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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8 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers WITH PORTFOLIO MANAGEMENT

As of February 2003, all of these Funds are managed by a team of portfolio managers led by Terry Fettig. This change is due to the Fixed Income department's move to a sector-based management approach.

Q: How did the AXP State Tax-Exempt Funds perform for the 12-month period ended June 30, 2003?

A: All Fund returns are for Class A shares, excluding sales charges. All returns are for the 12 months ended June 30, 2003.

    The AXP California Tax-Exempt Fund gained 7.26%, compared to the Lipper California Municipal Debt Funds Index, which rose 7.59%. The Lehman Brothers California Municipal Bond Index returned 7.93% for the same period.

    The AXP Massachusetts Tax-Exempt Fund increased 6.73%, compared to the Lipper Massachusetts Municipal Debt Funds Index, which rose 8.56%. The Lehman Brothers Massachusetts Municipal Bond Index returned 9.03% for the same period.

    The AXP Michigan Tax-Exempt Fund gained 8.00%, compared to the Lipper Michigan Municipal Debt Funds Index, which rose 7.90%. The Lehman Brothers Michigan Municipal Bond Index returned 9.51% for the same period.

    The AXP Minnesota Tax-Exempt Fund increased 7.78%, compared to the Lipper Minnesota Municipal Debt Funds Index, which gained 8.02%. The Lehman Brothers Minnesota Municipal Bond Index returned 8.42% for the same period.

    The AXP New York Tax-Exempt Fund rose 8.43%, while the Lipper New York Municipal Debt Funds Index increased 7.94%. The Lehman Brothers New York Municipal Bond Index returned 8.71% for the same period.

    The AXP Ohio Tax-Exempt Fund gained 7.08%, while the Lipper Ohio Municipal Debt Funds Index rose 8.03%. The Lehman Brothers Ohio Municipal Bond Index returned 8.74% for the same period.

    A broad barometer applicable to each of the Funds, the Lehman Brothers Municipal Bond Index, gained 8.74% for the same 12-month period.

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%                                  (bar 3)
 8%        (bar 1)      (bar 2)      +8.74%       (bar 4)
 6%        +7.26%       +7.93%                     +7.59
 4%
 2%
 0%

(bar 1) AXP California Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers California Municipal Bond Index (unmanaged) (bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper California Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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9 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers

A Look at California's Debt Crisis

On July 24, 2003, Standard & Poor's Corp. lowered the State of California's general obligation (GO)(1) credit rating by three levels to BBB*, the lowest of any state, as lawmakers grappled with closing a $38 billion fiscal year 2004 budget shortfall. Meanwhile, California Gov. Gray Davis faces an Oct. 7, 2003 recall election.

(1) General obligation bonds are generally backed by state income taxes.

* S&P also downgraded State of California Public Works Lease Revenue Bonds to BBB- (from A-).

Q: How has AXP California Tax-Exempt Fund been positioned in light of the ratings, budget and political uncertainties in California?

A: For more than a year, AXP California Tax-Exempt Fund has been substantially underweight in uninsured general obligation California bonds and lease obligation bonds. The Fund's current uninsured GO weighting of 2% of the portfolio (as of July 25) compares with a 17% weighting for the Lehman Brothers California Municipal Bond Index. Prices of uninsured State general obligation bonds were (are) most at risk. In AXP California Tax-Exempt Fund, about two-thirds of the portfolio is insured (by private insurers) against the risk the borrower will default. The Fund also owns general obligation and revenue bonds of California cities and other municipalities. To date, ratings of these securities were unaffected by the State downgrade.

State-by-State Snapshot as of 6/30/03

                            General Obligation          6/30/03 Yield
                           Bond Rating Moody's/        to Maturity on
State                        Standard & Poor's        10-Year GO Bonds
California                       A2/BBB**                   3.94%
Massachusetts                     Aa2/AA-                   3.41%
Michigan                          Aaa/AAA                   3.43%
Minnesota                         Aa1/AAA                   3.47%
New York                           A2/AA                    3.54%
Ohio                              Aa1/AA+                   3.33%

Source: Bloomberg

** As of July 24, 2003.

This illustration is not intended to represent the yield of any American Express fund.

    The Fund is positioned to preserve capital relative to the Fund's benchmark in the event of other State of California rating downgrades (by rating services such as Moody's). In our view, it is highly unlikely that State of California will default on its GO debt. We see the current situation as primarily a crisis of political will, and we are encouraged that as of July 31, 2003 legislators finally appeared to be more motivated to find budget solutions. However, we are mindful of the fact that Davis' apparent lack of popularity could lead to a change in government come October, and that a recall vote presents more uncertainty for investors than a general election.

    From a cost perspective, S&P's rating downgrade means that California taxpayers may have to pay an extra $7 million a year for every $1 billion borrowed (assuming 30-year bonds). We anticipate that California will close its budget hole with spending cuts, fee increases and deficit financing.

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10 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We upgraded the overall credit quality of the portfolios, given our outlook for a slow growth economy. (end callout quote)

Q:  What factors affected performance during the annual period?

A: The tax-exempt bond market was quite strong. Indeed, municipal market yields rallied over the fiscal year as a whole in spite of high municipal issuance. Supply of municipal bonds for the first six months of 2003 was on pace to match the record $358 billion set in calendar year 2002. Still, demand kept up with supply for most of the annual period. Many municipal issuers sought to refinance or restructure their existing debt at the lower rates available.

    With headlines in the press dominated by volatile equity performance, corporate accounting scandals and geopolitical tensions, retail investors turned to municipal bonds to help temper overall portfolio volatility. Extremely low interest rates on short-term money market securities also played a role in the strength of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt.

    On the downside, AXP Massachusetts Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund substantially underperformed their peers. Both Funds had durations that were too short during the first half of the year and held positions in non-investment grade bonds that underperformed in a strong municipal bond market. On the positive side, AXP New York Tax-Exempt Fund outperformed its peer group by a strong margin.

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%                     (bar 2)      (bar 3)      (bar 4)
 8%        (bar 1)      +9.03%       +8.74%       +8.56%
 6%        +6.73%
 4%
 2%
 0%

(bar 1) AXP Massachusetts Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Massachusetts Municipal Bond Index (unmanaged) (bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper Massachusetts Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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11 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers

    Municipal credit quality deteriorated during the period, as states and municipalities across the country experienced budget shortfalls due to declining revenue sources and increasing Medicaid and education costs. Still, the asset class maintained a high credit quality overall.

    California and Minnesota general obligation bonds were both downgraded by the rating agencies during the annual period. Minnesota's leadership closed its budget gap with spending cuts and higher fees. However, as of June 30, California's budget woes remained unsolved. The state's bond rating had slipped to the lowest among the 50 states (BBB as of July 24). California's governor faces a recall vote on Oct. 7, 2003.

    As of June 30, 2003, the one-year municipal bond was offering yields of about 87% that of same-duration U.S. Treasuries, and thirty-year municipals

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%        (bar 1)      (bar 2)      (bar 3)      (bar 4)
 8%        +8.00%       +9.51%       +8.74%       +7.90%
 6%
 4%
 2%
 0%

(bar 1) AXP Michigan Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Michigan Municipal Bond Index (unmanaged)
(bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper Michigan Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%                      (bar 2)      (bar 3)      (bar 4)
 8%        (bar 1)       +8.42%       +8.74%       +8.02%
 6%        +7.78%
 4%
 2%
 0%

(bar 1) AXP Minnesota Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Minnesota Municipal Bond Index (unmanaged) (bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper Minnesota Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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12 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers

    were offering yields of approximately 97% that of long-term U.S. Treasury bonds. This made municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes. Our general focus was to position the Funds to take advantage of these positive trends for the municipal bond market.

Q: What changes did you make to the portfolios and how are they currently positioned?

A: We made several strategic moves within the Funds during the annual period. First, we upgraded the overall credit quality of the portfolios, given our outlook for a slow growth economy. Higher quality municipal securities generally performed better than lower quality issues during the period, which benefited the Funds. Second, during the first half of the period, we entered into interest rate swaps as a tool to help manage the portfolios' duration, but we did not employ this strategy during the second half of the period. We also moved to a neutral duration versus each Fund's benchmark.

    We also moved during the second half from a concentration in intermediate-term bonds to a laddered structure that more closely mirrored the Lehman Brothers Municipal Bond Index. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. These tactical moves were made in an effort both to reduce the volatility and risks associated with interest rate forecasts and to produce more consistent returns. Third, we completely eliminated the Funds' positions in tobacco-settlement revenue bonds and other tobacco-related issues, which underperformed during the period, and avoided any holdings in airline special facility issues.

    In each Fund, we continued to diversify across economic sectors, with an emphasis on essential-service revenue bonds, such as those for transportation

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%        (bar 1)      (bar 2)      (bar 3)
 8%        +8.43%       +8.71%       +8.74%       (bar 4)
 6%                                               +7.94%
 4%
 2%
 0%

(bar 1) AXP New York Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers New York Municipal Bond Index (unmanaged)
(bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper New York Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
13 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Questions & Answers

    and water and sewer projects. We also continued to seek bonds with good structure and to further diversify the Funds' holdings by coupon, maturity and type of obligation. These efforts combined caused our portfolio turnover rates for each of the Funds to increase.

    In AXP California Tax-Exempt Fund, we significantly underweighted state general obligation paper, focusing instead on essential-service revenue bonds and other more regional California issuers, such as city water & power departments. In each Fund, assets were allocated across various state, city, county and special district issues to further help manage risk.

Q:  How will you manage the Funds in the coming months?

A: We believe inflation will remain subdued and that interest rates will remain low. Given the Federal Reserve Board's interest rate cut on June 25, which brought interest rates to their lowest level since 1958, we believe that the Federal Reserve Board will likely not make another official change in monetary policy before the end of the calendar year. Thus, we intend to maintain the Funds' neutral durations in the months ahead. We also believe that new issuance by municipalities will continue to be high and that credit quality will continue to be of some concern. Thus, we are carefully monitoring individual state budgets and the methods by which respective state administrations are working to resolve their budget problems.

    We believe that municipal bonds will continue to offer attractive tax-equivalent yields compared to U.S. Treasuries. Our focus will remain on seeking higher-quality securities with an emphasis on generating a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

(bar graph)
                 PERFORMANCE COMPARISON
            For the year ended June 30, 2003

10%                     (bar 2)      (bar 3)      (bar 4)
 8%        (bar 1)      +8.74%       +8.74%       +8.03%
 6%        +7.08%
 4%
 2%
 0%

(bar 1) AXP Ohio Tax-Exempt Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Ohio Municipal Bond Index (unmanaged)
(bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper Ohio Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
14 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (8/18/86)         (3/20/95)              (6/26/00)
                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +7.26%   +2.16%   +6.44%     +2.44%      +6.43%     +6.43%
5 years           +4.96%   +3.94%   +4.17%     +4.00%        N/A        N/A
10 years          +5.31%   +4.80%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +4.90%     +4.90%      +6.31%     +6.31%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

AXP Massachusetts Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (7/2/87)          (3/20/95)              (6/26/00)

                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +6.73%   +1.65%   +5.92%     +1.92%      +5.91%     +5.91%
5 years           +4.58%   +3.57%   +3.80%     +3.63%        N/A        N/A
10 years          +5.21%   +4.69%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +4.75%     +4.75%      +6.38%     +6.38%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
15 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (7/2/87)          (3/20/95)              (6/26/00)
                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +8.00%   +2.86%   +7.18%     +3.18%      +7.18%     +7.18%
5 years           +4.85%   +3.83%   +4.06%     +3.89%        N/A        N/A
10 years          +5.29%   +4.78%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +4.80%     +4.80%      +6.81%     +6.81%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

AXP Minnesota Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (8/18/86)         (3/20/95)              (6/26/00)
                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +7.78%   +2.67%   +6.97%     +2.97%      +6.96%     +6.96%
5 years           +5.09%   +4.07%   +4.31%     +4.14%        N/A        N/A
10 years          +5.46%   +4.95%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +5.08%     +5.08%      +6.76%     +6.76%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
16 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (8/18/86)         (3/20/95)              (6/26/00)
                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +8.43%   +3.28%   +7.61%     +3.61%      +7.60%     +7.60%
5 years           +5.13%   +4.11%   +4.35%     +4.18%        N/A        N/A
10 years          +5.21%   +4.70%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +4.90%     +4.90%      +6.91%     +6.91%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

AXP Ohio Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                       Class A           Class B                Class C
(Inception dates)     (7/2/87)          (3/20/95)              (6/26/00)
                  NAV(1)   POP(2)   NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)
1 year            +7.08%   +1.99%   +6.47%     +2.47%      +6.26%     +6.26%
5 years           +4.83%   +3.82%   +4.05%     +3.88%        N/A        N/A
10 years          +5.07%   +4.56%     N/A        N/A         N/A        N/A
Since inception     N/A      N/A    +4.75%     +4.75%      +6.21%     +6.21%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
17 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP California Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers California Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP CALIFORNIA TAX-EXEMPT FUND

$20,000  (solid line) AXP California Tax-Exempt Fund Class A
$15,000 (large dashed line) Lehman Brothers California Municipal Bond Index(1) $10,000 (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper California Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP California Tax-Exempt Fund $15,982
(large dashed line) Lehman Brothers California Municipal Bond Index(1) $18,489 (dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper California Municipal Debt Funds Index(3) $17,339

(1) The Lehman Brothers California Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of California. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper California Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +2.16%
5 years                                            +3.94%
10 years                                           +4.80%

Results for other share classes can be found on page 15

--------------------------------------------------------------------------------
18 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Massachusetts Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Massachusetts Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Massachusetts Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MASSACHUSETTS TAX-EXEMPT FUND

$20,000  (solid line) AXP Massachusetts Tax-Exempt Fund Class A
$15,000  (large dashed line) Lehman Brothers Massachusetts Municipal Bond
         Index(1)
$10,000  (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper Massachusetts Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP Massachusetts Tax-Exempt Fund $15,823
(large dashed line) Lehman Brothers Massachusetts Municipal Bond Index(1)
                    $18,763
(dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper Massachusetts Municipal Debt Funds Index(3) $17,402

(1) The Lehman Brothers Massachusetts Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Massachusetts. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Massachusetts Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +1.65%
5 years                                            +3.57%
10 years                                           +4.69%

Results for other share classes can be found on page 15

--------------------------------------------------------------------------------
19 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Michigan Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Michigan Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Michigan Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MICHIGAN TAX-EXEMPT FUND

$20,000  (solid line) AXP Michigan Tax-Exempt Fund Class A
$15,000 (large dashed line) Lehman Brothers Michigan Municipal Bond Index(1) $10,000 (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper Michigan Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP Michigan Tax-Exempt Fund $15,952
(large dashed line) Lehman Brothers Michigan Municipal Bond Index(1) $18,916 (dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper Michigan Municipal Debt Funds Index(3) $16,915

(1) The Lehman Brothers Michigan Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Michigan. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Michigan Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +2.86%
5 years                                            +3.83%
10 years                                           +4.78%

Results for other share classes can be found on page 16.

--------------------------------------------------------------------------------
20 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Minnesota Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Minnesota Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Minnesota Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MINNESOTA TAX-EXEMPT FUND

$20,000  (solid line) AXP Minnesota Tax-Exempt Fund Class A
$15,000 (large dashed line) Lehman Brothers Minnesota Municipal Bond Index(1) $10,000 (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper Minnesota Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP Minnesota Tax-Exempt Fund $16,207
(large dashed line) Lehman Brothers Minnesota Municipal Bond Index(1) $18,123 (dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper Minnesota Municipal Debt Funds Index(3) $16,983

(1) The Lehman Brothers Minnesota Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Minnesota. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Minnesota Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +2.67%
5 years                                            +4.07%
10 years                                           +4.95%

Results for other share classes can be found on page 16.

--------------------------------------------------------------------------------
21 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP New York Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers New York Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP NEW YORK TAX-EXEMPT FUND

$20,000  (solid line) AXP New York Tax-Exempt Fund Class A
$15,000 (large dashed line) Lehman Brothers New York Municipal Bond Index(1) $10,000 (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper New York Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP New York Tax-Exempt Fund $15,822
(large dashed line) Lehman Brothers New York Municipal Bond Index(1) $18,796 (dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper New York Municipal Debt Funds Index(3) $16,871

(1) The Lehman Brothers New York Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper New York Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +3.28%
5 years                                            +4.11%
10 years                                           +4.70%

Results for other share classes can be found on page 17.

--------------------------------------------------------------------------------
22 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Ohio Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Ohio Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Ohio Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP OHIO TAX-EXEMPT FUND

$20,000  (solid line) AXP Ohio Tax-Exempt Fund Class A
$15,000 (large dashed line) Lehman Brothers Ohio Municipal Bond Index(1) $10,000 (dotted line) Lehman Brothers Municipal Bond Index(2)
 $5,000  (small dashed line) Lipper Ohio Municipal Debt Funds Index(3)

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP Ohio Tax-Exempt Fund $15,623
(large dashed line) Lehman Brothers Ohio Municipal Bond Index(1) $18,124 (dotted line) Lehman Brothers Municipal Bond Index(2) $18,550
(small dashed line) Lipper Ohio Municipal Debt Funds Index(3) $17,260

(1) The Lehman Brothers Ohio Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Ohio. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Ohio Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of June 30, 2003
1 year                                             +1.99%
5 years                                            +3.82%
10 years                                           +4.56%

Results for other share classes can be found on page 17.

--------------------------------------------------------------------------------
23 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP California Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (93.1%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

ABAG Finance Authority
     for Nonprofit Corporations
     Certificates of Participation
     International School Series 1996
         05-01-26               7.38%             $2,200,000          $2,297,614
ABAG Finance Authority
     for Nonprofit Corporations
     Revenue Bonds San Diego
     Hospital Association
     Series 2001A
         08-15-20               6.13               1,000,000           1,061,020
Alameda Unified School District Unlimited
     General Obligation Refunding Bonds
     Alameda County Series 2002
     (FSA Insured)
         07-01-14               5.50               2,000,000           2,361,960
Alhambra City Elementary School District
     Capital Appreciation Unlimited
     General Obligation Bonds Zero Coupon
     Series 1999A (FSA Insured)
         09-01-22               5.95               1,055,000(f)          408,011
Anaheim Public Financing Authority
     Lease Capital Appreciation Improvement
     Revenue Bonds Zero Coupon
     Series 1997C (FSA Insured)
         09-01-25               5.61               2,170,000(f)          704,708
Anaheim Union High School District
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         08-01-16               5.38               1,550,000           1,755,608
Beaumont Financing Authority
     Local Agency Revenue Bonds
     Series 2000A
         09-01-32               7.38               1,955,000           2,093,746
Brea Redevelopment Agency
     Tax Allocation Refunding Bonds
     Redevelopment Project AB
     Series 1993 (MBIA Insured)
         08-01-17               5.50               1,800,000           1,841,652
Calleguas-Las Virgines Public Financing Authority
     Revenue Bonds Series 2003A
     (MBIA Insured)
         07-01-33               5.00               2,000,000           2,090,400
Cerritos Public Financing Authority
     Refunding Tax Allocation Bonds
     Series 2002A (AMBAC Insured)
         11-01-24               5.00               2,000,000           2,124,080
Commonwealth of Puerto Rico
     Public Improvement Unlimited
     General Obligation Refunding Bonds
     Series 2001A (XLCA Insured)
         07-01-17               5.50               1,000,000(c)        1,183,150
Community Development Authority
     Health Facilities Unihealth America
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         10-01-11              10.16               5,000,000(g)        6,698,299
Contra Costa County
     Residential Rent Facility
     Multi-family Housing Revenue Bonds
     Cypress Meadows Series 1998E A.M.T.
         09-01-28               7.00               2,000,000(b)        1,723,780
Contra Costa Water District
     Refunding Revenue Bonds
     Series 2002L (FSA insured)
         10-01-08               4.00               3,155,000           3,421,692
Desert Sands Unified School District Refunding
     Certificates of Participation
     Series 2003 (MBIA Insured)
         03-01-17               5.25               1,135,000(i)        1,257,807

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
24 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Encinitas Union School District
     Unlimited General Obligation Bonds
     Zero Coupon Series 1996 (MBIA Insured)
         08-01-15               5.85%             $2,500,000(f)       $1,499,025
Folsom Special Tax Bonds
     Community Facilities District #14
     Series 2002
         09-01-22               6.13               1,000,000           1,020,820
Folsom Special Tax Refunding Bonds
     Community Facilities District #10
     Series 1999
         09-01-24               7.00               3,000,000           3,198,990
Fontana Unified School District
 Convertible Capital Appreciation
     Unlimited General Obligation Bonds
     Series1997D (FGIC Insured)
         05-01-22               5.75               2,000,000           2,257,740
Fontana Unified School District
     Unlimited General Obligation Bonds
     Series 1995C (FGIC Insured)
         05-01-20               6.15               3,470,000           4,039,809
Foothill/Eastern Transportation
     Corridor Agency Toll Road
     Senior Lien Revenue Bonds
     Series 1995A
         01-01-34               6.00               1,775,000           2,030,281
Fremont Unified School District
     Unlimited General Obligation Bonds
     Alameda County Series 2002A (FGIC Insured)
         08-01-19               5.38               2,250,000           2,518,290
Garden Grove Agency for
     Community Development
     Tax Allocation Refunding Bonds
     Garden Grove Community
     Series 1993
         10-01-23               5.88               2,750,000           2,819,740
Garden Grove Certificate of Participation
     Bahia Village/Emerald Isle
     Series 1993 (FSA Insured)
         08-01-23               5.70               2,660,000           2,722,191
Indian Wells Redevelopment Agency
     Tax Allocation Bonds
     Consolidated Whitewater
     Series 2003A (AMBAC Insured)
         09-01-20               5.00               2,805,000           2,994,983
Infrastructure & Economic Development
     Bank Revenue Bonds
     American Center for Wine, Foods & Arts
     Series 1999 (ACA Insured)
         12-01-19               5.70               2,500,000           2,735,125
Inglewood Redevelopment Agency
     Revenue Bonds Series 1998A
     (AMBAC Insured)
         05-01-23               5.25               1,100,000           1,233,892
Intercommunity Hospital Financing Authority
     Certificate of Participation Series 1998
     (ACA Insured)
         11-01-19               5.25               1,250,000           1,311,900
La Palma Community Development
     Commission Refunding Tax Allocation
     Bonds Series 2001 (ACA Insured)
         06-01-21               5.50               1,830,000           1,993,273
Lake Elsinore Public Financing Authority
     Local Agency Revenue Bonds
     Series 1997F
         09-01-20               7.10               2,910,000           3,103,690
Lancaster Redevelopment Agency Tax Allocation
     Refunding Bonds Series 2003
     (MBIA Insured)
         08-01-17               5.13               1,840,000           2,073,643
Las Virgenes Unified School District
     Los Angeles County Capital Appreciation
     General Obligation Bonds Zero Coupon
     Series 1999 (FSA Insured)
         11-01-21               5.67               1,800,000(f)          734,634
         11-01-22               5.68               2,300,000(f)          882,165
         11-01-23               5.68               2,945,000(f)        1,064,323
Los Angeles Airports Department
     Refunding Revenue Bonds
     Los Angeles Intl Airport
     Series 2003B (MBIA Insured)
         05-15-08               5.00               2,000,000           2,239,840


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
25 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Los Angeles County Sanitation Districts
     Financing Authority Revenue Bonds
     Series 2003A (FSA Insured)
         10-01-13               5.00%             $2,000,000          $2,279,700
Los Angeles Department of Water & Power
     Revenue Bonds Series 2001A
     (FSA Insured)
         07-01-18               5.25               2,000,000           2,203,060
Los Angeles Department of Water & Power
     Revenue Bonds Series 2003B
     (MBIA Insured)
         07-01-07               5.00               2,000,000           2,234,140
Los Angeles Multi-family Housing
     Revenue Bonds Park Parthenia
     Series 1986 (GNMA Insured)
     A.M.T.
         01-20-22               7.40               1,000,000           1,007,890
Los Angeles Harbor Department Revenue Bonds
     Series 1988 Escrowed to Maturity
         10-01-18               7.60               1,000,000           1,324,230
Los Angeles Harbor Department Revenue Bonds
     Series 1996B (MBIA Insured) A.M.T.
         11-01-19               5.38               2,000,000           2,144,340
Los Angeles Unified School District
     General Obligation Bonds Series 2001A
     (FSA Insured)
         07-01-21               5.00               2,000,000           2,112,220
Los Angeles Unified School District
     Refunding Bonds Certificates of Participation
     Series 2002B (FSA Insured)
         10-01-06               5.00               1,000,000           1,105,720
         10-01-07               5.00               1,000,000           1,121,520
         10-01-08               5.00               1,000,000           1,134,040
Los Angeles Unified School District
     Unlimited General Obligation Bonds
     Series 2003A (MBIA Insured)
         01-01-28               5.00               2,000,000           2,093,700
Los Angeles Unified School District
     Unlimited General Obligation Bonds
     Series 2003F (FGIC Insured)
         01-01-28               5.00               1,000,000           1,046,850
Los Angeles Unified School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (MBIA Insured)
         07-01-14               5.75               2,000,000           2,407,280
         07-01-15               5.75               2,000,000           2,411,180
Los Angeles Wastewater System
     Refunding Revenue Bonds
     Series 2003A (MBIA Insured)
         06-01-27               5.00               2,000,000           2,094,620
Menlo Park Unlimited General Obligation Bonds
     Series 2002
         08-01-32               5.30               1,900,000           2,041,626
Novato Community Facility District #1
     Vintage Oaks Public Improvement
     Special Tax Refunding Bonds
     Series 1994
         08-01-21               7.25               2,000,000           2,100,680
Oxnard School District Unlimited General Obligation
     Refunding Bonds Series 2001A
     (MBIA Insured)
         08-01-30               5.75               2,575,000           3,036,852
Paramount Redevelopment Agency
     Tax Allocation Bonds
     Series 2003 (MBIA Insured)
         08-01-15               5.00               2,000,000           2,230,560
Pittsburg Redevelopment Agency
     Tax Allocation Bonds Los Medanos
     Community Development Zero Coupon
     Series 1999 (AMBAC Insured)
         08-01-24               6.05               2,100,000(f)          723,492
Port of Oakland Miscellaneous Revenue
     Bonds Series 2000K (FGIC Insured) A.M.T.
         11-01-18               5.63               1,000,000           1,118,380
Port of Oakland Refunding Revenue Bonds
     Series 1997G (MBIA Insured) A.M.T.
         11-01-25               5.38               3,080,000           3,285,744
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               2,500,000(c)        2,527,325


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
26 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Rancho Santiago Community College District
     Unlimited General Obligation Bonds
     Series 2003A (MBIA Insured)
         09-01-09               3.00%             $1,000,000          $1,023,090
Redding Redevelopment Agency
     Tax Allocation Refunding Bonds
     Canby Hilltop Cypress
     Series 1993D (FSA Insured)
         09-01-23               5.00               4,700,000           4,787,373
Redlands Lease Certificates of Participation
     Series 2003 (AMBAC Insured)
         09-01-12               5.00               1,100,000           1,250,040
Richmond Joint Powers Financing Authority
     Lease & Gas Tax Refunding Revenue Bonds
     Series 1995A
         05-15-13               5.25               2,000,000           2,162,260
Riverside County Certificate of Participation
     Series 1998 (MBIA Insured)
         12-01-21               5.00               1,530,000           1,617,990
Riverside Electric Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         10-01-12               5.00               2,495,000(i)        2,827,334
Rural Home Mtge Finance Authority
     Refunding Revenue Bonds
     Single Family Housing 2nd Series 1997A
     (GNMA/FNMA Insured) A.M.T.
         09-01-29               7.00                 560,000             593,723
Rural Home Mtge Finance Authority
     Revenue Bonds Single Family Housing
     5th Series 1998B (FNMA/GNMA Insured)
     A.M.T.
         12-01-29               6.35                 685,000             709,626
Sacramento City Financing Authority
     Revenue Bonds City Hall
     Redevelopment Series 2002A
     (FSA Insured)
         12-01-19               5.38               1,580,000           1,769,331
Sacramento Cogeneration Authority
     Pre-refunded Revenue Bonds
     Procter & Gamble Series 1995
         07-01-10               6.38                 500,000             560,715
Sacramento Municipal Utilities District Electric
     Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         11-15-10               5.00               2,500,000(i)        2,842,775
San Bernardino Joint Powers
     Financing Authority Tax Allocation
     Refunding Revenue Bonds
     Series 2002
         04-01-26               6.63               2,000,000           2,060,160
San Diego County Capital Asset Lease
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         09-01-07               9.22               3,200,000(g)        4,103,936
San Diego Public Water Facilities Financing
     Authority Revenue Bonds
     Series 2002 (MBIA Insured)
         08-01-26               5.00               2,500,000           2,602,350
San Diego Redevelopment Agency
     Tax Allocation Bonds Centre City
     Series 2003A (MBIA Insured)
         09-01-08               2.75               1,000,000           1,022,970
San Diego Unified School District
     Capital Appreciation
     Unlimited General Obligation Bonds
     Series 2002D (FGIC Insured)
         07-01-25               5.25               2,500,000           2,685,650
San Francisco Bay Area Rapid Transit District
     Sales Tax Revenue Bonds
     Series 2001 (AMBAC Insured)
         07-01-36               5.13               2,000,000           2,112,280
San Francisco City & County Airports Commission
     Intl Airport Refunding Revenue Bonds
     2nd Series 2001 (FGIC Insured)
         05-01-16               5.25               2,170,000           2,404,859
San Jose Financing Authority Lease
     Refunding Revenue Bonds
     Civic Center Project Series 2002B
     (AMBAC Insured)
         06-01-37               5.00               3,000,000           3,127,650


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
27 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

San Jose Redevelopment Agency
     Merged Area Tax Allocation Bonds
     Series 1993 Inverse Floater
     (MBIA Insured)
         08-01-14               9.57%             $3,000,000(g)       $3,252,030
San Jose Redevelopment Agency
     Tax Allocation Bonds
     Series 2002 (MBIA Insured)
         08-01-32               5.00               3,000,000           3,113,280
San Juan Unified School District
     Unlimited Tax General Obligation Bonds
     Zero Coupon Series 1999
         08-01-21               5.68                 820,000(f)          338,783
         08-01-24               5.70               1,810,000(f)          623,581
San Mateo County Community College District
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         09-01-18               5.38               1,000,000           1,117,130
San Ramon Certificates of Participation
     Refunding Bonds Series 2001
     (AMBAC Insured)
         03-01-21               5.00               1,835,000           1,942,017
Santa Clara County Mountain View Los Altos
     Union High School District Unlimited Tax
     General Obligation Bonds Series 1995A
         08-01-15               5.75               1,200,000           1,329,036
Santa Maria Joint Union High School District
     General Obligation Bonds
     Series 2003B (FSA Insured)
         08-01-27               5.00               3,000,000           3,137,580
Santa Monica-Malibu Unified School District
     Capital Appreciation General Obligation
     Bonds Los Angeles County Zero Coupon
     Series 1999 (FGIC Insured)
         08-01-22               5.38               7,300,000(f)        2,834,882
South Tahoe Joint Powers
     Financing Authority
     Refunding Revenue Bonds
     Series 1995B
         10-01-20               6.25               2,700,000           2,861,568
Southern California Public Power Authority
     Transmission Special Bonds
     Series 1992
         07-01-12               6.00                 100,000             101,339
State Department of Water Resources
     Power Supply Revenue Bonds
     Series 2002A (MBIA Insured)
         05-01-09               5.25               7,200,000           8,187,119
         05-01-10               5.25               3,000,000           3,410,070
State Department of Water Resources
     Water Systems Revenue Bonds
     Center Valley Series 2002X (FGIC Insured)
         12-01-16               5.50               2,000,000           2,356,720
State Educational Facilities Authority
     Refunding Revenue Bonds
     Pepperdine University
     Series 2003A (FGIC Insured)
         09-01-33               5.00               1,000,000           1,042,000
State Educational Facilities Authority
     Revenue Bonds Keck Graduate
     Institute of Applied Life Sciences
     Series 2000
         06-01-20               6.63               1,490,000           1,655,271
State Educational Facilities Authority
     Revenue Bonds Stanford University Series 1997N
         12-01-27               5.20               1,000,000           1,070,290
State Educational Facilities Authority
 Revenue Bonds University of Southern California
     Series 2003A
         10-01-33               5.00               2,000,000           2,088,400
State for Previous Veterans Unlimited
     General Obligation Bonds
     Series 2000B A.M.T.
         12-01-12               4.95               2,250,000           2,410,470
         12-01-13               5.05               1,435,000           1,544,907
         12-01-14               5.15               2,535,000           2,753,948
State General Obligation Bonds
     Series 2000
         05-01-30               5.75               2,000,000           2,150,360

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
28 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Public Works Board
     California Community Colleges Lease
     Pre-refunded Revenue Bonds
     Series 1994
         03-01-19               7.00%             $2,000,000          $2,120,660
State Public Works Board
     Department of General Services
     Capital East End Revenue Bonds
     Series 2002A
         12-01-06               5.00               1,000,000           1,094,960
State University Multiple Purpose Revenue Bonds
     Series 2000K (FGIC Insured)
         09-01-20               5.00               1,830,000           1,939,416
State University Multiple Purpose Revenue Bonds
     Series 2003Q (FSA Insured)
         09-01-18               5.00               2,000,000           2,152,860
State University Refunding Revenue Bonds
     Series 1993C (AMBAC Insured)
         09-01-23               5.00               2,000,000           2,041,320
State Unlimited General Obligation Bonds
     Series 2002
         02-01-15               6.00               1,000,000           1,172,460
State Unlimited General Obligation Bonds
     Series 2003
         02-01-10               5.00               1,000,000           1,095,410
State Unlimited General Obligation Refunding Bonds
     Series 2001 (AMBAC Insured)
         03-01-15               5.50               3,000,000           3,396,240
State Unlimited General Obligation Refunding Bonds
     Series 2003
         02-01-08               5.00               1,000,000           1,095,790
State Unlimited General Obligation Refunding Bonds
     Series 2003 (MBIA Insured)
         02-01-27               5.25               4,000,000           4,261,480
         02-01-31               5.00               2,000,000           2,071,400
Statewide Communities Development Authority
     Certificates of Participation
     St. Joseph Health System Group
     Series 1994
         07-01-15               6.50               3,500,000           3,764,810
Statewide Communities Development Authority
     College Revenue Bonds Thomas Jefferson
     School of Law Series 2001
         10-01-31               7.75               2,500,000           2,568,050
Statewide Communities Development Authority
     Multi-family Housing Revenue Bonds
     Magnolia City Lights
     Series 1999X A.M.T.
         07-01-30               6.65               1,074,000           1,002,268
Stockton Single Family Housing
     Revenue Bonds Series 1990A
     (GNMA/FNMA/ FHLMC Insured) A.M.T.
         02-01-23               7.50                  40,000              42,660
West Contra Costa Unified School District
     General Obligation Bonds
     Series 2003C (FGIC Insured)
         08-01-06               3.00               1,985,000           2,068,727
         08-01-12               4.00               1,000,000           1,051,650
West Sacramento Financing Authority
     Special Tax Revenue Bonds
     Series 1999F
         09-01-29               6.10               2,500,000           2,522,700
Western Hills Water District Special Tax
     Bonds Diablo Grande Community Facilities
     Series 2001
         09-01-31               6.88               2,500,000           2,521,225
Western Hills Water District Special Tax
     Bonds Diablo Grande Community Facilities
     Series 2002
         09-01-22               6.75               2,720,000           2,753,891
Whittier Union High School District
     General Obligation Bonds
     Series 2003D (FSA Insured)
         08-01-28               5.00               2,615,000           2,738,245

Total municipal bonds
(Cost: $234,102,198)                                                $250,344,145

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
29 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Municipal notes (8.2%)
Issuer(d,e,h)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity
State Housing Finance Agency Home Mortgage
     Revenue Bonds (Lloyds TBS Bank)
     V.R. Series 2002J (MBIA Insured) A.M.T.
         02-01-33               0.95%             $5,100,000          $5,100,000
State Housing Finance Agency Home Mortgage
     Revenue Bonds V.R. Series 2003U
     (FSA Insured) A.M.T.
         02-01-31               0.95               1,600,000           1,600,000
State Infrastructure & Economic Development Bank
     Industrial Improvement Revenue Bonds
     Rand Corporation V.R. Series 2002B
     (J.P. Morgan Chase) (AMBAC Insured)
         04-01-42               0.95              10,900,000          10,900,000
State Unlimited General Obligation Bonds
     V.R. Series 2003A-2
     (Westdeutsche Landesbank,
     J.P. Morgan Chase Bank)
         05-01-33               0.95                 800,000             800,000
Statewide Communities Development Authority
     Certificate of Participation
     Sutter Health Obligated Group
     V.R. Series 1995 (KBC Bank)
     (AMBAC Insured)
         07-01-15               0.85               2,900,000           2,900,000
Statewide Communities Development Authority
     Solid Waste Facilities Revenue Bonds
     V.R. Series 1994 (Chervon USA) A.M.T.
         12-15-24               0.95                 800,000             800,000

Total municipal notes
(Cost: $22,100,000)                                                  $22,100,000

Total investments in securities
(Cost: $256,202,198)(j)                                             $272,444,145

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
30 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.4% of net assets as of June 30, 2003.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 10.6% of net assets.

     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(e) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 5.2% of net assets.

(h) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(i) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,031,574.

(j) At June 30, 2003, the cost of securities for federal income tax purposes was $256,202,198 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $16,774,897
     Unrealized depreciation                        (532,950)
                                                    --------
     Net unrealized appreciation                 $16,241,947
                                                 -----------

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31 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities
AXP Massachusetts Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (93.5%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Bay Transportation Authority
     Refunding Revenue Bonds
     Series 1992B
         03-01-16               6.20%             $1,500,000          $1,835,040
Boston Metropolitan District Unlimited
     General Obligation Refunding Bonds
     Series 2002A
         12-01-11               5.13               2,050,000           2,372,404
Boston Unlimited General Obligation
     Refunding Bonds
     Series 2003A (MBIA Insured)
         02-01-07               2.63               2,185,000           2,237,243
         02-01-23               5.00               1,000,000           1,054,000
Commonwealth of Puerto Rico
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (FGIC Insured)
         07-01-10               5.25               2,000,000(c)        2,309,540
East Longmeadow
     Limited General Obligation Bonds
     Series 2001 (AMBAC Insured)
         08-01-03               4.00               1,160,000           1,162,775
Freetown Lakeville Regional School District
     Unlimited General Obligation Bonds
     Series 2003 (MBIA Insured)
         01-01-13               5.00               1,865,000(g)        2,120,915
Maynard
     Unlimited General Obligation Bonds
     Series 2003 (MBIA Insured)
         02-01-08               5.00               1,070,000           1,198,432
Municipal Wholesale Electric
     Power Supply System
     Pre-refunded Revenue Bonds
     Series 1994B (MBIA Insured)
         07-01-11               4.75               1,750,000           1,852,148
Municipal Wholesale Electric
     Power Supply System
     Refunding Revenue Bonds
     Nuclear Project #5 Series 2001A
     (MBIA Insured)
         07-01-10               5.00               1,000,000           1,121,410
Municipal Wholesale Electric
     Power Supply System
     Refunding Revenue Bonds
     Project #6 Series 2001A
     (MBIA Insured)
         07-01-09               5.50               1,000,000           1,150,970
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     2nd Series 2002A Inverse Floater
     (MBIA Insured)
         07-01-17              10.09               1,500,000(b,c)      2,063,850
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Puerto Rico Municipal Finance Agency
     Revenue Bonds
     Series 2002A (FSA Insured)
         08-01-07               4.00               2,200,000(c)        2,382,182
Southeastern University Building Authority
     Refunding Revenue Bonds
     Series 1995A (AMBAC Insured)
         05-01-16               5.75               1,250,000           1,362,313
Springfield Limited General Obligation
     Refunding Bonds
     Series 2003 (MBIA Insured)
         01-15-20               5.25               1,405,000           1,530,818
Springfield Municipal Purpose Loan
     Limited General Obligation Bonds
     Series 2001 (FGIC Insured)
         08-01-04               4.00               1,000,000           1,032,730

See accompanying notes to investments in securities.


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32 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State College Building Authority
     Refunding Revenue Bonds
     Series 2003B (XLCA Insured)
         05-01-07               5.00%             $1,080,000          $1,200,053
         05-01-08               5.00               1,130,000           1,267,758
State Development Finance Agency
     Refunding Revenue Bonds
     Boston University Series 1999P
         05-15-29               6.00               1,400,000           1,609,034
State Development Finance Agency
     Refunding Revenue Bonds
     Briarwood/Salem Retirement Community
     Series 2001B
         12-01-30               8.25                 750,000             797,550
State Development Finance Agency
     Refunding Revenue Bonds
     May Institute Issue Series 1999
     (Radian Group Financial Guaranty)
         09-01-29               5.75               1,000,000           1,099,840
State Development Finance Agency
     Refunding Revenue Bonds
     New England Center for Children
     Series 1998
         11-01-18               5.88                 475,000             438,283
State Development Finance Agency
     Refunding Revenue Bonds
     SeMass System Series 2001B
     (MBIA Insured) A.M.T.
         01-01-05               5.00               2,000,000           2,094,860
State Development Finance Agency
     Revenue Bonds 1st Mtge
     Berkshire Retirement Community
     Series 1999
         07-01-29               5.63               1,500,000           1,428,345
State Development Finance Agency
     Revenue Bonds
     Boston Biomedical Research
     Series 1999
         02-01-29               5.75               1,000,000             962,420
State Development Finance Agency
     Revenue Bonds
     Devens Electric System
     Series 2001
         12-01-30               6.00               1,000,000           1,063,680
State Development Finance Agency
     Revenue Bonds
     Massachusetts College of Pharmacy
     Series 1999B
         07-01-20               6.63               1,000,000           1,095,180
State Education Loan Authority
     Revenue Bonds
     Issue E Series 1994B
     (AMBAC Insured) A.M.T.
         01-01-12               6.00                 450,000             470,093
State Federal Highway Grant Anticipation Notes
     Revenue Bonds Series 1998A
     (FSA Insured)
         06-15-09               5.25               1,500,000           1,713,555
State Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Melrose-Wakefield Hospital
     Series 1992B
         07-01-16               6.38               1,000,000           1,054,600
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Christopher House Series 1999A
         01-01-29               6.88               1,000,000             990,950
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Holyoke Hospital Series 1994B
         07-01-15               6.50               1,000,000           1,011,610
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Massachusetts Institute of Technology
     Series 2003L
         07-01-13               5.00               1,000,000           1,148,910
         07-01-18               5.00               1,000,000           1,134,950

See accompanying notes to investments in securities.


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33 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     North Adams Regional Hospital
     Series 1996C
         07-01-18               6.63%             $1,000,000            $983,970
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Williams College Series 2003H
         07-01-33               5.00               1,750,000           1,831,988
State Health & Educational Facilities Authority
     Revenue Bonds
     Harvard University Series 2002FF
         07-15-37               5.13               3,000,000           3,152,310
State Health & Educational Facilities Authority
     Revenue Bonds
     New England Medical Center
     Series 2002H (FGIC Insured)
         05-15-08               5.00               1,655,000           1,854,279
State Health & Educational Facilities Authority
     Un-refunded Balance Revenue Bonds
     South Shore Hospital Series 1992D
     (MBIA Insured)
         07-01-22               6.50                 505,000             511,479
State Health & Educational Facilities Authority
     Un-refunded Revenue Bonds
     Boston College
     Series 1991J (FGIC Insured)
         07-01-21               6.63                  60,000              60,174
State Housing Finance Agency
     Revenue Bonds
     Series 2003B
         12-01-16               4.70               1,000,000           1,038,500
State Housing Finance Agency
     Revenue Bonds
     Single Family Series 2003-98 A.M.T.
         06-01-23               4.88               3,725,000           3,778,639
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Marina Bay LLC
     Series 1997 A.M.T.
         12-01-27               7.50               1,000,000           1,014,400
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Newton Group LLC
     Series 1997 A.M.T.
         09-01-27               8.00               1,160,000           1,208,140
State Limited General Obligation Bonds
     Consolidated Loan Series 2002A
     (FGIC Insured)
         01-01-14               5.00               2,500,000           2,832,725
State Limited General Obligation
     Refunding Bonds Consolidated Loan
     Series 2002C (FSA Insured)
         11-01-15               5.50               2,500,000           2,960,800
State Limited General Obligation
     Refunding Bonds Series 1997A
     (AMBAC Insured)
         08-01-10               5.75               2,185,000           2,570,434
State Port Authority
     Revenue Bonds
     Series 2003A (MBIA Insured)
         07-01-18               5.00               1,000,000           1,080,470
State Special Obligation Refunding Bonds
     Federal Highway Grant Anticipation Notes
     Series 2003A (FSA Insured)
         12-15-14               5.00               1,000,000(g)        1,135,190
State Unlimited General Obligation
     Refunding Bonds Consolidated Loan
     Series 2002E
         01-01-08               5.50               3,000,000           3,394,349
         01-01-10               5.50               3,000,000           3,445,379
State Water Pollution Abatement Trust
     Revenue Bonds
     Pool Program Bonds
     Series 2002-8
         08-01-20               5.00               1,500,000           1,601,895
State Water Resources Authority
     Refunding Revenue Bonds
     Series 1998B (FSA Insured)
         08-01-11               5.50               1,930,000           2,260,802

See accompanying notes to investments in securities.


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34 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Water Resources Authority
     Revenue Bonds Series 1992A
     (FGIC Insured)
         07-15-19               6.50%             $2,000,000          $2,569,020
University of Massachusetts
     Building Authority
     Refunding Revenue Bonds Series 1976
     Escrowed to Maturity
         05-01-11               7.50                  75,000              91,229
Westfield Limited General Obligation Bonds
     Series 2001 (MBIA Insured)
         12-15-04               4.00                 750,000             781,530
Westfield Limited General Obligation
     Refunding Bonds
     Series 2003 (MBIA Insured)
         09-01-12               5.00               1,000,000           1,144,930
         09-01-17               5.00                 940,000           1,031,255
Worcester Limited General Obligation Bonds
     Series 2001A (FGIC Insured)
         08-15-12               5.50               1,400,000           1,626,772

Total municipal bonds
(Cost: $88,770,788)                                                  $92,340,030

Municipal notes (8.2%)
Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Capital Asset Program V.R.
     Series 1985B (MBIA Insured)
     (State Street Bank & Trust)
         07-01-10               0.90%             $1,000,000          $1,000,000
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Capital Asset Program V.R.

     Series 1985C (MBIA Insured)
     (State Street Bank & Trust)
         07-01-10               0.90               2,300,000           2,300,000
State Health & Educational Facilities Authority
     Revenue Bonds
     Capital Assets Program V.R.
     Series 1985D (MBIA Insured)
     (State Street Bank & Trust)
         01-01-35               0.90               2,800,000           2,800,000
State Water Resources Authority
     Refunding Revenue Bonds Multi-Modal
     V.R. Series 2002C
     (Landesbank Hessen-Thuringen Girozentrale)
         08-01-20               1.10                 800,000             800,000
State Water Resources Authority
     Refunding Revenue Bonds Multi-Modal
     V.R. Series 2002D
     (Landesbank Baden-Wuettemberg)
         08-01-17               0.90               1,200,000           1,200,000

Total municipal notes
(Cost: $8,100,000)                                                    $8,100,000

Total investments in securities
(Cost: $96,870,788)(h)                                              $100,440,030

See accompanying notes to investments in securities.


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35 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 2.1% of net assets.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 7.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 9.7% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,289,869.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $96,870,788 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $3,769,095
     Unrealized depreciation                        (199,853)
                                                    --------
     Net unrealized appreciation                  $3,569,242
                                                  ----------

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36 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP Michigan Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (94.6%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Allegan Hospital Finance Authority
     Refunding Revenue Bonds
     Allegan General Hospital Series 1999
         11-15-21               7.00%             $1,000,000          $1,022,150
Allen Park Public School District
     School Building & Site Unlimited
     General Obligation Bonds Series 2003
         05-01-12               5.00               1,000,000           1,136,180
         05-01-18               5.00               1,000,000           1,083,530
Chippewa Valley Schools
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-21               5.00                 745,000             789,760
Concord Academy/Boyne
     Certificates of Participation
     Series 1998
         10-01-19               7.00               1,000,000             934,820
Dearborn School District
     Unlimited General Obligation Bonds
     Series 2002
         05-01-11               5.00               1,000,000           1,132,840
Detroit City School District
     School Building & Site Improvement
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         05-01-22               5.00               1,000,000           1,052,680
Detroit City School District
     School Building & Site Improvement
     Unlimited General Obligation Bonds
     Series 2003B (FGIC Insured)
         05-01-11               5.25               1,000,000           1,147,870
Detroit Downtown Development Authority
     Development Area Project #1 Junior Lien
     Tax Increment Pre-refunded Bonds
     Series 1996D
         07-01-25               6.50               1,000,000           1,165,640
Detroit Sewer Disposal
     Senior Lien Refunding Revenue Bonds
     Series 2003A (FSA Insured)
         07-01-19               5.00               2,000,000           2,162,640
Detroit Unlimited General Obligation Bonds
     Series 2002 (MBIA Insured)
         04-01-14               5.50               2,230,000           2,578,771
Detroit Unlimited General Obligation
     Pre-refunded Bonds
     Series 1995A
         04-01-15               6.80               1,000,000           1,105,420
Detroit Water Supply System Second Lien
     Revenue Bonds Series 1995A (MBIA Insured)
         07-01-25               5.50               1,500,000           1,587,405
Detroit Water Supply System Senior Lien
     Revenue Bonds Series 2003A
     (MBIA Insured)
         07-01-34               5.00               1,375,000           1,432,626
Dexter Community Schools Unlimited
     General Obligation Refunding Bonds
     Series 2003
         05-01-15               5.00               1,570,000           1,741,680
Eastern Michigan University Refunding
     Revenue Bonds Series 2003A
     (FGIC Insured)
         06-01-28               5.00               1,000,000           1,037,530
Ferndale Unlimited General Obligation
     Refunding Bonds Series 2003
     (FGIC Insured)
         04-01-15               5.00               1,450,000           1,611,182
Garden City Hospital Finance Authority
     Hospital Revenue Bonds Series 1998A
         09-01-17               5.75               1,000,000             785,860
Genesee County General Obligation Bonds
     Sewer Disposal System Series 1996A
     (AMBAC Insured)
         04-01-15               5.40               1,000,000           1,105,270

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
37 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Gogebic County Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Grandview Health System Series 1999
         10-01-16               5.88%             $1,000,000            $939,060
Grand Haven Electric
     Refunding Revenue Bonds
     Series 2003 (MBIA Insured)
         07-01-12               5.25               1,000,000           1,155,340
Grand Rapids Building Authority
     Revenue Bonds Series 2002A
     (AMBAC Insured)
         10-01-17               5.50               1,270,000           1,451,280
Jackson General Obligation Capital
     Appreciation Downtown Development
     Bonds Zero Coupon Series 2001
     (FSA Insured)
         06-01-21               5.58               1,450,000(b)          621,456
Lakeshore Public Schools
     Unlimited General Obligation
     Refunding Bonds Series 2000
         05-01-09               5.00               1,400,000           1,583,666
L'Anse Creuse Public Schools
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-11               4.00               1,000,000           1,065,140
Lansing Community College Limited
     General Obligation Bonds
            Series 2002 (FGIC Insured)
         05-01-12               5.00               1,000,000           1,134,540
Lincoln Park School District
     Pre-refunded Unlimited General Obligation
     Bonds Series 1996 (FGIC Insured)
         05-01-26               5.90               1,000,000           1,131,530
Manchester Community Schools
     Unlimited General Obligation
     Refunding Bonds Series 2001
         05-01-26               5.00               1,400,000           1,447,656
Midland County Economic Development
     Unlimited Tax General Obligation
     Refunding Revenue Bonds
     Series 2000A A.M.T.
         07-23-09               6.88               1,000,000           1,021,990
Plymouth-Canton Community School District
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-15               5.25                 600,000             679,494
Plymouth Educational Center
     Certificates of Participation
     Series 1999
         07-01-29               7.00               1,235,000           1,151,069
Pontiac Tax Increment Finance Authority
     Refunding Revenue Bonds
     Development Area Project #2
     Series 2002 (ACA Insured)
         06-01-22               5.63               1,000,000           1,068,870
Puerto Rico Electric Power Authority
     Revenue Bonds
     Series 2002LL (MBIA Insured)
         07-01-17               5.50               1,500,000(c)        1,781,925
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Puerto Rico Public Buildings Authority
     Refunding Revenue Bonds
     Government Facilities
     Series 2002C (XLCA Insured)
         07-01-13               5.50               1,000,000(c)        1,188,510
Redford Township
     Limited General Obligation Bonds
     Series 1995 (MBIA Insured)
         04-01-16               5.25               1,450,000           1,576,411
Saline Area Schools
     Unlimited General Obligation Bonds
     Series 2000A
         05-01-09               4.75               1,000,000           1,117,730

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
38 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Southfield Public Schools Unlimited
     General Obligation Bonds Series 2003A
         05-01-22               5.25%             $1,025,000          $1,096,791
State Building Authority
     Refunding Revenue Bonds Facilities Program
     1st Series 2001
         10-15-08               5.50               1,500,000           1,736,385
State Building Authority
     Refunding Revenue Bonds Facilities Program
     3rd Series 2002
         10-15-07               5.00               1,000,000           1,119,540
State Building Authority
     Refunding Revenue Bonds
     State Police Communications System
     3rd Series 2001
         10-01-08               5.50               1,000,000           1,156,490
State Building Authority
     Refunding Revenue Bonds
     State Police Communications System
     Series 2002
         10-01-07               4.00               1,000,000           1,078,030
State Municipal Bond Authority
     Revenue Bonds Series 2002
     Inverse Floater
         10-01-20               9.83               2,500,000(g)        3,053,049
         10-01-21               9.74                 500,000(g)          603,260
State Municipal Bond Authority Clean Water
     Revolving Fund Revenue Bonds
     Series 2002
         10-01-07               5.25               1,000,000           1,130,780
State Public Power Agency
     Refunding Revenue Bonds
     Belle River Series 2002A
     (MBIA Insured)
         01-01-09               5.25               2,000,000           2,274,920
State South Central Power Agency
     Power Supply Systems
     Refunding Revenue Bonds
     Series 2002 (AMBAC Insured)
         11-01-10               5.00               2,000,000           2,271,480
State Strategic Fund Limited Obligation
     Refunding Revenue Bonds
     Detroit Edison Series 1990BB
     (MBIA Insured)
         07-15-08               7.00               1,000,000           1,217,200
State Strategic Fund Limited Obligation
     Refunding Revenue Bonds
     Oxford Institute Series 1987A
     Escrowed to Maturity
         08-15-05               7.88                  75,000              80,161
State Unlimited General Obligation
     Refunding Revenue Bonds Series 2001
         12-01-14               5.50               1,000,000           1,194,920
State Unlimited General Obligation
     Refunding Revenue Bonds Series 2002
         12-01-10               5.25               1,000,000           1,163,850
Summit Academy Certificates of
     Participation Series 1998
         08-01-18               7.00               1,110,000           1,064,090
Summit Academy Certificates of
     Participation Series 1999
         09-01-29               7.00                 695,000             847,163
Summit Academy North Public School Academy
     Certificates of Participation
     Refunding Revenue Bonds Series 2001
         07-01-30               7.38                 750,000             790,133
Troy Downtown Development Authority
     Revenue Bonds Series 1995A
     (Radian Group Financial Guaranty)
         11-01-18               6.38               1,500,000           1,703,445
Van Buren Township Downtown Development Authority
     Tax Increment Revenue Bonds
     Series 1994
         10-01-16               8.40                 965,000           1,020,816
Warren Consolidated School District
     Unlimited General Obligation Bonds
     Series 2003 (FGIC Insured)
         05-01-13               5.00                 875,000             992,346
Western Michigan University
     Refunding Revenue Bonds Series 2003
     (MBIA Insured)
         11-15-23               4.25               1,000,000             974,720

See accompanying notes to investments in securities.


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39 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Western Townships Utilities Authority
     Sewer Disposal System
     Limited General Obligation Bonds
     Series 2002 (FGIC Insured)
         01-01-08               5.00%             $1,500,000          $1,672,155
Williamston Community School District
     Unlimited General Obligation Bonds
     Series 1996 (MBIA Insured)
         05-01-25               5.50               1,000,000           1,167,500
Wyandotte City School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
         05-01-14               5.38               1,250,000           1,434,263

Total municipal bonds
(Cost: $73,190,384)                                                  $76,583,938

Municipal notes (4.1%)
Issuer(e,f)                  Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Detroit Michigan Sewer Senior Lien
     Revenue Bonds V.R. Series 2003B
     (FSA Insured) (Dexia Credit)
         07-01-33               0.90%             $1,400,000          $1,400,000
State Strategic Fund Pollution Control
     Refunding Revenue Bonds
     Consumers Power Project
     V.R. Series 1988
     (AMBAC Insured) (Bank One)
         04-15-18               0.95               1,900,000           1,900,000

Total municipal notes
(Cost: $3,300,000)                                                    $3,300,000

Total investments in securities
(Cost: $76,490,384)(h)                                               $79,883,938

See accompanying notes to investments in securities.


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40 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 4.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 2.5% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.5% of net assets.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $76,490,384 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $3,890,031
     Unrealized depreciation                        (496,477)
                                                    --------
     Net unrealized appreciation                  $3,393,554
                                                  ----------

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41 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP Minnesota Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (92.8%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Anoka County Capital Improvement
     Limited General Obligation
     Refunding Bonds Series 2001C
     (MBIA Insured)
         02-01-09               4.60%             $2,960,000          $3,273,138
Anoka County Housing & Redevelopment
     Authority Revenue Bonds
     Epiphany Assisted Living LLC
     Series 1999
         12-01-29               7.40               3,560,000           3,534,404
Anoka-Hennepin Independent School District #11
     Unlimited General Obligation Bonds
     Credit Enhancement Program
     Series 2001A
         02-01-09               5.00               1,040,000           1,172,683
         02-01-10               5.00               1,000,000           1,129,420
         02-01-13               5.00               4,175,000           4,656,920
         02-01-15               5.00               1,990,000           2,187,428
         02-01-16               5.00               2,000,000           2,169,260
Austin Housing & Redevelopment Authority
     Revenue Bonds Courtyard Residence
     Series 2000A
         01-01-32               7.25               3,000,000           3,055,770
Brainerd Independent School District #181
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         02-01-16               5.38               3,935,000           4,506,126
Brooklyn Center Tax Credit Investor
     Refunding Revenue Bonds Four Courts
     Apartments Series 1995B A.M.T.
         06-15-09               7.58               2,450,000           2,452,401
Buffalo Independent School District #877
     Unlimited General Obligation
     Refunding Bonds Series 1999
     (MBIA Insured)
         02-01-18               4.80               1,710,000           1,792,166
Carlton Health Care & Housing Facilities
     Revenue Bonds Inter-Faith Social Services
     Series 2000
         04-01-29               7.75               2,500,000           2,634,500
Centennial Independent School District #12
     Unlimited General Obligation Refunding
     Bonds Series 2002B (FSA Insured)
         02-01-05               4.00               1,445,000           1,506,413
Chaska Tax Increment
     Unlimited General Obligation
     Refunding Bonds Series 2003B
         12-01-05               3.00               3,125,000           3,245,375
         12-01-06               3.00               1,245,000           1,301,784
Commonwealth of Puerto Rico
     Public Improvement Unlimited
     General Obligation Bonds
     Series 2001 (FSA Insured)
         07-01-16               5.50               1,500,000(c)        1,788,390
Commonwealth of Puerto Rico
     Unlimited General Obligation
     Refunding Bonds
     Series 2002 (FGIC Insured)
         07-01-08               5.00               1,500,000(c)        1,700,310
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999A A.M.T.
         12-01-29               6.25               5,095,000           4,553,554
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999B A.M.T.
         12-01-29               6.25                 575,000             513,895
Elk River Independent School District #728
     Unlimited General Obligation Bonds
     2nd Series 2002 Inverse Floater
     (FSA Insured)
         02-01-18              13.78               1,200,000(i)        1,624,968
         02-01-19              13.78               1,150,000(i)        1,527,936
         02-01-20              13.78                 950,000(i)        1,242,999
         02-01-21              13.82               1,285,000(i)        1,653,255

See accompanying notes to investments in securities.


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42 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Elk River Independent School District #728
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         02-01-16               5.00%             $3,000,000          $3,313,380
Faribault Independent School District #656
     Unlimited General Obligation School Building
     Bonds Series 1995 (FSA Insured)
         06-01-15               5.75               6,900,000           7,184,832
Faribault Single Family Housing Mortgage
     Refunding Revenue Bonds Series 1991A
         12-01-11               7.50                  70,000              70,904
Fridley Senior Housing Revenue Bonds
     Banfill Crossing Homes Series 1999
         09-01-34               6.75               1,575,000           1,541,547
Golden Valley Revenue Bonds
     Covenant Retirement Communities
     Series 1999A
         12-01-29               5.50               1,750,000           1,766,678
Hastings Healthcare Tax-Exempt
     Nursing Home Revenue Bonds
     Regina Medical Center Series 1998
     (ACA Insured)
         09-15-28               5.30               2,350,000           2,402,570
Hastings Housing & Redevelopment
     Authority Housing & Health Care
     Revenue Bonds Arbor Oaks
     Assisted Living Series 2000A
         01-01-32               8.25               2,000,000           2,126,820
Hopkins Independent School District #270
     Unlimited General Obligation
     Refunding Bonds Series 2002B
         02-01-09               4.00               2,925,000           3,145,253
         02-01-14               5.25               3,680,000           4,142,429
Hopkins Pre-refunded Revenue Bonds
     Blake School Series 1994
         09-01-24               6.70               3,120,000           3,328,510
International Falls Solid Waste Disposal
     Refunding Revenue Bonds
     Boise Cascade Series 1999 A.M.T.
         12-01-29               6.85               4,000,000           4,094,920
Lake Superior Independent School District #381
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         04-01-13               5.00               1,795,000           2,041,974
Lakeville Independent School District #194
     Unlimited General Obligation Bonds
     Capital Appreciation Zero Coupon
     Series 2002B (FGIC Insured)
         02-01-13               4.56               3,515,000(h)        2,474,419
Lakeville Independent School District #194
     Unlimited General Obligation Bonds
     Series 1997A
         02-01-22               5.13               2,400,000           2,541,816
Little Canada Multi-family Housing
     Revenue Bonds Little Canada
     Series 1996 A.M.T.
         02-01-27               7.00               3,625,000           3,668,428
Mahtomedi Multi-family Housing
     Refunding Revenue Bonds
     Briarcliff Series 1996 A.M.T.
         06-01-36               7.35               2,185,000           2,168,700
Mankato Unlimited General Obligation Bonds
     Series 2001A (FGIC Insured)
         02-01-05               3.50               1,065,000           1,101,977
Maplewood Elder Care Facilities
     Revenue Bonds Care Institute
     Series 1994
         01-01-24               7.75               3,775,000(b)        2,831,250
Marshall Independent School District #413
     Unlimited General Obligation Bonds
     Series 2003A (FSA Insured)
         02-01-19               4.13               1,560,000           1,560,000
Minneapolis & St. Paul Housing &
     Redevelopment Authority Health Care
     System Refunding Revenue Bonds
     Group Health Plan Series 1992
         12-01-13               6.75               6,500,000           6,677,710
Minneapolis & St. Paul Housing &
     Redevelopment Authority Health Care
     System Refunding Revenue Bonds
     Healthspan Series 1993A (AMBAC Insured)
         11-15-18               4.75              13,500,000          13,826,564

See accompanying notes to investments in securities.


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43 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001B (FGIC Insured) A.M.T.
         01-01-16               5.75%             $2,940,000          $3,242,614
Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001C (FGIC Insured)
         01-01-18               5.50               2,000,000           2,205,080
Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001D (FGIC Insured) A.M.T.
         01-01-05               5.00               2,680,000           2,805,478
Minneapolis & St. Paul Metropolitan Council
     Unlimited General Obligation Bonds
     Series 2002C
         02-01-08               5.00               3,240,000           3,621,413
         02-01-09               5.00               3,240,000           3,651,577
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Refunding Revenue Bonds
     2nd Series 2001A A.M.T.
         06-01-19               5.88               1,000,000           1,087,300
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Refunding Revenue Bonds
         Common Bond Fund 7th Series 1997A
         06-01-12               5.50                 250,000             273,593
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Revenue Bonds
     Common Bond Fund 1st Series 1996
         06-01-11               6.00                 980,000           1,063,055
Minneapolis Community Development
     Agency Tax Increment
     Capital Appreciation
     Refunding Revenue Bonds Zero Coupon
     Series 1990 (MBIA Insured)
         09-01-04               2.95               3,000,000(h)        2,959,980
Minneapolis Convention Center
     Unlimited General Obligation Bonds
     Series 2002A
         12-01-07               5.00               3,670,000           4,134,622
         12-01-08               5.00               4,315,000           4,913,232
Minneapolis Health Care Systems Revenue Bonds
     Fairview Health Services Series 2002B
     (MBIA Insured)
         05-15-14               5.50               2,050,000           2,393,150
         05-15-15               5.50               2,160,000           2,492,791
         05-15-16               5.50               2,200,000           2,519,044
         05-15-17               5.50               1,295,000           1,469,100
Minneapolis Special School District #1
     Certificates of Participation
     Refunding Revenue Bonds Series 2002B
     (FSA Insured)
         02-01-10               5.00               1,000,000           1,127,500
         02-01-11               5.00               1,040,000           1,174,961
Minneapolis Special School District #1
     Certificates of Participation
     Series 1998B
         02-01-07               4.10               1,000,000           1,073,220
Minneapolis Special School District #1
     Unlimited General Obligation Bonds
     Series 2001 (FSA Insured)
         02-01-09               5.00               1,325,000           1,492,573
Minneapolis Unlimited General Obligation Bonds
     Series 2001
         12-01-11               5.00               3,035,000           3,469,703
         12-01-21               5.00               1,125,000           1,188,405
Monticello-Big Lake Community Hospital
     Health Care Facilities
     Revenue Bonds Series 1998A
     (Radian Group Financial Guaranty)
         12-01-19               5.75               1,600,000           1,770,160
New Brighton Tax Credit Investor
     Revenue Bonds
     Polynesian Village Apartments
     Series 1995B A.M.T.
         07-15-09               7.75               2,355,000           2,371,744
New Hope Housing & Healthcare Facilities
 Revenue Bonds Minnesota Masonic Home
     North Ridge Series 1999
         03-01-29               5.88               1,250,000           1,260,575

See accompanying notes to investments in securities.


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44 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Northern Minnesota Municipal Power Agency
     Electric System Capital Appreciation
     Refunding Revenue Bonds
     Zero Coupon Series 1989A
     (AMBAC Insured)
         01-01-10               3.80%             $2,000,000(h)       $1,620,720
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1997 (FSA Insured)
         01-01-08               5.50               1,250,000           1,418,313
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1998 (FSA Insured)
         01-01-14               5.38               1,100,000           1,243,935
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1998B (AMBAC Insured)
         01-01-20               4.75               5,000,000           5,174,500
Oakdale Multi-family Housing Refunding
     Revenue Bonds Oakdale Village
     Apartments Series 1998 A.M.T.
         11-01-28               6.00               3,650,000           3,327,742
Olmsted County Health Care Facilities
     Refunding Revenue Bonds
     Olmsted Medical Center
     Series 1998
         07-01-19               5.55               1,125,000           1,143,765
Olmsted County Housing & Redevelopment
     Authority Public Facilities Refunding
     Revenue Bonds Series 2002B
         02-01-05               4.00               1,215,000           1,265,277
Olmsted County Resource Recovery
     Unlimited General Obligation Refunding
     Bonds Series 2002A
         02-01-05               4.00               1,900,000           1,981,662
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2000A
         02-01-13               5.75               3,200,000           3,748,864
         02-01-14               5.75               1,100,000           1,284,855
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2001B
         02-01-09               5.00               2,860,000           3,224,879
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         02-01-11               5.00               1,570,000           1,773,739
         02-01-12               5.00               3,455,000           3,916,657
         02-01-15               5.25               3,585,000           4,064,565
Prior Lake Independent School
     District #719 Unlimited General Obligation
     Bonds Series 2002A (FGIC Insured)
         02-01-05               4.00                 640,000             667,200
Puerto Rico Electric Power Authority
     Revenue Bonds
     Series 2002LL (MBIA Insured)
         07-01-17               5.50               5,000,000(c)        5,939,750
Ramsey County
     Unlimited General Obligation
     Refunding Bonds Capital Improvement
     Series 2002B
         02-01-10               5.25               2,150,000           2,461,707
         02-01-13               5.25               3,560,000           4,032,839
         02-01-14               5.25               3,840,000           4,325,299
Richfield Multi-family Housing
     Refunding Revenue Bonds
     Village Shores Apartments
     Series 1996
         08-01-31               7.63               2,920,000           2,989,233
Richfield Senior Housing
     Revenue Bonds Series 2000A
         02-01-35               7.75               3,000,000           3,048,510
Robbinsdale Multi-family Housing
     Revenue Bonds Copperfield Hill
     Series 1996A
         12-01-31               7.35               3,260,000           3,255,827
Rochester Multi-family Housing
     Development Revenue Bonds
     Wedum Shorewood Campus
     Series 1999
         06-01-36               6.60               2,000,000           2,014,440

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
45 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Sartell Health Care & Housing Facilities
     Revenue Bonds Foundation for Health Care
     Series 1999A
         09-01-29               6.63%             $3,000,000          $2,896,350
Sartell Health Care & Housing Facilities
     Revenue Bonds Foundation for Health Care
     Series 2001A
         09-01-30               8.00               1,000,000           1,059,640
Shoreview Senior Housing
     Revenue Bonds Series 1996
         02-01-26               7.25               2,000,000           2,093,100
Southern Minnesota Municipal
     Power Agency Power Supply System
     Capital Appreciation Refunding Revenue
      Bonds Capital Zero Coupon Series 1994A
     (MBIA Insured)
         01-01-19               6.67              19,500,000(h)        9,820,589
Southern Minnesota Municipal
     Power Agency Power Supply System
     Refunding Revenue Bonds
     Series 1992A
         01-01-18               5.75                 370,000             380,756
Southern Minnesota Municipal
     Power Agency Power Supply System
     Refunding Revenue Bonds
     Series 1992A (MBIA Insured)
         01-01-18               5.75               1,600,000           1,646,512
Southern Minnesota Municipal
     Power Agency Power Supply System
     Revenue Bonds Series 2002A
     (AMBAC Insured)
         01-01-17               5.25              15,000,000          17,209,499
St. Cloud Housing & Redevelopment Authority
     Revenue Bonds Series 2002
         05-01-18               5.13               3,000,000           3,233,460
St. Louis Park Multi-family
     Housing Refunding Revenue Bonds
     Park Boulevard Towers Series 1996
         04-01-31               7.00               3,840,000           3,834,739
St. Paul Capital Improvement
     Unlimited General Obligation Bonds
     Series 2003A
         03-01-08               3.50               1,850,000           1,953,637
         03-01-09               3.50               1,875,000           1,970,006
St. Paul Housing & Redevelopment Authority
     Health Care Facilities Refunding Revenue Bonds
     Lyngblomsten Care Center Series 1993
         11-01-06               7.13                 575,000             581,440
         11-01-17               7.13               1,665,000           1,678,154
St. Paul Housing & Redevelopment Authority
     Health Care Facilities Revenue Bonds
     Lyngblomsten Multi-family Series 1993
         11-01-24               7.00               1,785,000           1,747,390
St. Paul Housing & Redevelopment Authority
     Lease Revenue Bonds
     Community of Peace Academy
     Series 2001A
         12-01-30               7.88               2,390,000           2,538,037
St. Paul Housing & Redevelopment Authority
     Lease Revenue Bonds
     Minnesota Business Academy
     Series 2000
         03-01-30               8.00               3,710,000           3,393,166
St. Paul Housing & Redevelopment Authority
     Single Family Housing Mortgage Refunding
     Revenue Mortgage-backed Bonds
     Middle Income Series 1995 (FNMA Insured)
         03-01-28               6.80               1,830,000           1,919,633
St. Paul Sewer Project
     Refunding Revenue Bonds
     Series 2003D (AMBAC Insured)
         12-01-08               4.00               3,500,000           3,802,260
State Agricultural & Economic Development
     Board Health Care Facilities Refunding
     Revenue Bonds Benedictine Health System
     St. Mary's Health System Duluth Clinic
     Obligated Group Series 1999A
     (MBIA Insured)
         02-15-16               4.75               1,000,000           1,061,030

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
46 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Business Academy Capital Appreciation
     Revenue Bonds Zero Coupon Series 2002
         06-30-07               6.01%               $292,000(h)         $237,527
State Housing Finance Agency
     Revenue Bonds 2nd Series 2002R
     Inverse Floater A.M.T.
         07-01-33              14.34               2,130,000(i)        2,409,222
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1994L
     A.M.T.
         07-01-20               6.70                 370,000             380,582
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1996J
     A.M.T.
         07-01-21               5.60                 210,000             219,041
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1997K
     A.M.T.
         01-01-26               5.75               2,620,000           2,719,324
State Public Facilities Authority
     Drinking Water
     Revenue Bonds Series 2002B
         03-01-10               5.00               2,500,000           2,827,275
         03-01-13               5.25               2,500,000           2,899,475
         03-01-14               5.25               2,500,000           2,909,900
State Public Facilities Authority Water
     Pollution Control Revenue Bonds
     Series 2001A
         03-01-05               4.00               1,500,000           1,567,845
         03-01-08               5.00               3,000,000           3,363,540
         03-01-20               5.00               4,000,000           4,212,320
State Unlimited General Obligation Bonds
     Series 2001
         10-01-05               5.00               2,420,000           2,619,069
         10-01-10               5.00               7,665,000           8,780,946
         10-01-15               5.00               4,455,000           4,934,269
State Unlimited General Obligation Bonds
     Series 2002
         08-01-10               5.00               9,075,000          10,368,550
         11-01-15               5.25               3,575,000           4,101,383
State Unlimited General Obligation Bonds
     Series 2003
         08-01-12               4.00              10,365,000          11,093,555
State Unlimited General Obligation
     Refunding Bonds Series 1998
         11-01-08               5.00               1,170,000           1,333,613
State Unlimited General Obligation
     Refunding Bonds Series 2002
         08-01-06               5.00               5,000,000           5,518,050
Steele County Health Care Facilities
     Revenue Bonds Elderly Housing Project
     Series 2000
         06-01-30               6.88               2,205,000           2,449,336
Suburban Hennepin Regional Park District
     Unlimited General Obligation Bonds
     Series 2001
         02-01-05               4.50               1,025,000           1,077,367
University of Minnesota
     Refunding Revenue Bonds
     Inverse Floater Series 1993
         08-15-03               8.37               5,000,000(i)        5,045,661
University of Minnesota
     Refunding Revenue Bonds
     Inverse Floater Series 2002
         07-01-21              14.56               4,500,000(i)        6,764,310
University of Minnesota
     Refunding Revenue Bonds
     Series 1996A
         07-01-13               5.75               2,000,000           2,404,220
         07-01-16               5.75               3,040,000           3,667,517
Vadnais Heights Multi-family Housing
     Refunding Revenue Bonds
     Cottages of Vadnais Heights
     Series 1995 A.M.T.
         12-01-31               7.00               3,010,000           3,013,161
Vadnais Heights Multi-family Housing
     Tax Credit Refunding Revenue Bonds
     Series 1997 A.M.T.
         07-15-09               7.00               1,080,000           1,091,664

See accompanying notes to investments in securities.


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47 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
         01-01-15               5.50%             $5,000,000          $5,011,550
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
     (MBIA Insured)
         01-01-15               5.50               6,250,000           6,264,438
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1996A
     (AMBAC Insured)
         01-01-06               6.25               1,285,000           1,430,873
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 2003A
     (MBIA Insured)
         01-01-26               5.00               4,250,000(g)        4,437,468
         01-01-30               5.00               5,665,000(g)        5,901,514
White Bear Lake Independent School District #624
     Unlimited General Obligation Bonds
     Series 2002B (FGIC Insured)
         02-01-13               5.00               1,405,000           1,583,744
         02-01-14               5.00               1,480,000           1,657,689
White Bear Lake Independent School District #624
     Unlimited General Obligation
     Refunding Bonds Series 2002C
     (FSA Insured)
         02-01-08               5.00               1,310,000           1,464,213
         02-01-09               5.00               1,375,000           1,548,896
Willmar Rice Memorial Hospital
     Unlimited General Obligation Bonds
     Series 2002 (FSA Insured)
         02-01-11               5.00               1,025,000           1,156,538
         02-01-12               5.00               1,120,000           1,267,851
         02-01-13               5.00               1,200,000           1,360,608

Total municipal bonds
(Cost: $417,162,294)                                                $436,832,426

Municipal notes (7.0%)
Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Arden Hills Housing & Health Care Facilities
     Revenue Bonds Presbyterian Homes
     V.R. Series 1999A (U.S. Bank Trust)
         09-01-29               1.05%               $300,000            $300,000
Arden Hills Housing & Health Care Facilities
     Revenue Bonds Presbyterian Homes
     V.R. Series 1999B (U.S. Bank Trust)
         09-01-29               1.05               1,200,000           1,200,000
Beltrami County Environmental Control
     Revenue Bonds Northwood Panel Board
     V.R. Series 1995
     (Toronto-Dominion Bank) A.M.T.
         07-01-25               0.95                 500,000             500,000
Brooklyn Center
     Refunding Revenue Bonds
     Brookdale Corporation
     V.R. Series 2001 (U.S. Bank)
         12-01-07               1.05                 400,000             400,000
         12-01-14               1.05               1,500,000           1,500,000
Cohasset
     Refunding Revenue Bonds
     Minnesota Power & Light
     V.R. Series 1997A (ABN Amro Bank)
         06-01-20               1.00               3,000,000           3,000,000
Dakota County Community Development
     Agency Multi-Family Housing
     Revenue Bonds Regatta Commons Project
     V.R. Series 2003A (LaSalle Bank) A.M.T.
         01-01-38               1.10               1,600,000           1,600,000
Duluth Economic Development Authority
     Health Care Facilities Revenue Bonds
     Miller-Dwan Medical Center
     V.R. Series 1997 (U.S. Bank)
         06-01-19               1.05               2,950,000           2,950,000
Mankato Multi-family Housing
     Refunding Revenue Bonds
     Highland Hills V.R. Series 1997
     (U.S. Bank Trust)
         05-01-27               1.05               2,700,000           2,700,000
Maple Grove Multi-family Housing
     Revenue Bonds  V.R. Series 1991
     (Wells Fargo Bank)
         11-01-31               0.95               1,635,000           1,635,000

See accompanying notes to investments in securities.


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48 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Minneapolis & St. Paul Housing & Redevelopment
     Authority Health Care System
     Children's Health Refunding Revenue Bonds
     V.R. Series 1995B (Norwest Bank)
     (FSA Insured)
         08-15-25               1.05%             $1,500,000          $1,500,000
Roseville Health Care Facilities
     Refunding Revenue Bonds
     Presbyterian Home Care V.R.
     (U.S. Bank)
         10-01-29               1.05               1,140,000           1,140,000
St. Paul Housing & Redevelopment Authority
     Public Radio Project
     V.R. Series 2002 (Allied Irish Bank)
         05-01-22               1.05                 900,000             900,000
State Higher Education Facilities Authority
     Refunding Revenue Bonds
     St. Olaf College V.R. 5th Series 2002M2
     (Harris Trust & Savings Bank)
         10-01-20               1.00               3,400,000           3,400,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Catherine's College V.R. 5th Series 2002N2
     (Allied Irish Bank)
         10-01-32               1.15               2,000,000           2,000,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Olaf College V.R. 5th Series 2000H
     (Harris Trust & Savings Bank)
         10-01-30               1.00               6,000,000           6,000,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Olaf College V.R. 5th Series 2002M1
     (Harris Trust & Savings Bank)
         10-01-32               1.00               2,400,000           2,400,000

Total municipal notes
(Cost: $33,125,000)                                                  $33,125,000

Total investments in securities
(Cost: $450,287,294)(j)                                             $469,957,426

See accompanying notes to investments in securities.


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49 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.0% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 9.0% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,421,602.

(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(i) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.3% of net assets.

(j) At June 30, 2003, the cost of securities for federal income tax purposes was $450,287,294 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $22,139,925
     Unrealized depreciation                      (2,469,793)
                                                  ----------
     Net unrealized appreciation                 $19,670,132
                                                 -----------

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50 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP New York Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (90.5%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

Erie County Unlimited Tax
     General Obligation Bonds
     Series 1995B (FGIC Insured)
         06-15-25               5.50%               $700,000            $755,314
Erie County Water Authority
     Refunding Revenue Bonds Series 1990A
     Escrowed to Maturity (AMBAC Insured)
         12-01-08               6.00               1,765,000           2,029,097
Huntington Housing Authority
     Revenue Bonds
     Senior Housing Facilities
     Gurwin Jewish Senior Residences
     Series 1999A
         05-01-39               6.00               1,750,000           1,508,570
Kenmore Housing Authority
     Student Housing Revenue Bonds
     State University Buffalo Student
     Apartments Series 1999A
     (Radian Group Financial Guaranty)
         08-01-24               5.50               1,000,000           1,079,420
Long Island Power Authority Electric System
     Refunding Revenue Bonds
     Series 1998A (AMBAC Insured)
         04-01-09               5.25               1,000,000           1,139,270
         12-01-11               5.50               2,500,000           2,921,900
Long Island Power Authority Electric System
     Refunding Revenue Bonds
     Series 2003B
         06-01-05               5.00               2,000,000           2,116,960
Metropolitan Transportation Authority
     Refunding Revenue Bonds
     Series 2002A (AMBAC Insured)
         11-15-19               5.50               2,000,000           2,249,820
Metropolitan Transportation Authority
     Revenue Bonds
     Dedicated Tax Fund
     Series 1998A (FGIC Insured)
         04-01-28               4.75               1,000,000           1,126,760
Monroe County Airport Authority
     Refunding Revenue Bonds
     Greater Rochester International Airport
     Series 1999 (MBIA Insured) A.M.T.
         01-01-16               5.88               1,500,000           1,762,860
Monroe County Unlimited General
     Obligation Refunding Bonds
     Public Improvement Series 1996
         03-01-15               6.00               1,250,000           1,491,138
Mount Vernon Industrial Development Agency
     Revenue Bonds Civic Facilities
     Wartburg Senior Housing Meadowview
     Series 1999
         06-01-29               6.20               1,000,000             943,360
Nassau County Interim Finance Authority
     Sales Tax Secured
     Refunding Revenue Bonds
     Series 2003B (AMBAC Insured)
         11-15-18               5.00               2,000,000           2,187,100
New York & New Jersey Port Authority Special
     Obligation Refunding Revenue Bonds
     KIAC Partners
     4th Series 1996 A.M.T.
         10-01-19               6.75               1,500,000           1,568,490
New York City Municipal Water Finance Authority
     Revenue Bonds
     Water & Sewer System
     Series 1996B (MBIA Insured)
         06-15-26               5.75                 500,000             548,355
New York City Transitional Finance Authority
     Future Sales Tax
     Pre-refunded Revenue Bonds
     Series 2001B
     Escrowed to Maturity
         02-01-08               5.50                 280,000             321,734

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
51 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

New York City Transitional Finance Authority
     Future Sales Tax
     Un-refunded Revenue Bonds
     Series 2001B
         02-01-08               5.50%             $1,220,000          $1,382,614
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Pre-funded Revenue Bonds
     Series 1999C
         05-01-25               5.50                 440,000             518,901
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Revenue Bonds Series 2001B
         02-01-10               5.50               3,885,000           4,463,437
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Un-refunded Revenue Bonds
     Series 1999C
         05-01-25               5.50                 560,000             608,210
New York City Trust for Cultural Resources
     Revenue Bonds
     Museum of American Folk Art
     Series 2000 (ACA Insured)
         07-01-22               6.00               1,000,000           1,111,130
New York City Unlimited General Obligation
     Bonds Series 2000R
     Inverse Floater (FGIC Insured)
         05-15-16              14.83                 830,000(f)        1,257,940
New York City Unlimited General Obligation
     Bonds Series 2002C (XLCA Insured)
         03-15-12               5.00               1,000,000           1,113,540
New York City Unlimited General Obligation
     Bonds Series 2003G
         08-01-08               3.25               2,000,000           2,023,680
New York City Unlimited General Obligation
     Bonds Series 2003J
         06-01-18               5.50               2,000,000           2,139,400
         06-01-20               5.50               2,000,000           2,136,100
New York City Unlimited General Obligation
     Pre-refunded Bonds Series 1994B-1
         08-15-16               7.00               1,500,000           1,617,150
New York City Unlimited General Obligation
     Pre-refunded Bonds Series 1996J
         12-15-19               5.88                 155,000             174,656
New York City Unlimited General Obligation
     Refunding Bonds Series 2002E
         08-01-16               5.75               3,000,000           3,315,480
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     2nd Series 2002D-179
     Inverse Floater (MBIA Insured)
         07-01-17              14.62               1,500,000(c,f)      2,347,650
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               2,000,000(c)        2,021,860
State Dormitory Authority
     Pre-refunded Revenue Bonds
     City University 3rd General Resolution
     2nd Series 1994 (MBIA Insured)
         07-01-19               6.25               1,500,000           1,580,040
State Dormitory Authority
     Pre-refunded Revenue Bonds
     Series 1990B
         05-15-11               7.50                 415,000             532,802
State Dormitory Authority
     Refunding Revenue Bonds
     City University Systems Series 2003A
     (MBIA Insured)
         07-01-09               5.25               1,500,000           1,719,240
State Dormitory Authority
     Refunding Revenue Bonds
     Consolidated City University System
     Series 1993A
         07-01-13               5.75               3,000,000           3,558,600
State Dormitory Authority
     Refunding Revenue Bonds
     St. Thomas Aquinas College
     Series 1998
     (Radian Group Financial Guaranty)
         07-01-14               5.00               1,125,000           1,214,066

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
52 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

State Dormitory Authority
     Refunding Revenue Bonds
     State University Educational Facilities
     Series 1993A (AMBAC Insured)
         05-15-15               5.25%             $2,930,000          $3,402,082
         05-15-19               5.50               2,000,000           2,365,500
State Dormitory Authority
     Revenue Bonds
     Memorial Sloan-Kettering Cancer Center
     1st Series 2003 (MBIA Insured)
         07-01-21               5.00               2,000,000           2,132,040
State Dormitory Authority
     Revenue Bonds
     Pratt Institute Series 1999
     (Radian Group Financial Guaranty)
         07-01-20               6.00               1,500,000           1,727,220
State Dormitory Authority
     School Districts Financing
     Revenue Bonds Series 2002D
     (MBIA Insured)
         10-01-07               5.00               3,380,000           3,796,584
State Dormitory Authority
     Un-refunded Balance Revenue Bonds
     Series 1990B
         05-15-11               7.50               1,485,000           1,835,891
State Energy Research & Development Authority
     Revenue Bonds Gas Facilities
     Residual Certificates Brooklyn Union Gas
     Series 2000 Inverse Floater (MBIA Insured)
         01-01-21              14.64                 330,000(f)          409,144
State Environmental Facilities
     Clean Water & Drinking Water
     Revolving Funds Refunding Revenue Bonds
     Series 2002L
         11-15-10               5.00               1,235,000           1,409,604
         11-15-12               5.00               2,410,000           2,757,691
State Environmental Facilities
     Pollution Control Revenue Bonds
     State Water Revolving Fund
     Series 1990A
         06-15-12               7.50                 295,000             295,811
State Mtge Agency Revenue Bonds
     2nd Series 2002B
     Inverse Floater A.M.T.
         04-01-32              14.24               1,000,000(f)        1,091,850
State Mtge Agency Revenue Bonds
     Series 2002A A.M.T.
         04-01-23               4.75               2,000,000           2,019,620
State Unlimited General Obligation Bonds
     Series 2003A
         03-15-08               4.00               2,000,000           2,136,120
State Urban Development
     Capital Correctional Facilities
     Revenue Bonds
     5th Series 1995 (MBIA Insured)
         01-01-25               5.50                 750,000             813,068
State Urban Development
     Personal Income Tax
     Revenue Bonds
     Series 2002D
         12-15-07               5.00               5,000,000           5,581,849
State Urban Development
     Refunding Revenue Bonds
     Series 2002A (XLCA Insured)
         01-01-11               5.25               3,000,000           3,424,650
State Urban Development
     Refunding Revenue Bonds
     Series 2002C (XLCA Insured)
         01-01-09               4.00               1,545,000           1,654,788
Suffolk County Industrial Development Agency
     Revenue Bonds Continuing Care Retirement
     Jeffersons Ferry Series 1999A
         11-01-28               7.25               1,500,000           1,580,355
Syracuse Unlimited General Obligation Bonds
     Series 2002C (FGIC Insured) A.M.T.
         01-01-05               4.25               1,150,000           1,195,345
Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Convention Center Series 1990E
         01-01-11               6.00               1,145,000           1,348,180
Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Series 2002 (MBIA Insured)
         11-15-23               5.25               2,000,000           2,166,700

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
53 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Series 2002B
         11-15-10              5.00%             $3,000,000          $3,407,070
Yonkers Unlimited General Obligation Bonds
     Series 2001B (AMBAC Insured)
         12-15-07               3.88               1,010,000           1,087,639

Total municipal bonds
(Cost: $99,555,559)                                                 $106,225,445

Municipal notes (8.3%)
Issuer(b,d,e)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

New York City Housing Development
     Revenue Bonds
     Residential-East 17th Street
     V.R. Series 1993A
     (Chase Manhattan Bank)
         01-01-23               0.92%             $1,300,000          $1,300,000
New York City Transitional Finance Authority
     Revenue Bonds Future Tax Secured
     V.R. Series 1998C (Bayerische Landesbank)
         05-01-28               0.95                 600,000             600,000
New York City Transitional Finance Authority
     Revenue Bonds Future Tax Secured
     V.R. Series 2002C (Toronto-Dominion Bank)
         08-01-31               0.95               1,100,000           1,100,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1992B (FGIC Insured)
         10-01-22               0.95               1,000,000           1,000,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1993A-7
     (Morgan Guaranty Trust)
         08-01-20               0.85               2,400,000           2,400,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1994B2
     (Landesbank Hessen-Thuringen Girozentrale)
     (MBIA Insured)
         08-15-09               0.95               1,000,000           1,000,000
New York City Unlimited General Obligation
     Refunding Bonds V.R. Series 1993E5
     (JP Morgan Chase)
         08-01-19               0.95               1,200,000           1,200,000
New York City Unlimited General Obligation
     Refunding Bonds V.R. Series 1994H-3
     (State Street Bank & Trust)
     (FSA Insured)
         08-01-22               0.85               1,100,000           1,100,000

Total municipal notes
(Cost: $9,700,000)                                                    $9,700,000

Total investments in securities
(Cost: $109,255,559)(g)                                             $115,925,445

See accompanying notes to investments in securities.


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54 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.7% of net assets as of June 30, 2003.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 8.2% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.3% of net assets.

(g) At June 30, 2003, the cost of securities for federal income tax purposes was $109,255,559 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $7,114,995
     Unrealized depreciation                        (445,109)
                                                    --------
     Net unrealized appreciation                  $6,669,886
                                                  ----------

--------------------------------------------------------------------------------
55 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities
AXP Ohio Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (92.2%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Bowling Green State University General Receipts
     Refunding Revenue Bonds
     Series 2003 (AMBAC Insured)
         06-01-12               5.00%             $1,145,000          $1,305,094
Brookville Local School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FSA Insured)
         12-01-18               5.25               1,000,000           1,123,350
Carroll Water & Sewer District
     Unlimited General Obligation Bonds
     Series 1998
         12-01-10               6.25                 355,000             379,332
Carroll Water & Sewer District
     Water System Improvement Unlimited
     General Obligation Bonds Series 1996
         12-01-10               6.25                 755,000             806,710
Cincinnati City School District
     School Improvement
     Limited General Obligation Bonds
     Series 2002 (FSA Insured)
         06-01-09               5.00               1,355,000           1,537,559
         06-01-21               5.25               2,600,000           2,840,915
City of Cleveland Waterworks
     Refunding Revenue Bonds
     Series 2002K (FGIC Insured)
         01-01-10               5.00               2,000,000           2,253,320
City of Hamilton Gas System
     Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         10-15-12               5.00               1,230,000           1,399,703
City of Hamilton General Obligation Bonds
     One Renaissance Center
     Series 2001B (AMBAC Insured)
         11-01-03               2.60                 275,000             276,570
Cleveland City School District
     Refunding Revenue Bonds
     Series 1997 (AMBAC Insured)
         06-01-07               5.75               2,000,000           2,289,700
Cleveland State University General Receipts
     Revenue Bonds Series 2003A
     (FGIC Insured)
         06-01-15               5.00               1,000,000           1,118,980
Columbus City School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FGIC Insured)
         12-01-11               5.00               1,000,000           1,143,230
Cuyahoga County Health Care Facilities
     Refunding Revenue Bonds Judson
     Retirement Community Series 1996A
         11-15-18               7.25               1,000,000           1,071,600
Cuyahoga County Hospital
     Facilities Revenue Bonds
     Canton Series 2000
         01-01-30               7.50               1,000,000           1,119,790
Cuyahoga County Limited
     General Obligation Bonds
     Series 1993
         05-15-13               5.60                 500,000             575,545
Cuyahoga County Refunding Revenue Bonds
     Cleveland Clinic Foundation
     Series 2003A
         01-01-32               6.00               1,000,000           1,074,590
Dayton City School District
     Unlimited General Obligation
     School Improvement Bonds Series 2003A
     (FGIC Insured)
         12-01-27               5.00               1,250,000           1,312,213
Eaton City School District
     Unlimited General Obligation Bonds
     Series 2002 (FGIC Insured)
         12-01-17               5.38                 835,000             953,011

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
56 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Franklin County Health Care Facilities
     Refunding Revenue Bonds
     Lutheran Senior City
     Series 1999
         12-15-28               6.13%             $1,250,000          $1,092,338
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     Jefferson Chase Apartments
     Series 1998B A.M.T.
         11-01-35               6.40               1,000,000             790,940
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     West Bay Apartments Series 1998
     A.M.T.
         12-01-25               6.38                 990,000(b)          641,164
Greater Cleveland Regional Transit Authority
     Limited General Obligation
     Capital Improvement Refunding Bonds
     Series 2002R (MBIA Insured)
         12-01-10               5.00               2,500,000           2,857,224
Jackson County Hospital Facilities
     Revenue Bonds Consolidated Health System
     Jackson Hospital Series 1999
     (Radian Group Financial Guaranty)
         10-01-20               6.13               1,000,000           1,140,140
Kenston Local School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (MBIA Insured)
         12-01-16               5.00               1,000,000           1,106,640
Kettering City School District
     School Improvement Unlimited General
     Obligation Refunding Bonds Series 2003
     (FGIC Insured)
         12-01-30               5.00               1,000,000           1,047,540
Lakewood Limited General Obligation Bonds
     Series 2003
         12-01-19               5.00               1,515,000           1,611,445
Lakota Local School District Unlimited Tax
     Improvement General Obligation
     Pre-refunded Bonds
     Series 1994 (AMBAC Insured)
         12-01-14               6.25               2,000,000           2,234,720
Licking County Joint Vocational School District
     School Facilities Construction & Improvement
     Unlimited General Obligation Bonds
     Series 2002 (MBIA Insured)
         12-01-07               5.00               1,000,000           1,128,400
         12-01-08               5.00               1,110,000           1,268,153
Plain Local School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (FGIC Insured)
         12-01-14               5.50               1,000,000           1,160,670
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     Series 2002C Inverse Floater
     (MBIA Insured)
         07-01-17              10.09               1,500,000(c,g)      2,063,850
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Ross Township Local School District
     School Improvement Unlimited
     General Obligation Bonds Series 2003
     (FSA Insured)
         12-01-28               5.00               2,250,000           2,370,443
State Air Quality Development Authority
     Refunding Revenue Bonds
     JMG Funding Limited Partnership
     Series 1994 (AMBAC Insured) A.M.T.
         04-01-29               6.38                 500,000             538,175
State Building Authority
     State Facilities Administration Building Fund
     Revenue Bonds Series 1993A
         10-01-07               5.60               1,500,000           1,715,445
State Building Authority
     Adult Correctional Facilities
     Refunding Revenue Bonds
     Series 2001A (FSA Insured)
         10-01-07               5.50               1,890,000           2,162,103
         10-01-14               5.50               2,000,000           2,314,280

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
57 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Building Authority
     Juvenile Correctional Building
     Revenue Bonds Series 2003
         04-01-08               4.00%             $1,580,000          $1,701,012
State Building Authority
     Workers Compensation Facilities
     Refunding Revenue Bonds
     Series 2003A
         04-01-06               5.00               1,000,000           1,088,940
State Common Schools Capital Facilities
     Unlimited General Obligation Bonds
     Series 2001A
         06-15-13               5.00               1,500,000           1,666,140
State Conservation Projects
     Unlimited General Obligation Bonds
     Series 2002A
         09-01-09               4.00               1,115,000           1,208,526
State Higher Education Unlimited
     General Obligation Bonds
     Series 2002B
         11-01-08               5.00               2,000,000           2,277,520
State Higher Education Unlimited
     General Obligation Bonds
     Series 2003A
         05-01-11               5.00               1,000,000           1,138,070
State Higher Educational Facilities Commission
     Revenue Bonds Xavier University
     Series 2003 (FGIC Insured)
         05-01-08               4.00                 500,000             541,565
State Infrastructure Improvement Unlimited
     General Obligation Refunding Bonds
     Series 2002A
         02-01-20               5.50               2,000,000           2,350,440
State University General Receipts
     Revenue Bonds Series 2002A
         12-01-03               4.00                 500,000             506,385
         12-01-05               3.50                 500,000             524,805
State Water Development Authority
     Pollution Control Facilities
     Refunding Revenue Bonds
     Cleveland Electric Illuminating
     Series 1995
         08-01-25               7.70               1,000,000           1,084,110
State Water Development Authority
     Pollution Control Facilities
     Refunding Revenue Bonds
     Toledo Edison Series 1994A A.M.T.
         10-01-23               8.00               1,000,000           1,065,260
State Water Development Authority
     Water Pollution Control Refunding Revenue
     Bonds Series 2002
         12-01-13               5.25               1,000,000           1,173,210
Summit County Limited
     General Obligation Bonds Series 2003
         12-01-18               5.25               1,490,000           1,645,422
Toledo City School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FSA Insured)
         12-01-15               5.00               1,000,000           1,124,010
University of Akron General Receipts
     Revenue Bonds Series 2003A
     (AMBAC Insured)
         01-01-22               5.00               1,595,000           1,690,780
University of Cincinnati General Receipts
     Revenue Bonds Series 2001A
     (FGIC Insured)
         06-01-14               5.50               1,000,000           1,155,490
University of Cincinnati General Receipts
     Revenue Bonds Series 2003C
     (FGIC Insured)
         06-01-08               4.00               1,600,000           1,735,232
Warren County Special Assessment
     Limited General Obligation Bonds
     Series 1992
         12-01-12               6.10                 500,000             590,220
West Muskingum Local School District
     School Facilities Construction
     & Improvement Unlimited General
     Obligation Bonds Series 2003
     (FGIC Insured)
         12-01-30               5.00               1,000,000           1,047,540

Total municipal bonds
(Cost: $73,370,920)                                                  $76,150,489

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
58 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Municipal notes (6.9%)
Issuer(e,f)                 Effective             Amount               Value(a)
                               yield            payable at
                                                  maturity
Cuyahoga County Hospital Revenue Bonds
     University Hospitals of Cleveland
     V.R. Series 1985 (Chase Manhattan Bank)
         01-01-16               0.86%             $1,890,000          $1,890,000
Cuyahoga County Revenue Bonds
     Cleveland Clinic V.R. Series 2003B-1
     (J.P. Morgan Chase Bank)
         01-01-35               1.00                 800,000             800,000
Paulding County Solid Waste Disposal
     Revenue Bonds Lafarge
     V.R. Series 1996 (Bayerische Landesbank)
         08-01-26               0.85                 100,000             100,000
State Air Quality Development Authority
     Pollution Control Revenue Bonds
     Ohio Edison V.R. Series 1988C
     (Barclays Bank) A.M.T.
         09-01-18               1.05               2,600,000           2,600,000
State Water Development Authority Pollution
     Control Facilities Revenue Bonds
     Ohio Edison V.R. Series 1988B
     (Barclays Bank) A.M.T.
         09-01-18               0.95                 300,000             300,000

Total municipal notes
(Cost: $5,690,000)                                                    $5,690,000

Total investments in securities
(Cost: $79,060,920)(h)                                               $81,840,489

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
59 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.7% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 8.4% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 2.5% of net assets.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $79,060,920 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $3,524,134
     Unrealized depreciation                                          (744,565)
                                                                      --------
     Net unrealized appreciation                                    $2,779,569
                                                                    ----------

--------------------------------------------------------------------------------
60 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                            California      Massachusetts       Michigan
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
June 30, 2003                                                                  Fund             Fund              Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $256,202,198, $96,870,788
   and $76,490,384)                                                       $272,444,145      $100,440,030      $79,883,938
Cash in bank on demand deposit                                                  68,789            74,567           18,932
Capital shares receivable                                                       36,373            17,000              200
Accrued interest receivable                                                  3,404,887         1,570,218        1,073,083
Receivable for investment securities sold                                       57,226            56,650           72,347
                                                                                ------            ------           ------
Total assets                                                               276,011,420       102,158,465       81,048,500
                                                                           -----------       -----------       ----------
Liabilities
Dividends payable to shareholders                                              166,221            65,094           51,886
Capital shares payable                                                           1,522             2,000            5,000
Payable for securities purchased on a
   forward-commitment basis (Note 1)                                         7,031,574         3,289,869               --
Accrued investment management services fee                                      10,352             3,815            3,128
Accrued distribution fee                                                         7,479             3,640            2,371
Accrued transfer agency fee                                                        590               434              277
Accrued administrative services fee                                                877               325              266
Other accrued expenses                                                          36,673            21,685           33,753
                                                                                ------            ------           ------
Total liabilities                                                            7,255,288         3,386,862           96,681
                                                                             ---------         ---------           ------
Net assets applicable to outstanding shares                               $268,756,132      $ 98,771,603      $80,951,819
                                                                          ============      ============      ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                  $    500,341      $    179,225      $   147,920
Additional paid-in capital                                                 251,613,751        94,164,682       76,537,466
Undistributed (excess of distributions over) net investment income                  --            14,499               (1)
Accumulated net realized gain (loss) (Note 5)                                  400,093           843,955          872,880
Unrealized appreciation (depreciation) on investments                       16,241,947         3,569,242        3,393,554
                                                                            ----------         ---------        ---------
Total -- representing net assets applicable to outstanding shares         $268,756,132      $ 98,771,603      $80,951,819
                                                                          ============      ============      ===========
Net assets applicable to outstanding shares:     Class A                  $237,067,105      $ 72,635,011      $69,544,807
                                                 Class B                  $ 26,785,304      $ 24,350,485      $ 9,228,948
                                                 Class C                  $  4,903,723      $  1,786,107      $ 2,178,064
Outstanding shares of beneficial interest:       Class A shares             44,133,484        13,179,912       12,707,964
                                                 Class B shares              4,988,765         4,418,382        1,686,068
                                                 Class C shares                911,818           324,176          397,950
Net asset value per share:                       Class A                 $        5.37      $       5.51      $      5.47
                                                 Class B                 $        5.37      $       5.51      $      5.47
                                                 Class C                 $        5.38      $       5.51      $      5.47
                                                                         -------------      ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                             Minnesota        New York            Ohio
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
June 30, 2003                                                                  Fund             Fund              Fund

Assets
Investments in securities, at value (Note 1)
   (identified cost $450,287,294, $109,255,559
   and $79,060,920)                                                       $469,957,426      $115,925,445      $81,840,489
Cash in bank on demand deposit                                               3,993,792            95,286           26,106
Capital shares receivable                                                       35,567            53,483           55,394
Accrued interest receivable                                                  6,796,600         1,443,991          716,187
Receivable for investment securities sold                                      688,542                --               --
                                                                           -----------       -----------       ----------
Total assets                                                               481,471,927       117,518,205       82,638,176
                                                                           -----------       -----------       ----------
Liabilities
Dividends payable to shareholders                                              309,309            71,083           44,928
Capital shares payable                                                              --            10,059            3,073
Payable for securities purchased on a
   forward-commitment basis (Note 1)                                        10,421,602                --               --
Accrued investment management services fee                                      17,726             4,534            3,186
Accrued distribution fee                                                        14,429             3,648            2,682
Accrued transfer agency fee                                                      1,483               412              294
Accrued administrative services fee                                              1,457               386              271
Other accrued expenses                                                          51,481            21,043           28,077
                                                                                ------            ------           ------
Total liabilities                                                           10,817,487           111,165           82,511
                                                                            ----------           -------           ------
Net assets applicable to outstanding shares                               $470,654,440      $117,407,040      $82,555,665
                                                                          ============      ============      ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                  $    876,866      $    219,143      $   152,036
Additional paid-in capital                                                 452,070,262       108,784,300       79,075,800
Undistributed (excess of distributions over) net investment income                  (1)               --               (4)
Accumulated net realized gain (loss) (Note 5)                               (1,962,819)        1,733,711          548,264
Unrealized appreciation (depreciation) on investments                       19,670,132         6,669,886        2,779,569
                                                                            ----------         ---------        ---------
Total -- representing net assets applicable to outstanding shares         $470,654,440      $117,407,040      $82,555,665
                                                                          ============      ============      ===========
Net assets applicable to outstanding shares:     Class A                  $393,407,567      $ 97,335,686      $66,507,479
                                                 Class B                  $ 68,024,552      $ 17,801,253      $12,979,504
                                                 Class C                  $  9,222,321      $  2,270,101      $ 3,068,682
Outstanding shares of beneficial interest:       Class A shares             73,297,559        18,167,695       12,247,979
                                                 Class B shares             12,670,982         3,322,866        2,390,591
                                                 Class C shares              1,718,042           423,712          565,001
Net asset value per share:                       Class A                  $       5.37      $       5.36      $      5.43
                                                 Class B                  $       5.37      $       5.36      $      5.43
                                                 Class C                  $       5.37      $       5.36      $      5.43
                                                                          ------------      ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds

                                                                            California      Massachusetts       Michigan
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
Year ended June 30, 2003                                                       Fund             Fund              Fund
Investment income
Income:
Interest                                                                   $14,114,635        $4,317,553       $4,061,656
                                                                           -----------        ----------       ----------
Expenses (Note 2):
Investment management services fee                                           1,273,942           455,856          387,348
Distribution fee
   Class A                                                                     597,868           173,105          177,976
   Class B                                                                     286,028           258,930           94,521
   Class C                                                                      44,058            18,543           17,706
Transfer agency fee                                                             96,163            53,188           35,925
Incremental transfer agency fee
   Class A                                                                       8,831             4,183            3,298
   Class B                                                                       2,362             2,404              871
   Class C                                                                         598               291              231
Administrative services fees and expenses                                      111,565            39,417           33,309
Compensation of board members                                                    9,938             9,322            9,322
Custodian fees                                                                  23,629            13,145           14,017
Printing and postage                                                            31,143            13,975            8,399
Registration fees                                                               40,090            39,893           44,230
Audit fees                                                                      18,000            17,500           17,500
Other                                                                            7,781             4,887            4,046
                                                                                 -----             -----            -----
Total expenses                                                               2,551,996         1,104,639          848,699
   Expenses waived/reimbursed by AEFC (Note 2)                                      --           (42,834)         (40,320)
                                                                                 -----           -------          -------
                                                                             2,551,996         1,061,805          808,379
   Earnings credits on cash balances (Note 2)                                   (3,872)           (1,460)          (4,151)
                                                                                ------            ------           ------
Total net expenses                                                           2,548,124         1,060,345          804,228
                                                                             ---------         ---------          -------
Investment income (loss) -- net                                             11,566,511         3,257,208        3,257,428
                                                                            ----------         ---------        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            9,526,030         2,366,230        3,569,258
   Swap transactions                                                          (561,649)         (214,954)        (179,861)
                                                                              --------          --------         --------
Net realized gain (loss) on investments                                      8,964,381         2,151,276        3,389,397
Net change in unrealized appreciation (depreciation) on investments         (2,082,159)          567,833         (389,691)
                                                                            ----------           -------         --------
Net gain (loss) on investments                                               6,882,222         2,719,109        2,999,706
                                                                             ---------         ---------        ---------
Net increase (decrease) in net assets resulting from operations            $18,448,733        $5,976,317       $6,257,134
                                                                           ===========        ==========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds
                                                                             Minnesota        New York            Ohio
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
Year ended June 30, 2003                                                       Fund             Fund              Fund
Investment income
Income:
Interest                                                                   $23,621,554        $5,566,573       $3,610,520
                                                                           -----------        ----------       ----------
Expenses (Note 2):
Investment management services fee                                           2,129,734           549,702          397,430
Distribution fee
   Class A                                                                     966,462           238,982          173,013
   Class B                                                                     706,521           195,676          130,427
   Class C                                                                      72,317            17,960           23,103
Transfer agency fee                                                            211,300            56,539           39,467
Incremental transfer agency fee
   Class A                                                                      18,819             4,886            3,386
   Class B                                                                       6,313             1,897            1,232
   Class C                                                                       1,114               309              320
Administrative services fees and expenses                                      182,304            47,766           34,268
Compensation of board members                                                   10,830             9,322            9,322
Custodian fees                                                                  38,133            12,875           14,419
Printing and postage                                                            60,969            15,211            8,724
Registration fees                                                               48,135            46,550           39,895
Audit fees                                                                      19,500            18,000           17,500
Other                                                                            8,609             2,845            4,303
                                                                                 -----             -----            -----
Total expenses                                                               4,481,060         1,218,520          896,809
   Expenses waived/reimbursed by AEFC (Note 2)                                      --           (29,671)         (37,885)
                                                                                                 -------          -------
                                                                             4,481,060         1,188,849          858,924
   Earnings credits on cash balances (Note 2)                                  (27,135)           (1,553)          (1,953)
                                                                               -------            ------           ------
Total net expenses                                                           4,453,925         1,187,296          856,971
                                                                             ---------         ---------          -------
Investment income (loss) -- net                                             19,167,629         4,379,277        2,753,549
                                                                            ----------         ---------        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            4,892,316         3,705,580        3,578,653
   Swap transactions                                                          (897,998)         (215,380)        (197,361)
                                                                              --------          --------         --------
Net realized gain (loss) on investments                                      3,994,318         3,490,200        3,381,292
Net change in unrealized appreciation (depreciation) on investments         10,783,186         1,311,479         (536,194)
                                                                            ----------         ---------         --------
Net gain (loss) on investments                                              14,777,504         4,801,679        2,845,098
                                                                            ----------         ---------        ---------
Net increase (decrease) in net assets resulting from operations            $33,945,133        $9,180,956       $5,598,647
                                                                           ===========        ==========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds
                                                           California Tax-Exempt Fund        Massachusetts Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                          $ 11,566,511     $ 11,814,971       $ 3,257,208      $ 3,460,532
Net realized gain (loss) on investments                     8,964,381           82,601         2,151,276          446,460
Net change in unrealized appreciation
   (depreciation) on investments                           (2,082,159)       2,679,301           567,833        1,011,690
                                                           ----------        ---------           -------        ---------
Net increase (decrease) in net assets resulting
   from operations                                         18,448,733       14,576,873         5,976,317        4,918,682
                                                           ----------       ----------         ---------        ---------
Distributions to shareholders from:
   Net investment income
     Class A                                              (10,384,472)     (10,780,957)       (2,467,733)      (2,702,376)
     Class B                                               (1,025,356)        (958,913)         (725,227)        (710,330)
     Class C                                                 (156,722)         (85,460)          (52,948)         (44,625)
   Net realized gain
     Class A                                                       --               --          (237,976)              --
     Class B                                                       --               --           (91,179)              --
     Class C                                                       --               --            (4,771)              --
                                                          -----------      -----------        ----------       ----------
Total distributions                                       (11,566,550)     (11,825,330)       (3,579,834)      (3,457,331)
                                                          -----------      -----------        ----------       ----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 26,190,532       33,494,831        16,236,343        9,681,074
   Class B shares                                           4,503,962        5,623,387         4,619,873        7,560,746
   Class C shares                                           2,493,281        2,865,234         1,160,643        1,542,297
Reinvestment of distributions at net asset value
   Class A shares                                           7,003,562        7,198,598         2,177,932        2,155,918
   Class B shares                                             780,266          716,434           652,199          554,566
   Class C shares                                             148,824           82,396            54,257           43,201
Payments for redemptions
   Class A shares                                         (35,725,082)     (40,934,944)      (13,546,432)     (11,618,413)
   Class B shares (Note 2)                                 (6,510,807)      (3,138,704)       (5,669,967)      (2,863,167)
   Class C shares (Note 2)                                 (1,318,302)        (566,965)       (1,718,123)         (92,628)
                                                           ----------         --------        ----------          -------
Increase (decrease) in net assets from
   share transactions                                      (2,433,764)       5,340,267         3,966,725        6,963,594
                                                           ----------        ---------         ---------        ---------
Total increase (decrease) in net assets                     4,448,419        8,091,810         6,363,208        8,424,945
Net assets at beginning of year                           264,307,713      256,215,903        92,408,395       83,983,450
                                                          -----------      -----------        ----------       ----------
Net assets at end of year                                $268,756,132     $264,307,713      $ 98,771,603     $ 92,408,395
                                                         ============     ============      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         --     $         39      $     14,499     $      3,199
                                                         ------------     ------------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                            Michigan Tax-Exempt Fund           Minnesota Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                           $ 3,257,428      $ 3,423,371      $ 19,167,629     $ 20,169,614
Net realized gain (loss) on investments                     3,389,397          747,992         3,994,318        5,222,796
Net change in unrealized appreciation
   (depreciation) on investments                             (389,691)          41,422        10,783,186         (516,776)
                                                             --------           ------        ----------         --------
Net increase (decrease) in net assets resulting
   from operations                                          6,257,134        4,212,785        33,945,133       24,875,634
                                                            ---------        ---------        ----------       ----------
Distributions to shareholders from:
   Net investment income
     Class A                                               (2,897,168)      (3,105,521)      (16,460,497)     (17,759,670)
     Class B                                                 (311,214)        (275,352)       (2,456,421)      (2,383,907)
     Class C                                                  (58,053)         (33,507)         (250,785)        (126,057)
   Net realized gain
     Class A                                                 (719,836)              --                --               --
     Class B                                                  (97,368)              --                --               --
     Class C                                                  (17,788)              --                --               --
                                                           ----------       ----------       -----------      -----------
Total distributions                                        (4,101,427)      (3,414,380)      (19,167,703)     (20,269,634)
                                                           ----------       ----------       -----------      -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                  9,326,799        9,654,946        64,115,226       65,421,543
   Class B shares                                           2,632,658        2,076,931        13,772,625       15,393,581
   Class C shares                                             894,229        1,376,765         5,290,259        3,561,686
Reinvestment of distributions at net asset value
   Class A shares                                           2,887,754        2,425,406        13,082,956       14,104,344
   Class B shares                                             319,510          207,725         2,011,791        1,964,040
   Class C shares                                              53,154           17,110           222,608          114,925
Payments for redemptions
   Class A shares                                         (14,541,050)      (9,785,605)      (70,555,737)     (66,134,707)
   Class B shares (Note 2)                                 (2,193,704)        (601,805)      (14,419,159)      (6,815,468)
   Class C shares (Note 2)                                   (229,683)        (205,370)       (1,407,408)        (551,308)
                                                             --------         --------        ----------         --------
Increase (decrease) in net assets from
   share transactions                                        (850,333)       5,166,103        12,113,161       27,058,636
                                                             --------        ---------        ----------       ----------
Total increase (decrease) in net assets                     1,305,374        5,964,508        26,890,591       31,664,636
Net assets at beginning of year                            79,646,445       73,681,937       443,763,849      412,099,213
                                                           ----------       ----------       -----------      -----------
Net assets at end of year                                $ 80,951,819      $79,646,445      $470,654,440     $443,763,849
                                                         ============      ===========      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         (1)     $     9,006      $         (1)    $         73
                                                         ------------      -----------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                            New York Tax-Exempt Fund             Ohio Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                          $  4,379,277     $  4,592,416      $  2,753,549     $  3,260,261
Net realized gain (loss) on investments                     3,490,200        1,152,774         3,381,292          723,674
Net change in unrealized appreciation
   (depreciation) on investments                            1,311,479         (249,388)         (536,194)         322,391
                                                            ---------         --------          --------          -------
Net increase (decrease) in net assets resulting
   from operations                                          9,180,956        5,495,802         5,598,647        4,306,326
                                                            ---------        ---------         ---------        ---------
Distributions to shareholders from:
   Net investment income
     Class A                                               (3,714,692)      (3,950,616)       (2,355,316)      (2,885,476)
     Class B                                                 (612,202)        (611,823)         (341,210)        (338,845)
     Class C                                                  (55,183)         (27,161)          (58,726)         (34,240)
   Net realized gain
     Class A                                                 (361,006)              --        (1,264,773)              --
     Class B                                                  (74,215)              --          (248,631)              --
     Class C                                                   (6,930)              --           (46,669)              --
                                                           ----------       ----------        ----------       ----------
Total distributions                                        (4,824,228)      (4,589,600)       (4,315,325)      (3,258,561)
                                                           ----------       ----------        ----------       ----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 12,844,081       11,016,258        11,112,404       12,656,332
   Class B shares                                           3,806,201        4,034,756         3,644,407        4,337,475
   Class C shares                                           1,081,568        1,029,957         1,905,871          678,955
Reinvestment of distributions at net asset value
   Class A shares                                           3,182,162        3,017,090         2,866,712        2,209,759
   Class B shares                                             528,150          468,120           467,095          257,092
   Class C shares                                              59,237           25,291           100,763           34,104
Payments for redemptions
   Class A shares                                         (14,663,801)     (10,849,539)      (17,941,651)     (13,283,245)
   Class B shares (Note 2)                                 (5,491,739)      (2,559,354)       (3,155,366)      (1,008,014)
   Class C shares (Note 2)                                   (207,137)        (159,021)         (241,528)        (146,087)
                                                             --------         --------          --------         --------
Increase (decrease) in net assets from
   share transactions                                       1,138,722        6,023,558        (1,241,293)       5,736,371
                                                            ---------        ---------        ----------        ---------
Total increase (decrease) in net assets                     5,495,450        6,929,760            42,029        6,784,136
Net assets at beginning of year                           111,911,590      104,981,830        82,513,636       75,729,500
                                                          -----------      -----------        ----------       ----------
Net assets at end of year                                $117,407,040     $111,911,590      $ 82,555,665     $ 82,513,636
                                                         ============     ============      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         --     $      2,800      $         (4)    $      1,699
                                                         ------------     ------------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP State Tax-Exempt Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust were organized as Massachusetts business trusts. AXP California Tax-Exempt Trust includes only AXP California Tax-Exempt Fund. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of individual state tax-exempt funds and one insured national tax-exempt fund, including AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940 (as amended). Each Fund has unlimited authorized shares of beneficial interest.

Each Fund's goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than Funds that have a broader geographical diversification.

Each Fund offers Class A, Class B and Class C shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee and incremental transfer agency fee (class specific expenses) differ among classes. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
68 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
69 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Funds may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Funds may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Funds will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2003, the outstanding forward-commitments for the Funds are as follows:

                                          Other                 When-issued
Fund                               forward-commitments          securities

California Tax-Exempt Fund                $--                 $ 7,031,574
Massachusetts Tax-Exempt Fund              --                   3,289,869
Michigan Tax-Exempt Fund                   --                          --
Minnesota Tax-Exempt Fund                  --                  10,421,602
New York Tax-Exempt Fund                   --                          --
Ohio Tax-Exempt Fund                       --                          --

--------------------------------------------------------------------------------
70 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                   California   Massachusetts     Michigan     Minnesota    New York     Ohio
                                                   Tax-Exempt    Tax-Exempt      Tax-Exempt   Tax-Exempt  Tax-Exempt  Tax-Exempt
                                                      Fund          Fund            Fund         Fund        Fund        Fund

Undistributed net investment income                    $--          $   --          $--          $--           $--     $    --
Accumulated net realized gain (loss)                   $--          $3,545          $--          $--           $--     $(9,531)
                                                       ---          ------          ---          ---           ---     -------

Additional paid-in capital reduction (increase)        $--          $3,545          $--          $--           $--     $(9,531)
                                                       ---          ------          ---          ---           ---     -------

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                      2003            2002
California Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)    $10,384,472     $10,780,957
   Long term capital gain                                     --              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)      1,025,356         958,913
   Long term capital gain                                     --              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)        156,722          85,460
   Long term capital gain                                     --              --

(a) Tax-exempt distributions were 95.23% and 99.63% for the years ended 2003 and 2002, respectively.

--------------------------------------------------------------------------------
71 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Year ended June 30,                                         2003            2002
Massachusetts Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)    $ 2,467,733     $ 2,702,376
   Long term capital gain                                237,976              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)        725,227         710,330
   Long term capital gain                                 91,179              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)         52,948          44,625
   Long term capital gain                                  4,771              --

(b) Tax-exempt distributions were 98.07% and 99.89% for the years ended 2003 and 2002, respectively.

Michigan Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)    $ 2,897,168     $ 3,105,521
   Long term capital gain                                719,836              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)        311,214         275,352
   Long term capital gain                                 97,368              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)         58,053          33,507
   Long term capital gain                                 17,788              --

(c) Tax-exempt distributions were 97.45% and 99.46% for the years ended 2003 and 2002, respectively.

Minnesota Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)    $16,640,497     $17,759,670
   Long term capital gain                                     --              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)      2,456,421       2,383,907
   Long term capital gain                                     --              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)        250,785         126,057
   Long term capital gain                                     --              --

(d) Tax-exempt distributions were 99.58% and 97.85% for the years ended 2003 and 2002, respectively.

--------------------------------------------------------------------------------
72 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Year ended June 30,                                         2003            2002
New York Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)     $3,714,692      $3,950,616
   Long term capital gain                                361,006              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)        612,202         611,823
   Long term capital gain                                 74,215              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)         55,183          27,161
   Long term capital gain                                  6,930              --

(e) Tax-exempt distributions were 98.89% and 99.66% for the years ended 2003 and 2002, respectively.

Ohio Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)     $2,355,316      $2,885,476
   Long term capital gain                              1,264,773              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)        341,210         338,845
   Long term capital gain                                248,631              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)         58,726          34,240
   Long term capital gain                                 46,669              --

(f) Tax-exempt distributions were 98.66% and 99.84% for the years ended 2003 and 2002, respectively.

As of June 30, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                  Accumulated        Unrealized
                              Undistributed         long-term      appreciation
Fund                         ordinary income       gain (loss)    (depreciation)
California Tax-Exempt Fund         $ 166,222        $1,139,738       $15,502,301
Massachusetts Tax-Exempt Fund      1,058,849            58,788         3,375,153
Michigan Tax-Exempt Fund             757,765           385,909         3,174,645
Minnesota Tax-Exempt Fund            309,308          (953,071)       18,660,384
New York Tax-Exempt Fund           1,124,155           886,886         6,463,639
Ohio Tax-Exempt Fund                 848,594            18,229         2,505,934

--------------------------------------------------------------------------------
73 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Each Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.47% to 0.38% annually.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the base fee of $18.50 ($17.50 base fee prior to April 30, 2003). Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, each Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B and $20 for Class C.

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.25% of each Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

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74 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

For the year ended June 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses as follows:

Fund                                 Class A           Class B           Class C
Massachusetts Tax-Exempt Fund         0.88%            1.63%             1.64%
Michigan Tax-Exempt Fund              0.88             1.63              1.63
New York Tax-Exempt Fund              0.88             1.63              1.64
Ohio Tax-Exempt Fund                  0.88             1.63              1.63

In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until June 30, 2004. Under this agreement, total expenses will not exceed 0.88% for Class A, 1.64% for Class B and 1.64% for Class C of the Fund's average daily net assets for Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund.

Sales charges received by the Distributor for distributing the Funds' shares for the year ended June 30, 2003, are as follows:

Fund                                 Class A           Class B           Class C
California Tax-Exempt Fund          $329,538           $37,290            $2,384
Massachusetts Tax-Exempt Fund        206,183            22,873             1,514
Michigan Tax-Exempt Fund             114,080             8,668               261
Minnesota Tax-Exempt Fund            608,541            44,091             6,105
New York Tax-Exempt Fund             131,836            14,483               519
Ohio Tax-Exempt Fund                 138,876            16,198               142

During the year ended June 30, 2003, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                   Reduction
California Tax-Exempt Fund                                               $ 3,872
Massachusetts Tax-Exempt Fund                                              1,460
Michigan Tax-Exempt Fund                                                   4,151
Minnesota Tax-Exempt Fund                                                 27,135
New York Tax-Exempt Fund                                                   1,553
Ohio Tax-Exempt Fund                                                       1,953

3. SECURITIES TRANSACTIONS

For the year ended June 30, 2003, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                 Purchases          Proceeds
California Tax-Exempt Fund                        $242,490,255      $258,394,640
Massachusetts Tax-Exempt Fund                      127,662,730       128,472,192
Michigan Tax-Exempt Fund                            87,236,455        91,730,534
Minnesota Tax-Exempt Fund                          323,741,540       339,156,568
New York Tax-Exempt Fund                            99,609,591       108,199,834
Ohio Tax-Exempt Fund                               154,148,790       162,385,849

Realized gains and losses are determined on an identified cost basis.

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75 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the years indicated are as follows:

                                              California Tax-Exempt Fund
                                             Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   4,920,750        843,755         467,000
Issued for reinvested distributions    1,318,953        146,936          27,986
Redeemed                              (6,719,587)    (1,217,542)       (247,050)
                                      ----------     ----------        --------
Net increase (decrease)                 (479,884)      (226,851)        247,936
                                        --------       --------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   6,400,241      1,076,874         546,402
Issued for reinvested distributions    1,377,230        137,133          15,782
Redeemed                              (7,849,109)      (601,379)       (108,997)
                                      ----------       --------        --------
Net increase (decrease)                  (71,638)       612,628         453,187
                                         -------        -------         -------

                                             Massachusetts Tax-Exempt Fund
                                                Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,973,508        848,985         213,917
Issued for reinvested distributions      400,774        120,059           9,969
Redeemed                              (2,489,809)    (1,034,373)       (318,685)
                                      ----------     ----------        --------
Net increase (decrease)                  884,473        (65,329)        (94,799)
                                         -------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   1,812,571      1,416,140         288,225
Issued for reinvested distributions      403,515        103,797           8,087
Redeemed                              (2,176,807)      (536,151)        (17,426)
                                      ----------       --------         -------
Net increase (decrease)                   39,279        983,786         278,886
                                          ------        -------         -------

                                               Michigan Tax-Exempt Fund
                                               Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   1,723,071        486,550         165,970
Issued for reinvested distributions      536,475         59,391           9,871
Redeemed                              (2,688,470)      (405,534)        (42,907)
                                      ----------       --------         -------
Net increase (decrease)                 (428,924)       140,407         132,934
                                        --------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   1,819,107        391,292         258,824
Issued for reinvested distributions      456,888         39,126           3,229
Redeemed                              (1,842,736)      (113,589)        (38,682)
                                      ----------       --------         -------
Net increase (decrease)                  433,259        316,829         223,371
                                         -------        -------         -------

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76 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

                                               Minnesota Tax-Exempt Fund
                                              Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                  12,133,872      2,616,564       1,001,540
Issued for reinvested distributions    2,483,116        381,654          42,223
Redeemed                             (13,380,622)    (2,705,709)       (266,460)
                                     -----------     ----------        --------
Net increase (decrease)                1,236,366        292,509         777,303
                                       ---------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                  12,664,270      2,975,471         688,424
Issued for reinvested distributions    2,727,845        379,830          22,223
Redeemed                             (12,789,800)    (1,320,782)       (106,738)
                                     -----------     ----------        --------
Net increase (decrease)                2,602,315      2,034,519         603,909
                                       ---------      ---------         -------

                                               New York Tax-Exempt Fund
                                                Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,423,798        721,796         204,473
Issued for reinvested distributions      603,510        100,198          11,232
Redeemed                              (2,774,804)    (1,031,770)        (39,117)
                                      ----------     ----------         -------
Net increase (decrease)                  252,504       (209,776)        176,588
                                         -------       --------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   2,146,982        784,095         200,482
Issued for reinvested distributions      587,385         91,154           4,929
Redeemed                              (2,110,315)      (497,151)        (31,041)
                                      ----------       --------         -------
Net increase (decrease)                  624,052        378,098         174,370
                                         -------        -------         -------

                                                 Ohio Tax-Exempt Fund
                                              Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,059,938        678,806         352,942
Issued for reinvested distributions      536,484         87,539          18,871
Redeemed                              (3,337,849)      (585,735)        (44,619)
                                      ----------       --------         -------
Net increase (decrease)                 (741,427)       180,610         327,194
                                        --------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   2,378,833        817,058         127,515
Issued for reinvested distributions      415,736         48,376           6,415
Redeemed                              (2,499,609)      (189,940)        (27,577)
                                      ----------       --------         -------
Net increase (decrease)                  294,960        675,494         106,353
                                         -------        -------         -------

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77 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of June 30, 2003 are as follows:

Fund                                       Carry-over            Expiration date
Minnesota Tax-Exempt Fund                    $953,071                  2009

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. Each Fund had no borrowings outstanding during the year ended June 30, 2003.

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78 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP California Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.23        $5.18        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .23          .24          .25          .26          .27
Net gains (losses) (both realized and unrealized)                   .14          .05          .15         (.15)        (.17)
Total from investment operations                                    .37          .29          .40          .11          .10
Less distributions:
Dividends from net investment income                               (.23)        (.24)        (.25)        (.26)        (.27)
Net asset value, end of period                                    $5.37        $5.23        $5.18        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $237         $234         $231         $213         $246
Ratio of expenses to average daily net assets(c)                   .85%         .84%         .85%         .82%         .79%
Ratio of net investment income (loss)
to average daily net assets                                       4.34%        4.56%        4.79%        5.18%        4.97%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   7.26%        5.66%        8.00%        2.19%        1.80%

AXP California Tax-Exempt Fund

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.23        $5.17        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21          .22          .22
Net gains (losses) (both realized and unrealized)                   .14          .06          .14         (.15)        (.17)
Total from investment operations                                    .33          .26          .35          .07          .05
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)        (.22)        (.22)
Net asset value, end of period                                    $5.37        $5.23        $5.17        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $27          $27          $24          $21          $21
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.60%        1.58%        1.53%
Ratio of net investment income (loss)
to average daily net assets                                       3.58%        3.81%        3.99%        4.43%        4.23%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   6.44%        5.07%        6.98%        1.44%        1.03%

See accompanying notes to financial highlights.

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79 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.24        $5.18        $5.03        $5.02
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21           --
Net gains (losses) (both realized and unrealized)                   .14          .06          .15          .01
Total from investment operations                                    .33          .26          .36          .01
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)          --
Net asset value, end of period                                    $5.38        $5.24        $5.18        $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $3           $1          $--
Ratio of expenses to average daily net assets(c)                  1.61%        1.60%        1.60%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.56%        3.86%        4.04%        4.43%(d)
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%
Total return(e)                                                   6.43%        5.07%        7.20%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
80 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .19          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.27)        (.17)
Total from investment operations                                    .35          .31          .44           --          .10
Less distributions:
Dividends from net investment income                               (.19)        (.22)        (.27)        (.28)        (.27)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.21)        (.22)        (.27)        (.28)        (.27)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $73          $66          $65          $59          $70
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .95%         .93%         .81%
Ratio of net investment income (loss)
to average daily net assets                                       3.57%        4.11%        5.04%        5.28%        4.99%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   6.73%        5.94%        8.64%         .04%        1.72%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23          .24          .23
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.28)        (.17)
Total from investment operations                                    .31          .27          .40        (.04)          .06
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)        (.24)        (.23)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.17)        (.18)        (.23)        (.24)        (.23)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $24          $24          $18          $16          $17
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.70%        1.69%        1.56%
Ratio of net investment income (loss)
to average daily net assets                                       2.81%        3.34%        4.28%        4.53%        4.25%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   5.92%        5.15%        7.83%        (.71%)        .96%

See accompanying notes to financial highlights.


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81 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.10
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23           --
Net gains (losses) (both realized and unrealized)                   .16          .09          .17          .01
Total from investment operations                                    .31          .27          .40          .01
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.17)        (.18)        (.23)          --
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.70%        1.69%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.88%        3.32%        4.30%        4.53%(d)
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%
Total return(h)                                                   5.91%        5.16%        7.84%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

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82 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .22          .24          .27          .27          .28
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .41          .30          .45         (.02)         .11
Less distributions:
Dividends from net investment income                               (.22)        (.24)        (.27)        (.27)        (.28)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.27)        (.24)        (.27)        (.27)        (.30)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                             $70          $70          $67          $65          $77
Ratio of expenses to average daily net assets(c)                   .88%(e)      .92%         .95%         .89%         .83%
Ratio of net investment income (loss)
to average daily net assets                                       4.06%        4.57%        5.09%        5.30%        5.00%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   8.00%        5.83%        8.90%        (.14%)       1.92%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .18          .20          .23          .23          .24
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .37          .26          .41         (.06)         .07
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.23)        (.23)        (.24)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.23)        (.20)        (.23)        (.23)        (.26)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $8           $6           $6           $7
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.67%        1.70%        1.64%        1.59%
Ratio of net investment income (loss)
to average daily net assets                                       3.28%        3.82%        4.34%        4.55%        4.25%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   7.18%        5.04%        8.09%        (.92%)       1.17%

See accompanying notes to financial highlights.

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83 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.08
Income from investment operations:
Net investment income (loss)                                        .18          .20          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .06          .18          .01
Total from investment operations                                    .37          .26          .40          .01
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.22)          --
Distributions from realized gains                                  (.05)          --           --           --
Total distributions                                                (.23)        (.20)        (.22)          --
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.70%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.27%        3.80%        4.36%        4.23%(d)
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%
Total return(h)                                                   7.18%        5.05%        8.02%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.93% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.69% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.69% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
84 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .22          .25          .28          .29          .29
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.27)        (.15)
Total from investment operations                                    .39          .31          .42          .02          .14
Less distributions:
Dividends from net investment income                               (.22)        (.25)        (.28)        (.28)        (.29)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                            $393         $375         $357         $340         $406
Ratio of expenses to average daily net assets(c)                   .84%         .83%         .84%         .82%         .78%
Ratio of net investment income (loss)
to average daily net assets                                       4.26%        4.82%        5.45%        5.68%        5.37%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   7.78%        6.15%        8.53%         .60%        2.62%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24          .25          .25
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.26)        (.15)
Total from investment operations                                    .35          .27          .38         (.01)         .10
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)        (.25)        (.25)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                             $68          $64          $53          $44          $46
Ratio of expenses to average daily net assets(c)                  1.59%        1.59%        1.60%        1.58%        1.54%
Ratio of net investment income (loss)
to average daily net assets                                       3.48%        4.02%        4.70%        4.94%        4.61%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   6.97%        5.36%        7.72%        (.16%)       1.85%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
85 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $4.99
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24           --
Net gains (losses) (both realized and unrealized)                   .17          .06          .14          .01
Total from investment operations                                    .35          .27          .38          .01
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)          --
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $5           $2          $--
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.59%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.44%        4.04%        4.74%        4.94%(d)
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%
Total return(e)                                                   6.96%        5.36%        7.75%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
86 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .20          .22          .25          .27          .25
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .42          .26          .45          .04          .11
Less distributions:
Dividends from net investment income                               (.20)        (.22)        (.25)        (.27)        (.25)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.22)        (.22)        (.25)        (.27)        (.25)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $97          $92          $88          $85         $102
Ratio of expenses to average daily net assets(c)                   .88%(e)      .90%         .91%         .88%         .82%
Ratio of net investment income (loss)
to average daily net assets                                       3.88%        4.38%        4.90%        5.27%        4.93%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   8.43%        5.26%        9.28%         .77%        2.04%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21          .23          .21
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .38          .23          .41           --          .07
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)        (.23)        (.21)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.18)        (.19)        (.21)        (.23)        (.21)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $18          $16          $13          $14
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.65%        1.66%        1.63%        1.57%
Ratio of net investment income (loss)
to average daily net assets                                       3.13%        3.60%        4.14%        4.54%        4.20%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   7.61%        4.48%        8.47%         .01%        1.28%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
87 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.16        $5.11        $4.92        $4.91
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21           --
Net gains (losses) (both realized and unrealized)                   .22          .05          .19          .01
Total from investment operations                                    .38          .24          .40          .01
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.18)        (.19)        (.21)          --
Net asset value, end of period                                    $5.36        $5.16        $5.11        $4.92

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.66%        1.63%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.07%        3.69%        4.09%        4.54%(d)
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%
Total return(h)                                                   7.60%        4.68%        8.26%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.90% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.66% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.66% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
88 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.35        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .18          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .19          .08          .14         (.23)        (.14)
Total from investment operations                                    .37          .30          .41          .04          .13
Less distributions:
Dividends from net investment income                               (.18)        (.22)        (.27)        (.27)        (.27)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.29)        (.22)        (.27)        (.27)        (.27)
Net asset value, end of period                                    $5.43        $5.35        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $67          $69          $67          $60          $69
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .93%         .88%         .88%
Ratio of net investment income (loss)
to average daily net assets                                       3.40%        4.22%        4.98%        5.31%        5.02%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   7.08%        5.87%        7.95%         .91%        2.50%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.34        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .14          .18          .23          .23          .23
Net gains (losses) (both realized and unrealized)                   .20          .07          .14         (.23)        (.14)
Total from investment operations                                    .34          .25          .37           --          .09
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.23)        (.23)        (.23)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.25)        (.18)        (.23)        (.23)        (.23)
Net asset value, end of period                                    $5.43        $5.34        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $13          $12           $8           $7           $8
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.68%        1.64%        1.63%
Ratio of net investment income (loss)
to average daily net assets                                       2.62%        3.46%        4.23%        4.55%        4.27%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   6.47%        4.89%        7.15%         .14%        1.75%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
89 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.35        $5.28        $5.13        $5.12
Income from investment operations:
Net investment income (loss)                                        .14          .18          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .07          .15          .01
Total from investment operations                                    .33          .25          .37          .01
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.22)          --
Distributions from realized gains                                  (.11)          --           --           --
Total distributions                                                (.25)        (.18)        (.22)          --
Net asset value, end of period                                    $5.43        $5.35        $5.28        $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                              $3           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.68%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.54%        3.45%        4.26%        4.55%(d)
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%
Total return(h)                                                   6.26%        4.89%        7.27%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
90 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP CALIFORNIA TAX-EXEMPT TRUST

AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP California Tax-Exempt Fund (a fund within AXP California Tax-Exempt Trust) and AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (funds within AXP Special Tax-Exempt Series Trust) as of June 30, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2003, and the financial highlights for each of the years in the five-year period ended June 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund as of June 30, 2003, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 8, 2003

--------------------------------------------------------------------------------
91 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP California Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 95.23% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.02059
Aug. 26, 2002                                                   0.02109
Sept. 26, 2002                                                  0.02129
Oct. 25, 2002                                                   0.01993
Nov. 25, 2002                                                   0.01814
Dec. 20, 2002                                                   0.01408
Jan. 22, 2003                                                   0.02093
Feb. 21, 2003                                                   0.01750
March 24, 2003                                                  0.01879
April 24, 2003                                                  0.02040
May 23, 2003                                                    0.02091
June 23, 2003                                                   0.01637
Total distributions                                            $0.23002

Class B
Income distributions -- 95.23% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01732
Aug. 26, 2002                                                   0.01771
Sept. 26, 2002                                                  0.01784
Oct. 25, 2002                                                   0.01671
Nov. 25, 2002                                                   0.01477
Dec. 20, 2002                                                   0.01137
Jan. 22, 2003                                                   0.01731
Feb. 21, 2003                                                   0.01423
March 24, 2003                                                  0.01538
April 24, 2003                                                  0.01701
May 23, 2003                                                    0.01768
June 23, 2003                                                   0.01284
Total distributions                                            $0.19017

--------------------------------------------------------------------------------
92 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 95.23% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01731
Aug. 26, 2002                                                   0.01768
Sept. 26, 2002                                                  0.01783
Oct. 25, 2002                                                   0.01672
Nov. 25, 2002                                                   0.01479
Dec. 20, 2002                                                   0.01137
Jan. 22, 2003                                                   0.01732
Feb. 21, 2003                                                   0.01421
March 24, 2003                                                  0.01538
April 24, 2003                                                  0.01700
May 23, 2003                                                    0.01768
June 23, 2003                                                   0.01285
Total distributions                                            $0.19014

Source of distributions

For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 7.38%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------

93 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 98.07% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01869
Aug. 26, 2002                                                   0.01956
Sept. 26, 2002                                                  0.01804
Oct. 25, 2002                                                   0.01722
Nov. 25, 2002                                                   0.01754
Dec. 20, 2002                                                   0.01157
Jan. 22, 2003                                                   0.01611
Feb. 21, 2003                                                   0.01523
March 24, 2003                                                  0.01524
April 24, 2003                                                  0.01530
May 23, 2003                                                    0.01324
June 23, 2003                                                   0.01498
Total                                                          $0.19272

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01896
Total distributions                                            $0.21168

Class B
Income distributions -- 98.07% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01534
Aug. 26, 2002                                                   0.01608
Sept. 26, 2002                                                  0.01450
Oct. 25, 2002                                                   0.01392
Nov. 25, 2002                                                   0.01409
Dec. 20, 2002                                                   0.00880
Jan. 22, 2003                                                   0.01244
Feb. 21, 2003                                                   0.01189
March 24, 2003                                                  0.01175
April 24, 2003                                                  0.01184
May 23, 2003                                                    0.00995
June 23, 2003                                                   0.01137
Total                                                          $0.15197

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01896
Total distributions                                            $0.17093

--------------------------------------------------------------------------------

94 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 98.07% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01536
Aug. 26, 2002                                                   0.01609
Sept. 26, 2002                                                  0.01450
Oct. 25, 2002                                                   0.01377
Nov. 25, 2002                                                   0.01408
Dec. 20, 2002                                                   0.00879
Jan. 22, 2003                                                   0.01242
Feb. 21, 2003                                                   0.01184
March 24, 2003                                                  0.01171
April 24, 2003                                                  0.01174
May 23, 2003                                                    0.00989
June 23, 2003                                                   0.01134
Total                                                          $0.15153

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01896
Total distributions                                            $0.17049

Source of distributions

For dividends paid by the Fund to be exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 8.63%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------

95 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 97.45% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.02047
Aug. 26, 2002                                                   0.02166
Sept. 26, 2002                                                  0.02246
Oct. 25, 2002                                                   0.01849
Nov. 25, 2002                                                   0.01755
Dec. 20, 2002                                                   0.01463
Jan. 22, 2003                                                   0.01912
Feb. 21, 2003                                                   0.01626
March 24, 2003                                                  0.01632
April 24, 2003                                                  0.01620
May 23, 2003                                                    0.01713
June 23, 2003                                                   0.01834
Total                                                          $0.21863

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.05448
Total distributions                                            $0.27311

Class B
Income distributions -- 97.45% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01716
Aug. 26, 2002                                                   0.01821
Sept. 26, 2002                                                  0.01896
Oct. 25, 2002                                                   0.01520
Nov. 25, 2002                                                   0.01412
Dec. 20, 2002                                                   0.01187
Jan. 22, 2003                                                   0.01549
Feb. 21, 2003                                                   0.01295
March 24, 2003                                                  0.01285
April 24, 2003                                                  0.01277
May 23, 2003                                                    0.01386
June 23, 2003                                                   0.01476
Total                                                          $0.17820

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.05448
Total distributions                                            $0.23268

--------------------------------------------------------------------------------

96 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 97.45% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01718
Aug. 26, 2002                                                   0.01821
Sept. 26, 2002                                                  0.01893
Oct. 25, 2002                                                   0.01521
Nov. 25, 2002                                                   0.01410
Dec. 20, 2002                                                   0.01187
Jan. 22, 2003                                                   0.01545
Feb. 21, 2003                                                   0.01293
March 24, 2003                                                  0.01284
April 24, 2003                                                  0.01276
May 23, 2003                                                    0.01384
June 23, 2003                                                   0.01476
Total                                                          $0.17808

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.05448
Total distributions                                            $0.23256

Source of distributions

For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 2.25%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------

97 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 99.58% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.02009
Aug. 26, 2002                                                   0.02110
Sept. 26, 2002                                                  0.02053
Oct. 25, 2002                                                   0.01889
Nov. 25, 2002                                                   0.01950
Dec. 20, 2002                                                   0.01611
Jan. 22, 2003                                                   0.02105
Feb. 21, 2003                                                   0.01838
March 24, 2003                                                  0.01852
April 24, 2003                                                  0.01736
May 23, 2003                                                    0.01587
June 23, 2003                                                   0.01602
Total distributions                                            $0.22342

Class B
Income distributions -- 99.58% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01684
Aug. 26, 2002                                                   0.01774
Sept. 26, 2002                                                  0.01713
Oct. 25, 2002                                                   0.01572
Nov. 25, 2002                                                   0.01617
Dec. 20, 2002                                                   0.01342
Jan. 22, 2003                                                   0.01759
Feb. 21, 2003                                                   0.01513
March 24, 2003                                                  0.01513
April 24, 2003                                                  0.01398
May 23, 2003                                                    0.01267
June 23, 2003                                                   0.01251
Total distributions                                            $0.18403

--------------------------------------------------------------------------------

98 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 99.58% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01682
Aug. 26, 2002                                                   0.01772
Sept. 26, 2002                                                  0.01712
Oct. 25, 2002                                                   0.01569
Nov. 25, 2002                                                   0.01615
Dec. 20, 2002                                                   0.01341
Jan. 22, 2003                                                   0.01756
Feb. 21, 2003                                                   0.01510
March 24, 2003                                                  0.01510
April 24, 2003                                                  0.01396
May 23, 2003                                                    0.01264
June 23, 2003                                                   0.01252
Total distributions                                            $0.18379

Source of distributions

For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 13.24%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------

99 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 98.89% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01894
Aug. 26, 2002                                                   0.01952
Sept. 26, 2002                                                  0.01912
Oct. 25, 2002                                                   0.01854
Nov. 25, 2002                                                   0.01726
Dec. 20, 2002                                                   0.01436
Jan. 22, 2003                                                   0.01869
Feb. 21, 2003                                                   0.01634
March 24, 2003                                                  0.01586
April 24, 2003                                                  0.01623
May 23, 2003                                                    0.01396
June 23, 2003                                                   0.01552
Total                                                          $0.20434

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.02014
Total distributions                                            $0.22448

Class B
Income distributions -- 98.89% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01573
Aug. 26, 2002                                                   0.01616
Sept. 26, 2002                                                  0.01569
Oct. 25, 2002                                                   0.01536
Nov. 25, 2002                                                   0.01390
Dec. 20, 2002                                                   0.01166
Jan. 22, 2003                                                   0.01512
Feb. 21, 2003                                                   0.01308
March 24, 2003                                                  0.01246
April 24, 2003                                                  0.01286
May 23, 2003                                                    0.01075
June 23, 2003                                                   0.01199
Total                                                          $0.16476

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.02014
Total distributions                                            $0.18490

--------------------------------------------------------------------------------

100 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 98.89% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01570
Aug. 26, 2002                                                   0.01612
Sept. 26, 2002                                                  0.01566
Oct. 25, 2002                                                   0.01529
Nov. 25, 2002                                                   0.01387
Dec. 20, 2002                                                   0.01165
Jan. 22, 2003                                                   0.01510
Feb. 21, 2003                                                   0.01306
March 24, 2003                                                  0.01243
April 24, 2003                                                  0.01283
May 23, 2003                                                    0.01073
June 23, 2003                                                   0.01203
Total                                                          $0.16447

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.02014
Total distributions                                            $0.18461

Source of distributions

For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 7.59%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------

101 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- 98.66% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01872
Aug. 26, 2002                                                   0.01904
Sept. 26, 2002                                                  0.01822
Oct. 25, 2002                                                   0.01584
Nov. 25, 2002                                                   0.01442
Dec. 20, 2002                                                   0.01199
Jan. 22, 2003                                                   0.01385
Feb. 21, 2003                                                   0.01207
March 24, 2003                                                  0.01613
April 24, 2003                                                  0.01361
May 23, 2003                                                    0.01250
June 23, 2003                                                   0.01524
Total                                                          $0.18163

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.10420
Total distributions                                            $0.28583

Class B
Income distributions -- 98.66% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01539
Aug. 26, 2002                                                   0.01557
Sept. 26, 2002                                                  0.01470
Oct. 25, 2002                                                   0.01256
Nov. 25, 2002                                                   0.01099
Dec. 20, 2002                                                   0.00923
Jan. 22, 2003                                                   0.01024
Feb. 21, 2003                                                   0.00879
March 24, 2003                                                  0.01269
April 24, 2003                                                  0.01020
May 23, 2003                                                    0.00926
June 23, 2003                                                   0.01169
Total                                                          $0.14131

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.10420
Total distributions                                            $0.24551

--------------------------------------------------------------------------------

102 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Income distributions -- 98.66% are tax-exempt.

Payable date                                                  Per share
July 26, 2002                                                  $0.01539
Aug. 26, 2002                                                   0.01558
Sept. 26, 2002                                                  0.01469
Oct. 25, 2002                                                   0.01257
Nov. 25, 2002                                                   0.01102
Dec. 20, 2002                                                   0.00923
Jan. 22, 2003                                                   0.01024
Feb. 21, 2003                                                   0.00877
March 24, 2003                                                  0.01268
April 24, 2003                                                  0.01015
May 23, 2003                                                    0.00925
June 23, 2003                                                   0.01168
Total                                                          $0.14125

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.10420
Total distributions                                            $0.24545

Source of distributions

For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (ATM). The ATM percentage as of June 30, 2003 was 7.15%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
103 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 69                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
901 S. Marquette Ave.                                                 Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 74                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
901 S. Marquette Ave.                                                 Management, Inc.            Richemont AG (luxury
Minneapolis, MN 55402                                                 (management of private      goods), Harken Energy
Age 53                                                                equities)                   Corporation (oil and gas
                                                                                                  exploration) and
                                                                                                  SIRIT Inc. (radio
                                                                                                  frequency identification
                                                                                                  technology)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
104 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 59                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002.  Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and
                                                                      Citigroup Insurance
                                                                      Group, U.S., 1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002,       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
105 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 48                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
106 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Insured
      Tax-Exempt
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2003

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
  with Portfolio Management                                           4

The Fund's Long-term Performance                                      7

Investments in Securities                                             8

Financial Statements                                                 18

Notes to Financial Statements                                        21

Independent Auditors' Report                                         31

Federal Income Tax Information                                       32

Board Members and Officers                                           36

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JUNE 30, 2003

PORTFOLIO MANAGER

Portfolio manager                          Terry Fettig, CFA*
Since                                                    2/03
Years in industry                                          25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeking preservation of capital and a high level of income generally exempt from federal income tax.

Inception dates
A: 8/18/86        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IINSX          B: IINBX          C: --            Y: --

Total net assets                               $504.7 million

Number of holdings                                        158

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

    DURATION
SHORT  INT.  LONG
         X     X    HIGH
                    MEDIUM    QUALITY
                    LOW
TOP TEN STATES

Percentage of portfolio assets

California                                                14.2%
Texas                                                      9.9
New York                                                   9.2
Illinois                                                   6.1
Florida                                                    5.7
Pennsylvania                                               4.3
Massachusetts                                              4.0
Alabama                                                    3.3
Georgia                                                    3.2
Ohio                                                       2.9

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                 96.8%

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Questions & Answers
               WITH PORTFOLIO MANAGEMENT

Effective February 2003, the Fund is managed by a team of portfolio managers led by Terry Fettig. Previously, Terry Seierstad managed the Fund.

Q: How did AXP Insured Tax-Exempt Fund perform for the 12-month period ended June 30, 2003?

A: For the 12 months ended June 30, 2003, Class A shares of AXP Insured Tax-Exempt Fund (excluding sales charges) gained 8.03%, while the Lehman Brothers Municipal Insured Bond Index rose 9.51%. In comparison, the Lehman Brothers Municipal Bond Index increased 8.74%, and the Lipper Insured Municipal Debt Funds Index rose 8.57% over the same period.

Q: What factors most significantly affected performance during the annual period?

A: The tax-exempt bond market was quite strong for most of the period. Indeed, municipal market yields rallied over the fiscal year as a whole in spite of high municipal issuance. Supply of municipal bonds for the first six months of 2003 was on pace to match the record $358 billion set in calendar year 2002. Still, demand kept up with supply for most of the period. Many municipal issuers sought to refinance or restructure their existing debt at the lower rates available.

     With headlines in the press dominated by volatile equity performance, corporate accounting scandals and geopolitical tensions, retail investors turned to municipal bonds to help reduce portfolio volatility. Extremely low interest rates on short-term money market securities also played a role in the strength of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt.

     On the downside, the Fund underperformed its peers by having a duration that was too short in the first half of the year.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2003
10%                        (bar 2)
         (bar 1)           +9.51%           (bar 3)           (bar 4)
 8%      +8.03%                             +8.74%            +8.57%

 6%

 4%

 2%

 0%

(bar 1) AXP Insured Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Municipal Insured Bond Index (unmanaged)
(bar 3) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 4) Lipper Insured Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We intend to maintain the Fund's neutral duration in the months ahead. We also believe that new issuance by municipalities will continue to be high. (end callout quote)

     Municipal credit quality deteriorated during the period, as states and municipalities across the country experienced budget shortfalls due to declining revenue sources and increasing Medicaid and education costs. However, the asset class maintained a high credit quality overall compared to non-government bonds. Municipal bond issues in the Fund have the additional protection of insurance against default by their issuers.

     As of June 30, 2003, the one-year municipal bond was offering yields of about 87% that of same-duration U.S. Treasuries, and thirty-year municipals were offering yields of approximately 97% that of long-term U.S. Treasury bonds. This made municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes.

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                         Class A                Class B                  Class C                     Class Y
(Inception dates)       (8/18/86)              (3/20/95)                (6/26/00)                   (3/20/95)
                   NAV(1)     POP(2)     NAV(1)     After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
1 year             +8.03%     +2.90%     +7.40%        +3.40%       +7.39%       +7.39%       +8.46%     +8.46%
5 years            +5.21%     +4.19%     +4.46%        +4.29%         N/A          N/A        +5.45%     +5.45%
10 years           +5.38%     +4.87%       N/A           N/A          N/A          N/A          N/A        N/A
Since inception      N/A        N/A      +4.98%        +4.98%       +6.84%       +6.84%       +5.94%     +5.94%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Our general focus was to position the Fund to take advantage of these positive trends for the municipal bond market.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the annual period. First, during the initial half of the period, we entered into interest rate swaps as a tool to help manage the portfolio's duration, but we did not employ this strategy during the second half of the period. We moved to a neutral duration versus the benchmark. We also moved during the second half from a concentration in intermediate-term bonds to a laddered structure that more closely mirrored the Lehman Brothers Municipal Insured Bond Index. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. These tactical moves were made in an effort both to reduce the volatility and risks associated with interest rate forecasts and to produce more consistent returns. These efforts also increased the portfolio turnover rate to 141%.

     Finally, we enhanced the portfolio's diversification both by state and among insurers to further help manage risk. Of course, the greatest percentage of portfolio assets tended to be invested in those larger states with higher issuance such as California. Assets are allocated across various states, cities, counties and special districts to help reduce risk. We also continued to diversify the Fund's holdings by coupon, maturity and type of obligation.

Q:   How are you going to manage the Fund for the coming months?

A: We believe inflation will remain subdued and that interest rates will remain low. Given the Federal Reserve Board's interest rate cut on June 25, which brought interest rates to their lowest level since 1958, we believe that the Federal Reserve Board will likely not make another official change in monetary policy before the end of the calendar year. Thus, we intend to maintain the Fund's neutral duration in the months ahead. We also believe that new issuance by municipalities will continue to be high.

     We believe that municipal bonds will continue to offer attractive yields compared to U.S. Treasuries. Our focus will remain on seeking higher-quality, insured securities with an emphasis on preservation of capital and a high level of income generally exempt from federal income tax.

--------------------------------------------------------------------------------
6 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Insured Tax-Exempt Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Municipal Insured Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Insured Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that it change its comparative index from the Lehman Brothers Municipal Bond Index to the Lehman Brothers Municipal Insured Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Lehman Brothers Municipal Insured Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP INSURED TAX-EXEMPT FUND


$20,000
         (solid line) AXP Insured Tax-Exempt Fund Class A
$16,000 (long dashed line) Lehman Brothers Municipal Insured Bond Index(1) (dotted line) Lehman Brothers Municipal Bond Index (2)
$12,000  (dashed line) Lipper Insured Municipal Debt Funds Index(3)

 $8,000

 $4,000

       '93    '94    '95    '96    '97     '98    '99    '00    '01    '02   '03

(solid line) AXP Insured Tax-Exempt Fund Class A $16,093
(long dashed line) Lehman Brothers Municipal Insured Bond Index(1) $18,766 (dotted line) Lehman Brothers Municipal Bond Index (2) $18,550
(dashed line) Lipper Insured Municipal Debt Funds Index(3) $17,254

(1) Lehman Brothers Municipal Insured Bond Index is a total return benchmark designed for long-term municipal assets. The index includes insured bonds that are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one year or greater, and have been issued after Dec. 31, 1990. The index results assume the reinvestment of all capital gain and dividend distributions. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Insured Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                           Average Annual Total Returns
                   Class A with Sales Charge as of June 30, 2003
1 year                                                                +2.90%
5 years                                                               +4.19%
10 years                                                              +4.87%

              Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Insured Tax-Exempt Fund
June 30, 2003

(Percentages represent value of investments compared to net assets)

Municipal bonds (96.7%)
Name of                     Coupon            Principal                Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Alabama (3.3%)
Birmingham
   Unlimited General Obligation Refunding
   Bonds Series 2003A (AMBAC Insured)
       06-01-13              5.25%          $1,755,000                $2,030,395
Hoover
   Unlimited General Obligation Refunding
   Bonds Series 2003 (MBIA Insured)
       03-01-20              5.00            5,000,000                 5,312,549
Jefferson County Sewer
   Refunding Revenue Bonds
   Series 2003B (FSA Insured)
       02-01-16              5.25            4,080,000                 4,455,972
State Drinking Water Finance Authority
   Revolving Fund Loan Revenue Bonds
   Series 2002A (AMBAC Insured)
       08-15-04              3.15            1,015,000                 1,039,857
University of Alabama
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       06-01-07              5.00            3,415,000                 3,799,871
Total                                                                 16,638,644

Alaska (1.0%)
North Slope Borough
   Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1995A
   (MBIA Insured)
       06-30-06              5.61            5,300,000(b)              4,990,692

Arizona (2.1%)
Health Facilities Authority Hospital System
   Refunding Revenue Bonds Phoenix Baptist
   Hospital Escrowed to Maturity Series 1992
   (MBIA Insured)
       09-01-11              6.25            1,650,000                 1,662,375
Mesa Municipal Development Excise Tax
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       01-01-05              4.00            1,000,000                 1,039,530
State Tourism & Sports Authority Tax
   Revenue Bonds
   Multipurpose Stadium Facilities
   Series 2003A (MBIA Insured)
       07-01-31              5.00            4,000,000                 4,167,640
Tempe Union High School District #213
   Unlimited General Obligation Refunding Bonds
   Series 2002 (FSA Insured)
       07-01-06              5.00            3,500,000                 3,846,570
Total                                                                 10,716,115

Arkansas (0.1%)
State Development Finance Authority
   Economic Development Revenue Bonds
   ADFA Guaranty Madison Industrial
   Development Series 2000B
   (AMBAC Insured) A.M.T.
       12-01-20              5.80              500,000                   545,985

California (14.3%)
Cerritos Public Financing Authority
   Refunding Tax Allocation Bonds
   Series 2002A (AMBAC Insured)
       11-01-24              5.00            2,340,000                 2,485,174
Delta Counties Home Mtge Finance Authority
   Revenue Bonds
   Single Family Housing Series 1998A
   (MBIA GNMA/FNMA Insured) A.M.T.
       06-01-24              6.70              440,000                   463,958
Desert Sands Unified School District
   Convertible Capital Appreciation
   Pre-refunded Bonds
   Series 1995 (FSA Insured)
       03-01-20              6.45            3,000,000                 3,299,010

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

California (cont.)
Fontana Unified School District
   Unlimited General Obligation Bonds
   Series 1995C (FGIC Insured)
       05-01-20              6.15%          $6,000,000                $6,985,260
Fremont Unified School District
   Alameda County
   Unlimited General Obligation Bonds
   Series 2002A (FGIC Insured)
       08-01-21              5.00            5,000,000                 5,319,500
Port of Oakland
   Refunding Revenue Bonds
   Series 2002N (MBIA Insured) A.M.T.
       11-01-22              5.00            5,250,000                 5,433,173
Port of Oakland
   Revenue Bonds
   Series 2002L (FGIC Insured) A.M.T.
       11-01-22              5.00           12,000,000                12,418,680
Rural Home Mtge Finance Authority
   Refunding Revenue Bonds
   Single Family Housing 2nd Series 1997A
   (GNMA/FNMA Insured) A.M.T.
       09-01-29              7.00              590,000                   625,530
Sacramento Municipal Utilities District
   Electric Revenue Bonds
   Sacramento Mud Series 2003R
   (MBIA Insured)
       08-15-23              5.00            2,370,000                 2,497,885
San Diego Unified School District
   Capital Appreciation
   Unlimited General Obligation Bonds
   Series 2002D (FGIC Insured)
       07-01-21              5.25            2,000,000                 2,182,940
San Jose Redevelopment Agency
   Tax Allocation Bonds
   Series 2002 (MBIA Insured)
       08-01-32              5.00            5,000,000                 5,188,800
San Mateo County Joint Power Authority
   Lease Pre-refunded Revenue Bonds
   San Mateo County Health Center
   Series 1994A (FSA Insured)
       07-15-22              5.75            1,500,000                 1,605,195
State Department of Water Resources
   Power Supply Revenue Bonds
   Series 2002A (MBIA Insured)
       05-01-09              5.25            8,000,000                 9,096,800
State Unlimited General Obligation
   Refunding Bonds
   Series 2003 (MBIA Insured)
       02-01-27              5.25           10,000,000                10,653,700
Sweetwater Union High School District
   Certificates of Participation
   Series 2002 (FSA Insured)
       09-01-21              5.00            3,255,000                 3,465,924
Total                                                                 71,721,529

Colorado (1.5%)
Boulder, Larimer & Weld Counties
   St Vrain Valley School District
   Unlimited General Obligation Refunding
   Bonds Series 2002 (MBIA Insured)
       12-15-10              5.00            2,000,000                 2,269,880
Broomfield Certificates of Participation
   Open Space Park & Recreation Facilities
   Series 2000 (AMBAC Insured)
       12-01-20              5.50            1,000,000                 1,107,620
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Pre-refunded
   Bonds Series 1994A (MBIA Insured)
       12-15-16              6.50            1,435,000                 1,565,757
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Un-refunded
   Balance Bonds Series 1994A (MBIA Insured)
       12-15-16              6.50               65,000                    70,319
Larimer, Weld & Boulder Counties
   School District R-2J Thompson Unlimited
   General Obligation Capital Appreciation
   Bonds Zero Coupon
   Series 1997 (FGIC Insured)
       12-15-11              5.45            2,000,000(b)              1,431,740
       12-15-12              5.50            1,400,000(b)                944,258
Total                                                                  7,389,574

Delaware (0.2%)
State Health Facilities Authority
   Refunding Revenue Bonds
   Medical Center of Delaware
   Series 1989 (MBIA Insured)
       10-01-15              7.00            1,000,000                 1,045,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Florida (5.7%)
Broward County School Board
   Certificates of Participation
   Series 2003 (MBIA Insured)
       07-01-24              5.00%          $5,000,000                $5,267,350
Hillsborough County Aviation Authority
   Revenue Bonds
   Tampa International Airport
   Series 2003B (MBIA Insured) A.M.T.
       10-01-19              5.00            8,280,000                 8,654,339
Jacksonville Excise Tax
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       10-01-13              5.50            3,030,000                 3,604,397
Jacksonville Guaranteed Entitlement
   Refunding Revenue Bonds
   Series 2002 (FGIC Insured)
       10-01-17              5.38            2,025,000                 2,272,374
Orange County Tourist Development Tax
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       10-01-12              5.50            3,000,000                 3,539,220
Port of St. Lucie
   Utilities Revenue Bonds
   Series 2003 (MBIA Insured)
       09-01-18              5.00            1,000,000                 1,085,010
State Board of Education
   Revenue Bonds
   Series 2003C (FGIC Insured)
       07-01-16              5.25            4,000,000                 4,436,320
Total                                                                 28,859,010

Georgia (3.2%)
Atlanta Airport
   Revenue Bonds
   Series 2000B (FGIC Insured) A.M.T.
       01-01-08              5.63            3,190,000                 3,581,317
Atlanta Airport Facilities
   Refunding Revenue Bonds
   Series 1994A (AMBAC Insured)
       01-01-08              6.50            2,750,000                 3,263,783
Cherokee County Water & Sewer Authority
   Revenue Bonds Series 1995
   Escrowed to Maturity (MBIA Insured)
       08-01-25              5.20              570,000                   639,363
Cherokee County Water & Sewer Authority
   Un-refunded Balance Revenue Bonds
   Series 1995 (MBIA Insured)
       08-01-25              5.20            2,665,000                 3,001,323
Fulton County Water & Sewer
   Refunding Revenue Bonds
   Series 1992 Escrowed to Maturity
   (FGIC Insured)
       01-01-14              6.38            3,125,000                 3,876,312
Fulton County Water & Sewer
   Un-refunded Balance Refunding Revenue
   Bonds Series 1992 (FGIC Insured)
       01-01-14              6.38              125,000                   153,884
Savannah Resource Recovery Development
   Authority Refunding Revenue Bonds
   Waste to Energy Series 2001
   (AMBAC Insured)
       12-01-03              2.50            1,500,000                 1,509,945
Total                                                                 16,025,927

Hawaii (0.9%)
State Airports Systems
   Refunding Revenue Bonds
   Series 2000B (FGIC Insured) A.M.T.
       07-01-20              6.00            2,000,000                 2,270,340
State Unlimited General Obligation Bonds
   Series 2001CV (FGIC Insured)
       08-01-11              5.50            2,000,000                 2,341,240
Total                                                                  4,611,580

Illinois (6.1%)
Cook County
   Unlimited General Obligation Refunding
   Bonds Series 2001A (FGIC Insured)
       11-15-29              5.25            3,310,000                 3,497,843
Lake County Community High School
   District #127 Capital Appreciation
   Unlimited General Obligation Bonds
   Grayslake Zero Coupon Series 2002B
   (FGIC Insured)
       02-01-16              5.32            4,000,000(b)              2,294,560
McHenry County Community High School
   District #154 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 2001 (FGIC Insured)
       01-01-04              3.45            1,375,000(b)              1,367,905

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Illinois (cont.)
McHenry County Community High School
   District #157 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1998 (FSA Insured)
       12-01-17              5.60%          $5,790,000(b)             $2,904,206
Metropolitan Pier & Exposition Authority
   Dedicated State Tax
   Revenue Bonds
   McCormick Place Expansion
   Series 2002A (MBIA Insured)
       06-15-42              5.25            9,325,000                 9,930,752
Rockford School District #205 Unlimited
   General Obligation Refunding Bonds
   Series 2001 (FGIC Insured)
       02-01-17              5.00              500,000                   561,415
Southern Illinois University Housing &
   Auxiliary Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 1999A (MBIA Insured)
       04-01-26              5.55            4,000,000(b)              1,264,520
St. Clair County Public Building Commission
   Capital Appreciation Revenue Bonds
   Zero Coupon Series 1997B (FGIC Insured)
       12-01-14              5.95            2,000,000(b)              1,254,720
State Unlimited General Obligation Bonds
   1st Series 2001 (FSA Insured)
       05-01-26              5.25            3,500,000                 3,695,370
State Unlimited General Obligation Bonds
   1st Series 2002 (MBIA Insured)
       07-01-10              5.38            1,500,000                 1,730,295
University of Illinois
   Certificates of Participation
   Series 2001 (AMBAC Insured)
       10-01-05              3.80            2,000,000                 2,106,580
Total                                                                 30,608,166

Indiana (1.9%)
Ball State University Student Fee
   Revenue Bonds Series 2002K
   (FGIC Insured)
       07-01-18              5.75              750,000                   860,850
Clark-Pleasant Community School Building
   Revenue Bonds 1st Mtge Lease
   Series 2001 (AMBAC Insured)
       07-15-16              5.50            1,000,000                 1,139,630
Health Facility Financing Authority
   Refunding Revenue Bonds
   Columbus Regional Hospital
   Series 1993 (FSA Insured)
       08-15-15              7.00            5,000,000                 6,484,500
Indiana University
   Revenue Bonds
   Series 2003O (FGIC Insured)
       08-01-22              5.00            1,000,000                 1,050,460
Total                                                                  9,535,440

Kansas (0.3%)
Labette County Single Family Housing
   Revenue Bonds
   Series 1998A-2 (GNMA Insured)
       12-01-11              7.65               25,000                    25,095
Sedgwick & Shawnee Counties
   Single Family Housing
   Revenue Bonds
   Series 1997A (GNMA Insured) A.M.T.
       06-01-29              6.95            1,255,000                 1,350,581
Total                                                                  1,375,676

Kentucky (0.3%)
State Turnpike Authority
   Economic Development Road
   Refunding Revenue Bonds
   Revitalization Project Series 2001A
   (AMBAC Insured)
       07-01-13              5.50            1,275,000                 1,504,602

Louisiana (1.1%)
Lafayette Public Power Authority Electric
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       11-01-12              5.00            2,180,000(h)              2,472,643
Lafayette Public Power Authority Electric
   Refunding Revenue Bonds
   Series 2003B (AMBAC Insured)
       11-01-11              5.00            2,800,000(h)              3,165,988
Total                                                                  5,638,631

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Maine (1.2%)
State Turnpike Authority
   Pre-refunded Revenue Bonds Series 1994
   (MBIA Insured)
       07-01-18              6.00%          $1,790,000                $1,916,589
State Turnpike Authority
   Revenue Bonds
   Series 2003 (AMBAC Insured)
       07-01-26              5.00            3,750,000                 3,950,512
Total                                                                  5,867,101

Massachusetts (4.0%)
Fall River Limited General Obligation Bonds
   Series 2003 (FSA Insured)
       02-01-16              5.25            2,140,000                 2,408,549
Municipal Wholesale Electric
   Power Supply System
   Pre-refunded Revenue Bonds
   Series 1994B (MBIA Insured)
       07-01-11              4.75            5,250,000                 5,556,443
State Unlimited General Obligation
   Refunding Bonds 2nd Series 2002R
   Inverse Floater (FGIC Insured)
       11-01-15             10.12            9,000,000(g)             12,317,759
Total                                                                 20,282,751

Michigan (2.3%)
Detroit Water Supply Systems
   Senior Lien Revenue Bonds
   Series 2003A (MBIA Insured)
       07-01-21              5.00            1,350,000                 1,433,457
Jackson Public Schools
   Unlimited General Obligation Bonds
   Series 1999 (FGIC Insured)
       05-01-22              5.38            1,000,000                 1,077,660
Lincoln Park School District
   Pre-refunded Unlimited General Obligation
   Bonds Series 1996 (FGIC Insured)
       05-01-26              5.90            1,500,000                 1,697,295
Monroe County Pollution Control
   Revenue Bonds Detroit Edison
   1st Series 1992B (MBIA Insured) A.M.T.
       09-01-24              6.55            5,000,000                 5,138,050
Western Township Utilities Authority
   Sewer Disposal Systems
   Limited General Obligation Bonds
   Series 2002 (FGIC Insured)
       01-01-10              5.00            2,000,000                 2,249,540
Total                                                                 11,596,002

Mississippi (0.2%)
State Home Single Family Housing
   Refunding Revenue Bonds Series 1997H
   (GNMA/ FNMA Insured) A.M.T.
       12-01-29              6.70            1,015,000                 1,100,148

Missouri (2.9%)
Bi-State Development Agency
   Revenue Bonds
   Metrolink Cross County Project
   Series 2002B (FSA Insured)
       10-01-32              5.00            6,500,000                 6,799,325
Sikeston Electric System
   Refunding Revenue Bonds
   Series 1992 (MBIA Insured)
       06-01-10              6.20            6,370,000                 7,656,485
Total                                                                 14,455,810

Montana (1.1%)
State Board of Investment Refunded Balance
   Payroll Tax Revenue Bonds
   Series 1991 Escrowed to Maturity
   (MBIA Insured)
       06-01-20              6.88            4,750,000                 5,589,278

Nevada (2.0%)
State Limited General Obligation Capital
   Improvement Bonds
   Series 2002A (FSA Insured)
       04-01-12              5.00            3,390,000                 3,856,158
Washoe County Airport Authority
   Refunding Revenue Bonds
   Series 2003 (FSA Insured)
       07-01-07              5.00            2,820,000                 3,116,946
       07-01-08              5.00            2,965,000                 3,295,509
Total                                                                 10,268,613

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

New Mexico (0.4%)
Santa Fe
   Pre-refunded Revenue Bonds
   Series 1994 (AMBAC Insured)
       06-01-24              6.30%          $1,000,000                $1,049,350
State Highway Commission Sub Lien Tax
   Refunding Revenue Bonds Series 2002B
   (AMBAC Insured)
       06-15-05              5.00            1,000,000                 1,071,610
Total                                                                  2,120,960

New York (9.2%)
Buffalo School
   Unlimited General Obligation Bonds
   Series 2001D (FGIC Insured)
       12-15-05              5.00              940,000                 1,020,737
Metropolitan Transportation Authority
   Dedicated Tax Fund
   Refunding Revenue Bonds
   Series 2002A (FSA Insured)
       11-15-25              5.25            4,000,000                 4,285,240
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       11-15-19              5.50            3,000,000                 3,374,730
Nassau County Interim Finance Authority
   Sales Tax Secured
   Refunding Revenue Bonds
   Series 2003B (AMBAC Insured)
       11-15-18              5.00            3,000,000                 3,280,650
Nassau County Interim Finance Authority
   Sales Tax Secured
   Revenue Bonds
   Series 2003A (AMBAC Insured)
       11-15-18              5.00            5,000,000                 5,467,750
New York City Health & Hospital System
   Revenue Bonds Series 2002A
   (FSA Insured)
       02-15-17              5.50            3,000,000                 3,391,440
       02-15-18              5.50            2,150,000                 2,420,384
       02-15-19              5.50            1,250,000                 1,400,363
New York City Transitional Finance Authority
   Tax Revenue Bonds Series 2002C
   (FSA Insured)
       08-01-10              5.25            1,000,000                 1,148,810
State Dormitory Authority
   Pre-refunded Revenue Bonds
   City University 3rd General Resolution
   2nd Series 1994 (MBIA Insured)
       07-01-19              6.25            2,500,000                 2,633,400
State Dormitory Authority
   Refunding Revenue Bonds
   State University Educational Facilities
   Series 1993A (AMBAC Insured)
       05-15-15              5.25            2,700,000                 3,135,024
State Dormitory Authority
   School District Financing Program
   Revenue Bonds
   Series 2002D (MBIA Insured)
       10-01-10              5.00            2,000,000                 2,271,460
State Thruway Authority
   General Highway & Bridge Trust Fund
   Revenue Bonds
   Series 2003A (MBIA Insured)
       04-01-13              5.25            6,000,000                 6,922,499
State Thruway Authority
   Highway & Bridge Trust Fund
   Refunding Revenue Bonds Series 2002C
   (AMBAC Insured)
       04-01-14              5.50            5,000,000                 5,802,500
Total                                                                 46,554,987

North Carolina (1.0%)
Capital Facilities Finance Agency Educational
   Facilities Revenue Bonds
   Johnson & Wales University
   Series 2003A (XLCA Insured)
       04-01-11              5.00            1,120,000                 1,273,149
Concord Certificates of Participation
   Series 1996B (MBIA Insured)
       06-01-16              5.75            1,480,000                 1,661,847
Kannapolis Water & Sewer
   Revenue Bonds Series 2001B
   (FSA Insured) A.M.T.
       02-01-21              5.25            1,000,000                 1,075,910
Piedmont Triad Airport Authority
   Refunding Revenue Bonds Series 1999B
   (FSA Insured) A.M.T.
       07-01-21              6.00            1,000,000                 1,128,840
Total                                                                  5,139,746

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Ohio (2.9%)
Kettering City School District
   School Improvement Unlimited General
   Obligation Refunding Bonds Series 2003
   (FGIC Insured)
       12-01-30              5.00%          $5,000,000                $5,237,700
Ross Township Local School District
   School Improvement Unlimited
   General Obligation Bonds Series 2003
   (FSA Insured)
       12-01-28              5.00            4,755,000                 5,009,535
West Muskingum Local School District
   School Facilities Construction &
   Improvement Unlimited General
   Obligation Bonds Series 2003
   (FGIC Insured)
       12-01-30              5.00            4,325,000                 4,530,611
Total                                                                 14,777,846

Oklahoma (0.8%)
Lawton Water Authority
   Sales Tax & Utility System
   Revenue Bonds
   Series 2001 (AMBAC Insured)
       03-01-04              4.50            1,255,000                 1,285,032
McAlester Public Works Authority
   Improvement Pre-refunded Revenue Bonds
   Series 1995 (FSA Insured)
       12-01-17              5.25            1,470,000                 1,725,369
       12-01-18              5.25            1,000,000                 1,173,720
Total                                                                  4,184,121

Oregon (0.5%)
State Department of Administrative Services
   Lottery Revenue Bonds
   Series 2003A (FSA Insured)
       04-01-18              5.00            2,460,000                 2,696,603

Pennsylvania (4.3%)
Berks County
   Unlimited General Obligation Refunding
   Bonds Series 2002B
   (AMBAC Insured)
       11-15-07              5.60            1,925,000                 2,218,774
Harrisburg Authority Pooled Bonds
   Pre-refunded Revenue Bonds
   2nd Series 1997 (MBIA Insured)
       09-15-22              5.63            2,000,000                 2,300,180
Lehigh County Industrial Development Authority
   Pollution Control Refunding
   Revenue Bonds Series 2003
   (AMBAC Insured)
       11-01-08              3.13            3,000,000                 3,077,070
Pittsburgh School District
   Unlimited General Obligation Refunding
   Bonds Series 2002A (FSA Insured)
       09-01-14              5.50            6,280,000                 7,417,685
Robinson Township Municipal Authority
   Water & Sewer Revenue Bonds
   Series 1989 Escrowed To Maturity
   (FGIC Insured)
       11-15-19              6.00            1,290,000                 1,565,325
State Unlimited General Obligation Bonds
   1st Series 1999 (MBIA Insured)
       06-01-19              5.00            5,000,000                 5,334,900
Total                                                                 21,913,934

Puerto Rico (2.9%)
Puerto Rico Commonwealth
   Public Improvement Unlimited General
   Obligation Refunding Bonds Series 2001
   (FSA Insured)
       07-01-27              5.25            1,900,000(c)              2,021,296
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   Series 2002-682 Inverse Floater
   (MBIA Insured)
       07-01-17             10.12            7,500,000(c,g)           10,319,250
Puerto Rico Municipal Finance Agency
   Revenue Bonds Series 2002A (FSA Insured)
       08-01-10              4.50            2,000,000(c)              2,217,100
Total                                                                 14,557,646

Rhode Island (0.4%)
State Health & Educational Building
   Refunding Revenue Bonds
   Higher Education - Johnson & Wales
   Series 2003 (XLCA Insured)
       04-01-11              5.00            1,865,000                 2,098,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

South Carolina (0.2%)
Piedmont Municipal Power Agency
   Electric Refunding Revenue Bonds
   Series 1991 (FGIC Insured)
       01-01-21              6.25%          $1,000,000                $1,229,790

Tennessee (2.2%)
Franklin Special School District
   Limited General Obligation Bonds
   Capital Appreciation Zero Coupon
   Series 1999 (FSA Insured)
       06-01-19              5.79            1,425,000(b)                680,794
       06-01-20              5.80            2,345,000(b)              1,051,967
Knox County Health Educational &
   Housing Facilities Board
   Refunding Revenue Bonds
   Series 2002C (MBIA Insured)
       01-01-07              5.00            3,780,000                 4,162,234
       01-01-08              5.00            4,595,000                 5,118,186
Total                                                                 11,013,181

Texas (10.0%)
Austin Airport System
   Prior Lien Revenue Bonds
   Series 1995A (MBIA Insured)
   A.M.T.
       11-15-25              6.13            3,000,000                 3,254,010
Austin Utilities System
   Pre-refunded Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24              5.75            2,605,000                 2,773,153
Austin Utilities System
   Refunding Revenue Bonds
   Capital Appreciation Zero Coupon
   Series 1994 (FGIC Insured)
       05-15-17              5.83            5,900,000(b)              3,149,951
Austin Utilities System
   Un-refunded Balance Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24              5.75            5,895,000                 6,179,140
Bexar County Health Facilities Development
   Pre-refunded Revenue Bonds
   Baptist Memorial Hospital System
   Series 1994 (MBIA Insured)
       08-15-19              6.75            5,000,000                 5,426,151
Bryan Waterworks & Sewer
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       07-01-04              4.00            1,195,000                 1,231,830
       07-01-05              5.00            2,390,000                 2,559,618
Corsicana Waterworks & Sewer System
   Refunding Revenue Bonds
   Series 1997A (FGIC Insured)
       08-15-22              5.75            1,575,000                 1,766,142
Dallas- Fort Worth International Airport Facilities
   Revenue Bonds Series 2003A
   (AMBAC Insured) A.M.T.
       11-01-13              6.00            2,500,000                 2,932,550
       11-01-14              5.50            2,815,000                 3,158,092
Laredo Independent School District
   Unlimited General Obligation
   Refunding Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-01-03              3.50            2,195,000                 2,199,341
Raven Hills Higher Education
   Student Housing Educational Facilities
   Revenue Bonds Bobcat Village
   LLC-Southwest
   Series 2001A (AMBAC Insured)
       06-01-17              5.38            1,460,000                 1,617,125
       06-01-18              5.38            1,535,000                 1,696,881
Richardson Independent School District
   Unlimited General Obligation Bonds
   Series 2003
   (Permanent School Fund Guarantee)
       02-15-11              4.00            5,000,000                 5,293,350
Socorro Independent School District
   Unlimited General Obligation Refunding
   Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-15-04              3.00              500,000                   511,410
       08-15-05              4.00              670,000                   705,624
State Turnpike Authority Dallas North Tollway
   Pre-refunded Revenue Bonds
   Addison Airport Toll Tunnel
   Series 1994 (FGIC Insured)
       01-01-23              6.60            2,000,000                 2,197,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Texas (cont.)
Wilson County Memorial Hospital District
   Limited General Obligation Bonds
   Series 2003 (MBIA Insured)
       02-15-28              5.13%          $3,000,000                $3,109,320
Total                                                                 49,761,188

Utah (0.4%)
State Building Ownership Authority
   Capital Appreciation Lease
   Revenue Bonds Zero Coupon
   Series 1998B (FSA Insured)
       05-15-05              3.82            2,000,000(b)              1,937,440

Virginia (2.3%)
Hampton Convention Center
   Revenue Bonds
   Series 2002 (AMBAC Insured)
       01-15-35              5.00            8,500,000                 8,855,980
Metropolitan Washington D.C. Airport Authority
   Revenue Bonds 2nd Series 2001R
   Inverse Floater (MBIA Insured) A.M.T.
       10-01-27              9.97            2,500,000(g)              2,825,250
Total                                                                 11,681,230

Washington (2.7%)
Energy Northwest Electric
   Refunding Revenue Bonds
   Project #3 Series 2003A
   (MBIA Insured)
       07-01-12              5.50            5,000,000                 5,848,049
Port of Seattle
   Sub Lien Revenue Bonds
   Series 1999B (FGIC Insured) A.M.T.
       09-01-10              5.50            4,420,000                 5,005,827
Yakima County
   Limited General Obligation Bonds
   Series 2002 (AMBAC Insured)
       12-01-21              5.00            2,425,000                 2,567,542
Total                                                                 13,421,418

Wisconsin (0.6%)
Appleton Waterworks
   Refunding Revenue Bonds
   Series 2001 (FGIC Insured)
       01-01-04              3.25            1,155,000                 1,168,594
Center District Tax Capital Appreciation
   Revenue Bonds Senior Dedicated
   Zero Coupon Series 1996A
   (MBIA Insured)
       12-15-17              6.03            4,000,000(b)              2,106,680
Total                                                                  3,275,274

Wyoming (0.2%)
State Building
   Revenue Bonds Series 2001
   (AMBAC Insured)
       10-01-22              5.50            1,000,000                 1,105,900

Total municipal bonds
(Cost: $459,404,434)                                                $487,836,108

Municipal notes (3.2%)
Issuer(d,e,f)                Effective        Amount                    Value(a)
                               yield         payable at
                                              maturity

California Housing Finance Agency
   Revenue Bonds V.R. Series 2001J
   (Lloyds TBS Bank) (FSA Insured)
   A.M.T.
       02-01-32              0.95%          $7,200,000                $7,200,000
California Housing Finance Agency
   Revenue Bonds V.R. Series 2003U
   (Dexia Credit Local) (FSA Insured)
   A.M.T.
       02-01-32              0.95            2,400,000                 2,400,000
Emery County Utah
   Pollution Control Refunding Revenue Bonds
   (Pacificorp) V.R. Series 1994
   (Bank of Nova Scotia) (AMBAC Insured)
       11-01-24              1.00            6,700,000                 6,700,000

Total municipal notes
(Cost: $16,300,000)                                                  $16,300,000

Total investments in securities
(Cost: $475,704,434)(i)                                             $504,136,108

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA        --  ACA Financial Guaranty Corporation

     AMBAC      --  American Municipal Bond Association Corporation

     BIG        --  Bond Investors Guarantee

     CGIC       --  Capital Guaranty Insurance Company

     FGIC       --  Financial Guaranty Insurance Company

     FHA        --  Federal Housing Authority

     FNMA       --  Federal National Mortgage Association

     FSA        --  Financial Security Assurance

     GNMA       --  Government National Mortgage Association

     MBIA       --  MBIA Insurance Corporation

     XLCA       --  XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.     --  Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented
                    14.0% of net assets.

     B.A.N.     --  Bond Anticipation Note

     C.P.       --  Commercial Paper

     R.A.N.     --  Revenue Anticipation Note

     T.A.N.     --  Tax Anticipation Note

     T.R.A.N.   --  Tax & Revenue Anticipation Note

     V.R.       --  Variable Rate

     V.R.D.B.   --  Variable Rate Demand Bond

     V.R.D.N.   --  Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 5.0% of net assets.

(h) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,621,869.

(i) At June 30, 2003, the cost of securities for federal income tax purposes was $475,704,434 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $28,986,423
     Unrealized depreciation                                          (554,749)
                                                                      --------
     Net unrealized appreciation                                   $28,431,674
                                                                   -----------

--------------------------------------------------------------------------------
17 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund

June 30, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $475,704,434)                                                                          $504,136,108
Capital shares receivable                                                                                        98,830
Accrued interest receivable                                                                                   6,524,677
Receivable for investment securities sold                                                                        45,893
                                                                                                                 ------
Total assets                                                                                                510,805,508
                                                                                                            -----------
Liabilities
Bank overdraft                                                                                                   56,132
Dividends payable to shareholders                                                                               299,688
Capital shares payable                                                                                           39,069
Payable for securities purchased on a forward-commitment basis (Note 1)                                       5,621,869
Accrued investment management services fee                                                                       18,661
Accrued distribution fee                                                                                         15,245
Accrued transfer agency fee                                                                                       1,471
Accrued administrative services fee                                                                               1,659
Other accrued expenses                                                                                           67,984
                                                                                                                 ------
Total liabilities                                                                                             6,121,778
                                                                                                              ---------
Net assets applicable to outstanding shares                                                                $504,683,730
                                                                                                           ============
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                                   $    897,242
Additional paid-in capital                                                                                  475,428,705
Accumulated net realized gain (loss) (Note 5)                                                                   (73,891)
Unrealized appreciation (depreciation) on investments                                                        28,431,674
                                                                                                             ----------
Total -- representing net assets applicable to outstanding shares                                          $504,683,730
                                                                                                           ============
Net assets applicable to outstanding shares:                 Class A                                       $425,538,566
                                                             Class B                                       $ 69,694,961
                                                             Class C                                       $  9,448,726
                                                             Class Y                                       $      1,477
Outstanding shares of beneficial interest:                   Class A shares         75,657,497             $       5.62
                                                             Class B shares         12,389,767             $       5.63
                                                             Class C shares          1,676,709             $       5.64
                                                             Class Y shares                263             $       5.62
                                                                                           ---             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund

Year ended June 30, 2003
Investment income
Income:
Interest                                                                                                    $22,618,034
                                                                                                            -----------
Expenses (Note 2):
Investment management services fee                                                                            2,214,318
Distribution fee
   Class A                                                                                                    1,028,711
   Class B                                                                                                      729,872
   Class C                                                                                                       75,975
Transfer agency fee                                                                                             202,630
Incremental transfer agency fee
   Class A                                                                                                       18,142
   Class B                                                                                                        6,222
   Class C                                                                                                          800
Service fee -- Class Y                                                                                                1
Administrative services fees and expenses                                                                       204,472
Compensation of board members                                                                                    10,830
Custodian fees                                                                                                   38,084
Printing and postage                                                                                             62,401
Registration fees                                                                                                45,828
Audit fees                                                                                                       19,500
Other                                                                                                            11,987
                                                                                                                 ------
Total expenses                                                                                                4,669,773
   Earnings credits on cash balances (Note 2)                                                                    (8,206)
                                                                                                                 ------
Total net expenses                                                                                            4,661,567
                                                                                                              ---------
Investment income (loss) -- net                                                                              17,956,467
                                                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                            23,491,043
   Swap transactions                                                                                         (1,074,764)
                                                                                                             ----------
Net realized gain (loss) on investments                                                                      22,416,279
Net change in unrealized appreciation (depreciation) on investments                                          (2,998,094)
                                                                                                             ----------
Net gain (loss) on investments                                                                               19,418,185
                                                                                                             ----------
Net increase (decrease) in net assets resulting from operations                                             $37,374,652
                                                                                                            ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Insured Tax-Exempt Fund

Year ended June 30,                                                                        2003                2002
Operations and distributions
Investment income (loss) -- net                                                    $ 17,956,467        $ 18,757,684
Net realized gain (loss) on investments                                              22,416,279           3,669,945
Net change in unrealized appreciation (depreciation) on investments                  (2,998,094)            909,130
                                                                                     ----------             -------
Net increase (decrease) in net assets resulting from operations                      37,374,652          23,336,759
                                                                                     ----------          ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                        (15,546,863)        (16,421,735)
     Class B                                                                         (2,182,957)         (2,091,822)
     Class C                                                                           (226,652)           (140,258)
     Class Y                                                                                (59)                (63)
   Net realized gain
     Class A                                                                         (9,927,216)                 --
     Class B                                                                         (1,803,815)                 --
     Class C                                                                           (179,632)                 --
     Class Y                                                                                (36)                 --
                                                                                    -----------         -----------
Total distributions                                                                 (29,867,230)        (18,653,878)
                                                                                    -----------         -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           83,155,324          49,446,929
   Class B shares                                                                    19,960,778          16,548,576
   Class C shares                                                                     5,149,969           4,827,429
Reinvestment of distributions at net asset value
   Class A shares                                                                    19,335,057          11,607,797
   Class B shares                                                                     3,139,918           1,549,140
   Class C shares                                                                       368,506             119,896
   Class Y shares                                                                            --                  26
Payments for redemptions
   Class A shares                                                                   (80,130,771)        (54,857,849)
   Class B shares (Note 2)                                                          (19,624,654)         (9,270,317)
   Class C shares (Note 2)                                                           (2,010,756)         (1,030,116)
                                                                                     ----------          ----------
Increase (decrease) in net assets from share transactions                            29,343,371          18,941,511
                                                                                     ----------          ----------
Total increase (decrease) in net assets                                              36,850,793          23,624,392
Net assets at beginning of year                                                     467,832,937         444,208,545
                                                                                    -----------         -----------
Net assets at end of year                                                          $504,683,730        $467,832,937
                                                                                   ============        ============
Undistributed net investment income                                                $         --        $         64
                                                                                   ------------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. The Fund invests primarily in securities that are insured as to their scheduled payment of principal and interest for at least as long as the securities are held in the Fund. Insured securities fluctuate in market value as interest rates change.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

--------------------------------------------------------------------------------
22 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2003, the Fund has entered into outstanding when-issued securities of $5,621,869.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                      2003            2002

Class A
Distributions paid from:
     Ordinary income -- tax-exempt distributions*     $15,546,863    $16,421,735
     Long-term capital gain                             9,927,216             --

Class B
Distributions paid from:
     Ordinary income -- tax-exempt distributions*       2,182,957      2,091,822
     Long-term capital gain                             1,803,815             --

Class C
Distributions paid from:
     Ordinary income -- tax-exempt distributions*         226,652        140,258
     Long-term capital gain                               179,632             --

Class Y
Distributions paid from:
     Ordinary income -- tax-exempt distributions*              59             63
     Long-term capital gain                                    36             --

* Tax-exempt distributions were 97.19% and 99.65% for the years ended 2003 and 2002, respectively.

As of June 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $   299,688
Accumulated long-term gain (loss)                                    $ 4,742,201
Unrealized appreciation (depreciation)                               $23,615,582

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

As of June 30, 2003, American Express Financial Corporation (AEFC) owned 263 Class Y shares.

--------------------------------------------------------------------------------
24 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has an agreement with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $678,824 for Class A, $55,056 for Class B and $5,357 for Class C for the year ended June 30, 2003.

During the year ended June 30, 2003, the Fund's custodian and transfer agency fees were reduced by $8,206 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
25 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $669,829,212 and $665,331,607, respectively, for the year ended June 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares of the Fund for the years indicated are as follows:

                                                      Year ended June 30, 2003
                                          Class A        Class B      Class C      Class Y
Sold                                   14,879,898      3,563,942      914,343           --
Issued for reinvested distributions     3,492,353        567,729       66,496           --
Redeemed                              (14,344,781)    (3,493,703)    (359,732)          --
                                      -----------     ----------     --------         ----
Net increase (decrease)                 4,027,470        637,968      621,107           --
                                        ---------        -------      -------         ----

                                                      Year ended June 30, 2002
                                          Class A        Class B      Class C      Class Y
Sold                                    8,950,029      2,993,800      872,672           --
Issued for reinvested distributions     2,102,482        280,613       21,698            5
Redeemed                               (9,951,236)    (1,679,916)    (186,865)          --
                                       ----------     ----------     --------         ----
Net increase (decrease)                 1,101,275      1,594,497      707,505            5
                                        ---------      ---------      -------         ----

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $4,141,867 as of June 30, 2003 that will expire in 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended June 30, 2003.

--------------------------------------------------------------------------------
26 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .21     .23      .27      .27       .27
Net gains (losses) (both realized and unrealized)                            .22     .06      .20     (.16)     (.18)
Total from investment operations                                             .43     .29      .47      .11       .09
Less distributions:
Dividends from net investment income                                        (.21)   (.23)    (.27)    (.27)     (.27)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.35)   (.23)    (.27)    (.27)     (.28)
Net asset value, end of period                                             $5.62   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                     $426    $397     $387     $371      $439
Ratio of expenses to average daily net assets(c)                            .83%    .82%     .82%     .82%      .75%
Ratio of net investment income (loss) to average daily net assets          3.78%   4.18%    4.88%    5.16%     4.87%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.03%   5.37%    8.98%    2.13%     1.74%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23      .23       .23
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.16)     (.18)
Total from investment operations                                             .40     .25      .43      .07       .05
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)    (.23)     (.23)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.31)   (.19)    (.23)    (.23)     (.24)
Net asset value, end of period                                             $5.63   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $70     $65      $56      $51       $61
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%     1.51%
Ratio of net investment income (loss) to average daily net assets          2.99%   3.43%    4.13%    4.41%     4.13%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            7.40%   4.59%    8.17%    1.35%      .99%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000(b)
Net asset value, beginning of period                                       $5.55   $5.49    $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23       --
Net gains (losses) (both realized and unrealized)                            .23     .06      .21      .01
Total from investment operations                                             .40     .25      .44      .01
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)      --
Distributions from realized gains                                           (.14)     --       --       --
Total distributions                                                         (.31)   (.19)    (.23)      --
Net asset value, end of period                                             $5.64   $5.55    $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                                       $9      $6       $2      $--
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%(d)
Ratio of net investment income (loss) to average daily net assets          2.98%   3.44%    4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%
Total return(e)                                                            7.39%   4.59%    8.40%     .19%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.53   $5.47    $5.27    $5.44     $5.64
Income from investment operations:
Net investment income (loss)                                                 .22     .24      .28      .28       .30
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.17)     (.19)
Total from investment operations                                             .45     .30      .48      .11       .11
Less distributions:
Dividends from net investment income                                        (.22)   (.24)    (.28)    (.28)     (.30)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.36)   (.24)    (.28)    (.28)     (.31)
Net asset value, end of period                                             $5.62   $5.53    $5.47    $5.27     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--     $--      $--      $--       $--
Ratio of expenses to average daily net assets(c)                            .68%    .67%     .67%     .67%      .60%
Ratio of net investment income (loss) to average daily net assets          4.06%   4.39%    5.05%    5.33%     5.01%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.46%   5.60%    9.22%    2.30%     1.87%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
30 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Insured Tax-Exempt Fund (a fund within AXP Special Tax-Exempt Series Trust) as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2003, and the financial highlights for each of the years in the five-year period ended June 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Insured Tax-Exempt Fund as of June 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 8, 2003

--------------------------------------------------------------------------------
31 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Insured Tax-Exempt Fund
Fiscal year ended June 30, 2003

Class A

Income distributions -- 97.19% are tax-exempt.

Payable date                                                       Per share
July 26, 2002                                                       $0.02036
Aug. 26, 2002                                                        0.02051
Sept. 26, 2002                                                       0.01996
Oct. 25, 2002                                                        0.01833
Nov. 25, 2002                                                        0.01716
Dec. 20, 2002                                                        0.01299
Jan. 22, 2003                                                        0.01706
Feb. 21, 2003                                                        0.01620
March 24, 2003                                                       0.01755
April 24, 2003                                                       0.01720
May 23, 2003                                                         0.01591
June 23, 2003                                                        0.01657
Total                                                               $0.20980

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2002                                                       $0.13877
Total distributions                                                 $0.34857

--------------------------------------------------------------------------------
32 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class B

Income distributions -- 97.19% are tax-exempt.

Payable date                                                       Per share
July 26, 2002                                                       $0.01691
Aug. 26, 2002                                                        0.01688
Sept. 26, 2002                                                       0.01634
Oct. 25, 2002                                                        0.01491
Nov. 25, 2002                                                        0.01358
Dec. 20, 2002                                                        0.01011
Jan. 22, 2003                                                        0.01333
Feb. 21, 2003                                                        0.01281
March 24, 2003                                                       0.01401
April 24, 2003                                                       0.01367
May 23, 2003                                                         0.01255
June 23, 2003                                                        0.01287
Total                                                               $0.16797

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2002                                                       $0.13877
Total distributions                                                 $0.30674

Class C

Income distributions -- 97.19% are tax-exempt.

Payable date                                                       Per share
July 26, 2002                                                       $0.01691
Aug. 26, 2002                                                        0.01688
Sept. 26, 2002                                                       0.01634
Oct. 25, 2002                                                        0.01490
Nov. 25, 2002                                                        0.01357
Dec. 20, 2002                                                        0.01010
Jan. 22, 2003                                                        0.01332
Feb. 21, 2003                                                        0.01279
March 24, 2003                                                       0.01399
April 24, 2003                                                       0.01366
May 23, 2003                                                         0.01253
June 23, 2003                                                        0.01292
Total                                                               $0.16791

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2002                                                       $0.13877
Total distributions                                                 $0.30668

--------------------------------------------------------------------------------
33 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class Y

Income distributions -- 97.19% are tax-exempt.

Payable date                                                       Per share
July 26, 2002                                                       $0.02124
Aug. 26, 2002                                                        0.02151
Sept. 26, 2002                                                       0.02109
Oct. 25, 2002                                                        0.01946
Nov. 25, 2002                                                        0.01816
Dec. 20, 2002                                                        0.01371
Jan. 22, 2003                                                        0.01793
Feb. 21, 2003                                                        0.01721
March 24, 2003                                                       0.01854
April 24, 2003                                                       0.01816
May 23, 2003                                                         0.01683
June 23, 2003                                                        0.01748
Total                                                               $0.22132

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2002                                                       $0.13877
Total distributions                                                 $0.36009

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2003 was 12.72%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
34 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended June 30, 2003 are listed below.

Alabama               1.023%         Nevada                    2.122%
Alaska                2.696          New Jersey                2.632
Arizona               1.822          New Mexico                0.751
Arkansas              0.133          New York                 10.251
California            9.282          North Carolina            0.963
Colorado              2.313          North Dakota              0.031
Delaware              0.323          Ohio                      1.704
Florida               3.961          Oklahoma                  0.859
Georgia               2.470          Oregon                    0.078
Hawaii                0.652          Pennsylvania              3.956
Illinois              6.884          Puerto Rico               4.586
Indiana               2.775          Rhode Island              0.171
Kansas                0.519          South Carolina            0.641
Kentucky              0.287          Tennessee                 1.217
Louisiana             0.052          Texas                    12.090
Maine                 0.545          Utah                      0.401
Massachusetts         6.220          Virginia                  3.225
Michigan              3.615          Washington                1.128
Minnesota             0.616          Washington, DC            0.566
Mississippi           0.771          West Virginia             0.091
Missouri              1.501          Wisconsin                 1.296
Montana               2.349          Wyoming                   0.432

-------------------------------------------------------------------------------
35 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 69                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
901 S. Marquette Ave.                                                 Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 74                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
901 S. Marquette Ave.                                                 Management, Inc.            Richemont AG (luxury
Minneapolis, MN 55402                                                 (management of private      goods), Harken Energy
Age 53                                                                equities)                   Corporation (oil and gas
                                                                                                  exploration) and
                                                                                                  SIRIT Inc. (radio
                                                                                                  frequency identification
                                                                                                  technology)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 59                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002.  Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and
                                                                      Citigroup Insurance
                                                                      Group, U.S., 1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002,       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 48                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
38 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Special Tax-Exempt Series Trust


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 5, 2003